                                                                 EXHIBIT 10.33


                                  CLOSING INDEX

                               MIDWEST BANKCENTRE

                                     LOAN TO

                           CMC REAL ESTATE COMPANY LLC

                                  $8,000,000.00

                     RE: 7711 CARONDELET, CLAYTON, MISSOURI

                                 AUGUST 8,2003

Promissory Note...............................................................   1

Deed of Trust.................................................................   2

Absolute Assignment of Rents and Leases.......................................   3

Tenant Estoppel and Subordination, Nondisturbance and Attornment Agreement....   4

UCC-1 Financing Statement - Missouri Secretary of State.......................   5

UCC-1 Financing Statement - St. Louis County, Missouri........................   6

Environmental Indemnity Agreement.............................................   7

Secretary's Certificate of CMC Real Estate Company, LLC.......................   8

      (a)  Certificate of Formation

      (b)  Certificates of Good Standing - Delaware and Missouri

      (c)  Operating Agreement

      (d)  Resolutions

               THIS PROMISSORY NOTE IS SECURED BY A DEED OF TRUST
                CONTAINING FUTURE ADVANCE PROVISIONS GOVERNED BY
                       SECTION 443.055 R.S.MO., AS AMENDED

                                 PROMISSORY NOTE

$8,000,000.00                                                     August 8, 2003
                                                      St. Louis County, Missouri

         CMC REAL ESTATE COMPANY, LLC, a Delaware limited liability company d/b/a CMC Real Estate Management Company, LLC ("Borrower"), for value received, hereby promises to pay on the Maturity Date (hereinafter defined) to the order of MIDWEST BANKCENTRE (hereinafter called "Bank") at 8020 Forsyth Boulevard, St. Louis, Missouri 63105 or any other holder hereof, the principal sum of up to Eight Million and 00/100 Dollars ($8,000,000.00) or so much thereof as shall have been advanced hereunder by Bank to Borrower from time to time in lawful money of the United States of America and to pay interest monthly on said principal sum (computed on the basis of a 360 day year counting the actual number of days elapsed), at a floating rate per annum equal to the Prime Rate (as hereinafter defined) minus one-fourth of one percent (.25%) (any change in interest resulting from the change in such Prime Rate to be effective at the beginning of the business day on which each such change in the Prime Rate is effective), but in no event to exceed the maximum rate permitted by law. For purposes hereof, the term "Prime Rate" means, as of any date, a floating per annum rate of interest which at any time, and from time to time, shall be most recently announced by Bank as its Prime Rate, which is not intended to be Bank's lowest or most favorable rate of interest at any one time. From and after the maturity of this Note, whether by acceleration or otherwise, to the extent permitted by law interest on the unpaid principal and interest of this Note shall accrue at an annual rate equal to three (3) percent over the rate of interest that would otherwise then be payable On this Note. Notwithstanding anything contained herein to the contrary, Bank shall not be required to accept any payment that is tendered more than ten (10) days from the date when due, but if Bank does accept such payment, Borrower shall also pay a late charge equal to the greater of (i) $25.00, or (ii) five percent (5%) of the amount past due. If any payment of principal or interest on this note shall become due on a Saturday, Sunday or public holiday under the laws of the State of Missouri on which Bank is not open for business, such payment shall be made on the next succeeding business day of Bank, and any such extension or reduction of time shall hi such case be included in computing interest in connection with such payment.

         The principal of this Note shall be due and payable in installments of Twenty Four Thousand and 00/100 Dollars ($24,000.00) each commencing on September 1, 2003 and continuing on the first day of each succeeding month thereafter until this Note shall have been paid in full and accrued unpaid interest on this Note shall be due and payable on September 1, 2003 and on the first day of each succeeding month thereafter until all principal and accrued interest owing on this Note shall have been fully paid; provided, however, that on September 1, 2008 (the "Maturity Date") the final maturity of this Note, the entire principal balance of this Note then unpaid and all accrued interest then unpaid shall be finally due and payable.

         This Note is secured by a Deed of Trust, Assignment and Security Agreement, an Absolute Assignment of Rents and Leases and an Environmental Indemnity Agreement all of even date herewith which, together with this Note, are hereinafter sometimes referred to collectively as the "Loan Documents".

         Borrower may, at Borrower's option, repay without premium or penalty either the full amount of this promissory note or any lesser sum which is $1,000.00 or an integral multiple thereof. All payments hereunder shall be applied first against fees and charges payable hereunder, then to interest and then to reduction of principal. Partial prepayments will not excuse any scheduled payments due hereunder- No amounts prepaid or repaid hereunder may be reborrowed. At the option of the holder hereof the entire unpaid principal balance hereof and accrued interest hereon shall be immediately due and payable upon the occurrence of any "Default" under any of the Loan Documents which has not been timely cured within any applicable cure period.

         Borrower and each maker, surety, endorser and guarantor of this promissory note hereby agree that: (i) this promissory note may, at the sole option of Bank, be extended or renewed one or more times and the time for payment of this promissory note or any renewal note may be extended without notice to or consent of any person obligated on this promissory note; (ii) Bank may elect to enforce this promissory note against less than all of the persons directly or indirectly obligated hereon; (iii) Bank is not obligated to foreclose upon or exhaust any collateral or pursue any guaranties given for or in connection with this promissory note before proceedings against any person directly or indirectly obligated hereon; and (iv) presentment, demand for payment, notice of non-payment, protest, notice of protest, notice of dishonor, and all other notices in connection with this promissory note, filing of suit and diligence in collecting this promissory note, are waived other than as provided in the Loan Documents. All waivers by Bank shall be in writing. Bank reserves the right to waive or refrain from waiving any right or remedy under this promissory note. No delay or omission on the part of Bank in exercising any right or remedy shall operate as a waiver of such right or remedy. A waiver on one occasion shall not be a waiver on any future occasion.

         Borrower also promises to pay, in addition to the full amount due hereon, all reasonable expenses incurred by the holder in enforcing this promissory note, including without limitation, the reasonable fees and expenses of any attorney to whom this promissory note is referred for collection (whether or not litigation is commenced) or for representation in proceedings under any bankruptcy, receivership or insolvency law.

         Notwithstanding anything to the contrary herein, Borrower's liability hereunder is limited as provided in Section 6.28 of the Deed of Trust, Assignment and Security Agreement

         This promissory note is made in the State of Missouri and is governed by the internal Laws of the State of Missouri. BORROWER AND BANK HEREBY SUBMIT AND CONSENT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED IN THE CITY OR COUNTY OF ST. LOUIS, MISSOURI FOR THE PURPOSE OF LITIGATION INVOLVING THIS PROMISSORY NOTE AND ANY OTHER AGREEMENT EXECUTED IN CONNECTION WITH THIS PROMISSORY NOTE. BORROWER AND BANK WAIVE ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE AND WAIVE ANY RIGHTS TO COMMENCE ANY ACTION AGAINST EACH OTHER IN ANY JURISDICTION EXCEPT THE SITUS SPECIFIED ABOVE. BORROWER AND BANK HEREBY MUTUALLY WAIVE THEIR RIGHT TO A TRIAL BY JURY IN THE EVENT THAT LITIGATION IS COMMENCED BY EITHER PARTY WITH RESPECT HERETO.

"ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING PAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT."

                              "BORROWER"

                              CMC REAL ESTATE COMPANY, LLC, a Delaware limited liability company d/b/a CMC Real Estate Management Company, LLC

                              By: /s/ Michael F. Neidorff
                                  ----------------------------------------------
                                  Michael F. Neidorff, Manager

Tax I.D. Number: 20-005-7283

--------------------------------------------------------------------------------
                  (Space above reserved for Recorder of Deeds)

Title of Document:            Deed of Trust, Assignment and Security Agreement

Date of Document:             August 8th, 2003

Grantor: CMC Real Estate Company, LLC d/b/a CMC Real Estate Management Company, LLC

Grantor's Address:            c/o Centene Corporation
                              7711 Carondelet
                              St. Louis, Missouri 63105

Grantee:                      Midwest BankCentre

Grantee's Address:            8020 Forsyth Boulevard
                              Clayton, Missouri 63105

Legal Description:            See Exhibit A on Page 32.

                                       AFTER RECORDING, PLEASE MAIL DOCUMENT TO:
                                       ROBERT T. WEST
                                       PASTER, WEST & KRANER, P.C.
                                       100 S. BRENTWOOD BLVD., SUITE 401
                                       CLAYTON, MISSOURI 63105

[MISSOURI FORM]

                                 DEED OF TRUST,
                        ASSIGNMENT AND SECURITY AGREEMENT

NAME OF THE NOTEHOLDER SECURED BY THIS DEED OF TRUST:  MIDWEST BANKCENTRE

ADDRESS AT WHICH COMMUNICATIONS TO THE NOTEHOLDER MAY  MIDWEST BANKCENTRE
BE MAILED OR DELIVERED:                                  8020 FORSYTH BOULEVARD
                                                       ST. LOUIS, MISSOURI 63105

         THIS DEED OF TRUST, ASSIGNMENT AND SECURITY AGREEMENT (this "Deed of Trust") is made this_______day of August, 2003, by CMC REAL ESTATE COMPANY, LLC, a Delaware limited liability company d/b/a CMC Real Estate Management Company, LLC, Grantor, with its main office at 7711 Carondelet, Clayton, Missouri 63105 in favor of TIMOTHY REEVES, Trustee, for the benefit of MIDWEST BANKCENTRE, Lender, with its main offices at 8020 Forsyth Boulevard, St. Louis, Missouri 63105.

     ARTICLE 1 - CERTAIN DEFINITIONS; GRANTING CLAUSES: SECURED INDEBTEDNESS

         SECTION 1.1. PRINCIPAL SECURED. This Deed of Trust secures the aggregate principal amount of Eight Million and 00/100 Dollars ($8,000,000-00).

         SECTION 1.2. CERTAIN DEFINITIONS AND REFERENCE TERMS. In addition to other terms defined herein, each of the following terms shall have the meaning assigned to it:

         "GRANTOR": CMC Real Estate Company, LLC d/b/a CMC Real Estate Management Company, LLC and its permitted successors and assigns.

         "LENDER" or "HOLDER": Midwest BankCentre, a state banking company, its successors and assigns.

         "NOTE": Promissory Note dated August__________, 2003 made by Grantor payable to the order of Lender in the principal face amount of $8,000,000,00, bearing interest as therein provided, containing a provision for, among other things, the payment of attorneys' fees.

         "TRUSTEE": Timothy Reeves, of the County of St. Louis, Missouri, or any successor or substitute appointed and designated as herein provided from time to time acting hereunder.

         SECTION 1.3. PROPERTY. Grantor does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN and SET OVER to Trustee the following: (a) the real estate (herein called the "Land") described in Exhibit A which is attached hereto and incorporated herein by reference, and (i) all improvements now or hereafter situated or to be situated on the Land (herein together called the "Improvements"): and (ii) all right, title and interest of Grantor in and to (I) all streets, roads, alleys, sidewalks, easements, rights-of-way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining to the Land or the Improvements; (2) any appendage or appurtenance and any strips or gores between the Land and abutting or adjacent properties; and (3) all water and water rights, timber, crops and mineral interests on or pertaining to the Land (the Land, Improvements and other rights, titles and interests referred to in this clause (a) being herein sometimes collectively called the "Premises"); (b) all fixtures, equipment, systems, machinery, furniture, furnishings, appliances, inventory, goods, building and construction materials, supplies, and articles of persona! property, of every kind and character, now owned or hereafter acquired by Grantor, which are now or hereafter attached to or situated in, on or about the Land or the Improvements, or used in or necessary to the complete and proper planning, development, use, occupancy or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use or installation in or on the Land or the Improvements, and all renewals and replacements of, substitutions for and additions to the foregoing (the properties referred to in this clause (b) being herein sometimes collectively called the "Accessories," all of which are hereby declared to be permanent accessions to the Land); (c) all (i) plans and specifications for the Improvements; (ii) Grantor's rights, but not liability for any breach by Grantor, under all commitments (including any commitment for financing to pay any of the secured indebtedness, as defined below), insurance policies and other contracts and general intangibles (including but not limited to trademarks, trade names and symbols) related to the Premises or the Accessories or the operation thereof; (iii) deposits (including but not limited to Grantor's rights in tenants' security deposits, deposits with respect to utility services to the Premises, and any deposits or reserves hereunder or under any other Loan Document for taxes, insurance or otherwise), money, accounts, instruments, documents, notes and chattel paper arising from or by virtue of any transactions related to the Premises or the Accessories; (iv) permits, licenses, franchises, certificates, development rights, commitments and rights for utilities, and other rights and privileges obtained in connection with the Premises or the Accessories; (v) leases, rents, royalties, bonuses, issues, profits, revenues and other benefits of the Premises and the Accessories (without derogation of Article 3 hereof); (vi) oil, gas and coal and other minerals produced from or allocated to the Land and all products processed or obtained therefrom, and the proceeds thereof; and (vii) engineering, accounting, title, legal, and other technical or business data concerning the Premises which are in the possession of Grantor or in which Grantor can otherwise grant a security interest; and
(d)all (i) proceeds (cash or non-cash) of or arising from the properties, rights, titles and interests referred to above in this Section 1.3, including but not limited to proceeds of any sale, lease or other disposition thereof, proceeds of each policy of insurance relating thereto (including premium refunds), proceeds of the taking thereof or of any rights appurtenant thereto, including change of grade of streets, curb cuts or other rights of access, by condemnation, eminent domain or transfer in lieu thereof for public or quasi-public use under any law, and proceeds arising out of any damage thereto or destruction thereof; and (ii) other interests of every kind and character which Grantor now has or hereafter acquires in, to or for the benefit of the properties, rights, titles and interests referred to above in this Section 1.3 and all property used or useful in connection therewith, including but not limited to rights of ingress and egress and hereditaments, remainders, reversions and reversionary rights or interests; this conveyance shall include, and the Hen and security interest created hereby shall encumber and extend to, all other or additional title, estates, interests or rights which are now owned or may hereafter be acquired by Grantor in or to the property demised; TO HAVE AND TO HOLD the foregoing rights, interests and properties, and all rights, estates, powers and privileges appurtenant thereto (herein collectively called the "Property"), unto Trustee, and his successors or substitutes in this trust, and to his or their successors and assigns, in trust, forever however, upon the terms, provisions and conditions herein set forth, to secure the Note and Loan Documents (as hereinafter defined) and all other indebtedness and matters defined as "secured indebtedness" in Section 1-5 of this Deed of Trust.

         SECTION 1.4. SECURITY INTEREST. Grantor hereby grants to Holder (as hereinafter defined) a security interest in all of the Property which constitutes personal property or fixtures (herein sometimes collectively called the "Collateral"). In addition to its rights hereunder or otherwise, Holder shall have all of the rights of a secured party under the Missouri Uniform Commercial Code, or under the Uniform Commercial Code in force in any other state to the extent the same is applicable law.

         SECTION 1.5. NOTE, LOAN DOCUMENTS, OTHER OBLIGATIONS. This Deed of Trust is made to secure and enforce the payment and performance of the following promissory notes, obligations, indebtedness, duties and liabilities and all renewals, extensions, supplements, increases, and modifications thereof in whole or in part from time to time: (a) the Promissory Note dated August ___ , 2003, in the original principal amount of $8,000,000.00, from Grantor payable to Lender, bearing other things, the payment of attorneys' fees, and all other notes given in substitution therefor or in modification, supplement, increase, renewal or extension thereof, in whole or in part (such note or notes, whether one or more, as from time to time renewed, extended, supplemented, increased or modified and all other notes given in substitution therefor, or in modification, renewal or extension thereof, in whole or in part, being hereinafter called the "Note", and Lender, or the subsequent holder at the time in question of the Note or any of the secured indebtedness, as hereinafter defined, being herein called "Holder"): (b) all indebtedness and oilier obligations and duties owed by Grantor to Holder now or hereafter incurred or arising pursuant to or permitted by the provisions of the Note, this Deed of Trust, or any other document now or hereafter evidencing, governing, guaranteeing, securing or otherwise executed in connection with the loan evidenced by the Note, including but not limited to any loan or credit agreement, letter of credit or reimbursement agreement, tri-party financing agreement, interest rate protection agreement or other agreement between Grantor and Holder, or among Grantor, Holder and any other party or parties, pertaining to the repayment or use of the proceeds of the loan evidenced by the Note (the Note, this Deed of Trust and such other documents, as they or any of them may have been or may be from time to time renewed, extended, supplemented, increased or modified, being herein sometimes collectively called the "Loan Documents"). The indebtedness referred to in this Section 1-5 is hereinafter sometimes referred to as the "secured indebtedness" or the "indebtedness secured hereby."

              ARTICLE 2 - REPRESENTATIONS, WARRANTIES AND COVENANTS

         SECTION 2.1. Grantor represents, warrants, and covenants as follows:

         (a) PAYMENT AND PERFORMANCE. Grantor will make due and punctual payment of the secured indebtedness. Grantor will timely and properly perform and comply with all of the covenants, agreements, and conditions imposed upon it by this Deed of Trust and the other Loan Documents and will not permit a default to occur hereunder or thereunder. Time shall be of the essence in this Deed of Trust

         (b) TITLE AND PERMITTED ENCUMBRANCES. Grantor has, in Grantor's own right, and Grantor covenants to maintain, lawful, good and marketable title to the Property, free and clear of all liens, charges, claims, security interests, and encumbrances except for (i) the matters, if any, set forth under the heading "Permitted Encumbrances" in Exhibit B hereto, which are Permitted Encumbrances only to the extent the same are valid and subsisting and affect the Property, (ii) the liens and security interests evidenced by this Deed of Trust,
(iii) statutory liens for real estate taxes and assessments on the Property which are not yet delinquent, and (iv) other liens and security interests (if any) in favor of Lender (the matters described in the foregoing clauses (i),
(ii), (iii) and (iv) being herein called the "permitted Encumbrances").
Grantor, and Grantor's successors and assigns, will warrant generally and forever defend title to the Property, subject as aforesaid, to Trustee and Trustee's successors or substitutes and assigns, against the claims and demands of all persons claiming or to claim the same or any part thereof. Grantor will punctually pay, perform, observe and keep all covenants, obligations and conditions in or pursuant to any Permitted Encumbrance and will not modify or permit modification of any Permitted Encumbrance without the prior written consent of Holder. Inclusion of any matter as a Permitted Encumbrance does not constitute approval or waiver by Holder of any existing or future violation or other breach thereof by Grantor, by the Property or otherwise. If any right or interest of Holder in the Property or any part thereof shall be endangered or questioned or shall be attacked directly or indirectly, Trustee and Holder, or either of them (whether or not named as parties to legal proceedings with respect thereto), are hereby authorized and empowered to take such steps as in their discretion may be proper for the defense of any such legal proceedings or the protection of such right or interest of Holder, including but not limited to the employment of independent counsel, the prosecution or defense of litigation, and the compromise or discharge of adverse claims. All expenditures so made of every kind and character shall be a demand obligation (which obligation Grantor hereby promises to pay) owing by Grantor to Holder or Trustee (as the case may be), and the party (Holder or Trustee, as the case may be) making such expenditures shall be subrogated to all rights of the person receiving such payment.

         (c) TAXES AND OTHER IMPOSITIONS. Grantor will pay, or cause to be paid, all taxes, assessments and other charges or levies imposed upon or against or with respect to the Property or the ownership, use, occupancy or enjoyment of any portion thereof, or any utility service thereto, as the same become due and payable, including but not limited to all real estate taxes assessed against the Property or any part thereof, and shall deliver promptly to Holder such evidence of the payment thereof as Holder may require.

         (d) INSURANCE. Grantor shall obtain and maintain at Grantor's sole expense: (1) mortgagee title insurance issued to Holder covering the Premises as required by Holder, without exception for mechanics' Hens; (2) all-risk insurance with respect to all insurable Property, against loss or damage by fire, lightning, windstorm, explosion, hail, tornado and such hazards as are presently included in so-called "all-risk" coverage and against such other insurable hazards as Holder may require, in an amount not less than 100% of the full replacement cost, including the cost of debris removal, without deduction for depreciation and sufficient to prevent Grantor and Holder from becoming a coinsurer, such insurance to be in Builder's Risk (non-reporting) form during and with respect to any construction on the Premises; (3) if and to the extent any portion of the Premises is in a special flood hazard area, a flood insurance policy in an amount equal to the lesser of the principal face amount of the Note or the maximum amount available; (4) comprehensive general public liability insurance, on an "occurrence" basis, for the benefit of Grantor and Holder as named insureds; (5) statutory workers' compensation insurance with respect to any work on or about the Premises; and (6) such other insurance on the Property as may from time to time be required by Holder (including but not limited to business interruption insurance, boiler and machinery insurance, earthquake insurance, and war risk insurance) and against other insurable hazards or casualties which ai the time are commonly insured against in the case of premises similarly situated, due regard being given to the height, type, construction, location, use and occupancy of buildings and improvements. All insurance policies shall be issued and maintained by insurers, in amounts, with deductibles, and in form satisfactory to Holder, and shall require not less than thirty (30) days' prior written notice to Holder of any cancellation or change of coverage. All insurance policies maintained, or caused to be maintained, by Grantor with respect to the Property, except for public liability insurance, shall provide that each such policy shall be primary without right of contribution from any other insurance that may be carried by Grantor or Holder and that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured. If any insurer which has issued a policy of title, hazard, liability or other insurance required pursuant to this Deed of Trust or any other Loan Document becomes insolvent or the subject of any bankruptcy, receivership or similar proceeding or if in Holder's reasonable opinion the financial responsibility of such insurer is or becomes inadequate, Grantor shall, in each instance promptly upon the request of Holder and at Grantor's expense, obtain and deliver to Holder a like policy (or, if and to the extent permitted by Holder, a certificate of insurance) issued by another insurer, which insurer and policy meet the requirements of this Deed of Trust or such other Loan Document, as the case may be. Without limiting the discretion of Holder with respect to required endorsements to insurance policies, all such policies for loss of or damage to the Property shall contain a standard mortgagee clause (without contribution) naming Holder as mortgagee with loss proceeds payable to Holder notwithstanding (i) any act, failure to act or negligence of or violation of any warranty, declaration or condition contained in any such policy by any named insured; (ii) the occupation or use of the Property for purposes more hazardous than permitted by the terms of any such policy; (iii) any foreclosure or other action by Holder under the Loan Documents; or (iv) any change in title to or ownership of the Property or any portion thereof, such proceeds to be held for application as provided in the Loan Documents. The originals of each initial insurance policy (or to the extent permitted by Holder, a copy of the original policy and a satisfactory certificate of insurance) shall be delivered to Holder at the time of execution of this Deed of

Trust, with premiums fully paid, and each renewal or substitute policy (or certificate) shall be delivered to Holder, with premiums fully paid, at least ten (10) days before the termination of the policy it renews or replaces. Grantor shall pay all premiums on policies required hereunder as they become due and payable and promptly deliver to Holder evidence satisfactory to Holder of the timely payment thereof. If any loss occurs at any time when Grantor has failed to perform Grantor's covenants and agreements in this paragraph, Holder shall nevertheless be entitled to the benefit of all insurance covering the loss and held by or for Grantor, to the same extent as if it had been made payable to Holder. Upon any foreclosure hereof or transfer of title to the .Property in extinguishment of the whole or any part of the secured indebtedness, all of Grantor's right, title and interest in and to the insurance policies referred to in this Section (including unearned premiums) and all proceeds payable thereunder shall thereupon vest in the purchaser at foreclosure or other such transferee, to the extent permissible under such policies. Holder shall have the right (but not the obligation) to make proof of loss for, settle and adjust any claim under, and receive the proceeds of, all insurance for loss of or damage to the Property, and the expenses incurred by Holder in the adjustment and collection of insurance proceeds shall be a part of the secured indebtedness and shall be due and payable to Holder on demand. Holder shall not be, under any circumstances, liable or responsible for failure to collect or exercise diligence in the collection of any of such proceeds or for the obtaining, maintaining or adequacy of any insurance or for failure to see to the proper application of any amount paid over to Grantor. Any such proceeds received by Holder shall, after deduction therefrom of all reasonable expenses actually incurred by Holder, including attorneys' fees, at Holder's option be (1) released to Grantor, or (2) applied (upon compliance with such terms and conditions as may be required by Holder) to repair or restoration, either partly or entirely, of the Property so damaged, or (3) applied to the payment of the secured indebtedness in such order and manner as Holder, in its sole discretion, may elect, whether or not due. In any event, the unpaid portion of the secured indebtedness shall remain in full force and effect and the payment thereof shall not be excused. Grantor shall at all times comply with the requirements of the insurance policies required hereunder and of the issuers of such policies and of any board of fire underwriters or similar body as applicable to or affecting the Property.

         (e) RESERVE FOR INSURANCE, TAXES AND ASSESSMENTS. Upon request of Holder, to secure certain of Grantor's obligations in paragraphs (c) and (d) above, but not in lieu of such obligations, Grantor will deposit with Holder a sum equal to real estate taxes, assessments and charges (which charges for the purpose of this paragraph shall include without limitation any recurring charge which could result in a lien against the Property) against the Property for the current year, the premiums for such policies of insurance for the current year, and sewer usage charges, all as estimated by Holder and prorated to the end of the calendar month following the month during which Holder's request is made, and thereafter will deposit with Holder, on each date when an installment of principal and/or interest is due on the Note, sufficient funds (as estimated from time to time by Holder) to permit Holder to pay at least forty-five (45) days prior to the due date thereof, the next maturing real estate taxes, assessments and charges and premiums for such policies of insurance. Holder shall have the right to rely upon tax information furnished by applicable taxing authorities in the payment of such taxes or assessments and shall have no obligation to make any protest of any such taxes or assessments. Any excess over the amounts required for such purposes shall be held by Holder for future use, applied to any secured indebtedness or refunded to Grantor, at Holder's option, and any deficiency in such funds so deposited shall be made up by Grantor upon demand of Holder All such funds so deposited shall bear no interest, may be mingled with the general funds of Holder and shall be applied by Holder toward the payment of such taxes, assessments, charges and premiums when statements therefor are presented to Holder by Grantor (which statements shall be presented by Grantor to Holder a reasonable time before the applicable amount is due); provided, however, that, if a default shall have occurred hereunder, such funds may at Holder's option be applied to the payment of the secured indebtedness in the order determined by Holder in its sole discretion, and that Holder may (but shall have no obligation) at any time, in its discretion, apply all or any part of such funds toward the payment of any such taxes, assessments, charges or premiums which are past due, together with any penalties or late charges with respect thereto. The conveyance or transfer of Grantor's interest in the Property for any reason (including without limitation the foreclosure of a subordinate lien or security interest or a transfer by operation of law) shall constitute an assignment or transfer of

Grantor's interest in and rights to such funds held by Holder under this paragraph but subject to the rights of Holder hereunder.

         (f) CONDEMNATION. Grantor shall notify Holder immediately of ray threatened or pending proceeding for condemnation affecting the Property or arising out of damage to the Property, and Grantor shall, at Grantor's expense, diligently prosecute any such proceedings. Holder shall have the right (but not the obligation) to participate in any such proceeding and to be represented by counsel of its own choice. Holder shall be entitled to receive all sums which may be awarded or become payable to Grantor for the condemnation of the Property, or any pan thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Grantor for injury or damage to the Property. Grantor shall, promptly upon request of Holder, execute such additional assignments and other documents as may be necessary from time to time to permit such participation and to enable Holder to collect and receipt for any such sums. All such sums are hereby assigned to Holder, and shall, after deduction therefrom of all reasonable expenses actually incurred by Holder, including attorneys' fees, at Holder's option be (1) released to Grantor, or (2) applied (upon compliance with such terms and conditions as may be required by Holder) to repair or restoration of the Property so affected, or (3) applied to the payment of the secured indebtedness in such order and manner as Holder, in its sole discretion, may elect, whether or not due. In any event the unpaid portion of the secured indebtedness shall remain in full force and effect and the payment thereof shall not be excused. Holder shall not be, under any circumstances, liable or responsible for failure to collect or to exercise diligence in the collection of any such sum or for failure to see to the proper application of any amount paid over to Grantor, Holder is hereby authorized, in the name of Grantor, to execute and deliver valid acquittances for, and to appeal from, any such award, judgment or decree. All costs arid expenses (including but not limited to attorneys' fees) incurred by Holder in connection with any condemnation shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay) to Holder pursuant to this Deed of Trust.

         (g) COMPLIANCE WITH LEGAL REQUIREMENTS. The Property and the use, operation and maintenance thereof and all activities thereon do and shall at all times comply with all applicable Legal Requirements (hereinafter defined). The Property is not, and shall not be, dependent on any other property or premises or any interest therein other than the Property to fulfill any requirement of any Legal Requirement. Grantor shall not, by act or omission, permit any building or other improvement not subject to the lien of this Deed of Trust to rely on the Property or any interest therein to fulfill any requirement of any Legal Requirement. No part of the Property constitutes a nonconforming use under any zoning law or similar law or ordinance. Grantor has obtained and shall preserve in force all requisite zoning, utility, building, health and operating permits from the governmental authorities having jurisdiction over the Property.

If Grantor receives a notice or claim from any person that the Property, or any use, activity, operation or maintenance thereof or thereon, is not in compliance with any Legal Requirement, Grantor will promptly furnish a copy of such notice or claim to Holder. Grantor has received no notice and has no knowledge of any such noncompliance. As used in this Deed of Trust: (i) the term
"Legal Requirement" means any Law (hereinafter defined), agreement, covenant, restriction, easement or condition (including, without limitation of the foregoing, any condition or requirement imposed by any insurance or surety company), as any of the same now exists or may be changed or amended or come into effect in the future; and (ii) the term "Law" means any federal, state or local law, statute, ordinance, code, rule, regulation, license, permit, authorization, constitution, treaty, judgment, award, writ, decision, order, injunction or decree, domestic or foreign.

         (h) MAINTENANCE, REPAIR AND RESTORATION. Grantor will keep the Property in first class order, repair, operating condition and appearance, causing all necessary repairs, renewals, replacements, additions and improvements to be promptly made, and will not allow any of the Property to be misused, abused or wasted or to deteriorate. Notwithstanding the foregoing, Grantor will not, without the prior written consent of Holder, (i) remove from the Property any fixtures or personal property covered by this Deed of Trust except such as is replaced by Grantor by an article of equal suitability and value, owned by Grantor, free and clear of any lien or security interest (except that created by this Deed of Trust), or (ii) make any structural alteration to the Property or any other alteration thereto which impairs the value thereof. if any act or occurrence of any kind or nature (including any condemnation or any casualty for which insurance was not obtained or obtainable) shall result in damage to or loss or destruction of the Property, Grantor shall give prompt notice thereof to Holder and Grantor shall promptly, at Grantor's sole cost and expense and regardless of whether insurance or condemnation proceeds (if any) shall be available or sufficient for the purpose, commence and continue diligently to completion to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to the damage, loss or destruction.

         (i) NO OTHER LIENS. Grantor will not, without the prior written consent of Holder, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any deed of trust, mortgage, voluntary or involuntary lien, whether statutory, constitutional or contractual, security interest, encumbrance or charge, or conditional sale or other title retention document, against or covering the Property, or any part thereof, other than the Permitted Encumbrances, regardless of whether the same are expressly or otherwise subordinate to the lien or security interest created in this Deed of Trust, and should any of the foregoing become attached hereafter in any manner to any part of the Property without the prior written consent of Holder, Grantor will cause the same to be promptly discharged and released. Grantor will own all parts of the Property and will not acquire any fixtures, equipment or other property forming a part of the Property pursuant to a lease, license, security agreement or similar agreement, whereby any party has or may obtain the right to repossess or remove same, without the prior written consent of Holder.

         (j) OPERATION OF PROPERTY. Grantor will operate the Property in a good and workmanlike manner and in accordance with all Legal Requirements and will pay all fees or charges of any kind in connection therewith. Grantor will keep the Property occupied so as not to impair the insurance carried thereon. Grantor will not use or occupy or conduct any activity on, or allow the use or occupancy of or the conduct of any activity on, the Property in any manner which violates any Legal Requirement or which constitutes a public or private nuisance or which makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto. Grantor will not initiate or permit any zoning reclassification of the Property or seek any variance under existing zoning ordinances applicable to the Property or use or permit the use of the Property in such a manner which would result in such use becoming a nonconforming use under applicable zoning ordinances or other Legal
Requirement. Grantor will not impose any easement, restrictive covenant or encumbrance upon the Property, execute or file any subdivision plat or condominium declaration affecting the Property or consent to the annexation of the Property to any municipality, without the prior written consent of Holder. Grantor will not do or suffer to be done any act whereby the value of any part of the Property may be lessened. Grantor will preserve, protect, renew, extend and retain all material rights and privileges granted for or applicable to the Property. Without the prior written consent of Holder, there shall be no drilling or exploration for or extraction, removal or production of any mineral, hydrocarbon, gas, natural element, compound or substance (including sand and gravel) from the surface or subsurface of the Land regardless of the depth thereof or the method of mining or extraction thereof. Grantor will cause all debts and liabilities of any character (including without limitation all debts and liabilities for labor, material and equipment and all debts and charges for utilities servicing the Property) incurred in the construction, maintenance, operation and development of the Property to be promptly paid.

         (k) FINANCIAL MATTERS. Grantor is solvent after giving effect to all borrowings contemplated by the Loan Documents and no proceeding under any Debtor Relief Law (hereinafter defined) is pending (or, to Grantor's knowledge, threatened) by or against Grantor, or any affiliate of Grantor, as a debtor. All reports, statements, plans, budgets, applications, agreements and other data and information heretofore furnished or hereafter to be furnished by or on behalf of Grantor to Holder in connection with the loan or loans evidenced by the Loan Documents (including, without limitation, all financial statements and financial information) are and will be true, correct and complete in all material respects as of their respective dates and do not and will not omit to state any fact or circumstance necessary to make the statements contained therein not misleading. No material adverse change has occurred since the dates of such reports, statements and other data in the financial condition of Grantor or, to Grantor's knowledge, of any tenant under any lease described therein. For the purposes of this paragraph, "Grantor" shall also include any person liable directly or indirectly for the secured indebtedness or any part thereof and any joint venturer or general partner of Grantor.

         (i) STATUS OF GRANTOR; SUITS AND CLAIMS; LOAN DOCUMENTS. If Grantor is a corporation, partnership, limited liability company, or other legal entity, Grantor is and will continue to be (i) duly organized, validly existing and in good standing under the laws of its state of organization, (ii) authorized to do business in, and in good standing in, each state in which the Property is located, and (iii) possessed of all requisite power and authority to carry on its business and to own and operate the Property. Each Loan Document executed by Grantor has been duly authorized, executed and delivered by Grantor, and the obligations thereunder and the performance thereof by Grantor in accordance with their terms are and will continue to be within Grantor's power and authority (without the necessity of jointer or consent of any other person), are not and will not be in contravention of any Legal Requirement or any other document or agreement to which Grantor or the Property is subject, and do not and will not result in the creation of any encumbrance against any assets or properties of Grantor, or any other person liable, directly or indirectly, for any of the secured indebtedness, except as expressly contemplated by the Loan Documents. There is no suit, action, claim, investigation, inquiry, proceeding or demand pending (or, to Grantor's knowledge, threatened) which affects the Property (including, without limitation, any which challenges or otherwise pertains to Grantor's title to the Property) or the validity, enforceability or priority of any of the Loan Documents. There is no judicial or administrative action, suit or proceeding pending (or, to Grantor's knowledge, threatened) against Grantor, or against any other person liable directly or indirectly for the secured indebtedness, except as has been disclosed in writing to Holder in connection with the loan evidenced by the Note. The Loan Documents constitute legal, valid and binding obligations of Grantor (and of each guarantor, if any) enforceable in accordance with their terms, except as the enforceability thereof may be limited by Debtor Relief Laws (hereinafter defined) and except as the availability of certain remedies may be limited by general principles of equity. Grantor is not a "foreign person" within the meaning of the Internal Revenue Code of 1986, as amended, Sections 1445 and 7701 (i. e. Grantor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined therein and in any regulations promulgated thereunder). The loan evidenced by the Note is solely for business and/or investment purposes, and is not for personal, family, household or agricultural purposes. Grantor will not cause or permit any change to be made in its name, identity, or corporate or partnership structure, unless Grantor shall have notified Holder of such change prior to the effective date of such change, and shall have first taken all action required by Holder for the purpose of further perfecting or protecting the lien and security interest of Holder in the Property. Grantor's principal place of business and chief executive office, and the place where Grantor keeps its books and records concerning the Property, has for the preceding four months been and will continue to be (unless Grantor notifies Holder of any change in writing prior to the date of such change) the address of Grantor set forth at the end of this Deed of Trust.

         (m) CERTAIN ENVIRONMENTAL MATTERS. Grantor shall comply with the terms and covenants of that certain Environmental Indemnity Agreement dated of even date herewith (the "Environmental Agreement").

         (n) FURTHER ASSURANCES. Grantor will, promptly on request of Holder, (i) correct any defect, error or omission which may be discovered in the contents, execution or acknowledgment of this Deed of Trust or any other Loan Document; (ii) execute, acknowledge, deliver, procure and record and/or file such further documents (including, without limitation, further deeds of trust, security agreements, financing statements, continuation statements, and assignments of rents or leases) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Deed of Trust and the other Loan Documents, to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby (including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property) or as deemed advisable by Holder to protect the lien or the security interest hereunder against the rights or interests of third persons; and (iii) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts as may be necessary, desirable or proper in the reasonable determination of Holder to enable Holder to comply with the requirements or requests of any agency having jurisdiction over Holder or any examiners of such agencies with respect to the indebtedness secured hereby, Grantor or the Property. Grantor shall pay all costs connected with any of the foregoing, which shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay) to Holder pursuant to this Deed of Trust.

         (o) FEES AND EXPENSES. Without limitation of any other provision of this Deed of Trust or of any other Loan Document and to the extent not prohibited by applicable law, Grantor will pay, and will reimburse to Holder and/or Trustee on demand to the extent paid by Holder and/or Trustee: (i) all appraisal fees, recordation, transfer and other filing, registration and recording fees, taxes, brokerage fees and commissions, abstract fees, title search or examination fees, title policy and endorsement premiums and fees, uniform commercial code search fees, judgment and tax Hen search fees, escrow fees, attorneys' fees, architect fees, construction consultant fees, environmental inspection fees, survey fees, and all other out-of-pocket costs and expenses of every character incurred by Grantor or Holder and/or Trustee in connection with the preparation of the Loan Documents, the evaluation, closing and funding of the loan evidenced by the Loan Documents, and any and all amendments and supplements to this Deed of Trust, the Note or any other Loan Documents or any approval, consent, waiver, release or other matter requested or required hereunder or thereunder, or otherwise attributable or chargeable to Grantor as owner of the Property; and (ii) all costs and expenses, including attorneys' fees and expenses, incurred or expended in connection with the exercise of any right or remedy, or the defense of any right or remedy or the enforcement of any obligation of Grantor, hereunder or under any other Loan Document.

         (p)      INDEMNIFICATION.

                  (i) Grantor will indemnify and hold harmless Holder and Trustee from and against, and reimburse them on demand for, any and all Indemnified Matters (defined below). For purposes of this paragraph
         (p), the terms "Holder" and "Trustee" shall include the directors, officers, partners, employees and agents of Trustee and Holder, respectively, and any persons owned or controlled by, owning or controlling, or under common control or affiliated with Holder or Trustee, respectively. Without limitation, the foregoing indemnities shall apply to each indemnified person with respect to matters which in whole or in part are caused by or arise out of the negligence of any other indemnified person. However, such indemnities shall not apply to a particular indemnified person to the extent that the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of that indemnified person. Any amount to be paid under this paragraph (p) by Grantor to Holder and/or Trustee shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay) to Holder arid/or Trustee pursuant to this Deed of Trust. Nothing in this paragraph, elsewhere in this Deed of Trust or in any other Loan Document shall limit or impair any rights or remedies of Holder and/or Trustee (including without limitation any rights of contribution or indemnification) against Grantor or any other person under any other provision of this Deed of Trust, any other Loan Document, any other agreement or any applicable Legal Requirement.

                  (ii) As used herein, the term "Indemnified Matters" means any and all claims, demands, liabilities (including strict liability), losses, damages (including consequential damages), causes of action, judgments, penalties, costs and expenses (including without limitation, reasonable fees and expenses of attorneys and other professional consultants and experts, and of the investigation and defense of any claim, whether or not such claim is ultimately defeated, and the settlement of any claim or judgment including all value paid or given in settlement) of every kind, known or unknown, foreseeable or unforeseeable, which may be imposed upon, asserted against or incurred or paid by Holder and/or Trustee at any time and from time to time, whenever imposed, asserted or incurred because of, resulting from, in connection with, or arising out of any transaction, act, omission event or circumstance in any way connected with the Property or with this Deed of Trust or any other Loan Document, including but not limited to any bodily injury or death or property damage occurring in or upon or in the vicinity of the Property through any cause whatsoever, any act performed or omitted to be performed hereunder or under any other Loan Document, any breach by Grantor of any representation, warranty, covenant, agreement or condition contained in this Deed of Trust or in any other Loan Document, any default as defined herein, any claim under or with respect to any Lease (hereinafter defined), or arising under the Environmental Agreement. The indemnities in this paragraph (p) shall not terminate upon the release, foreclosure or other termination of this Deed of Trust but will survive the Release Date, foreclosure of this Deed of Trust or conveyance in lieu of foreclosure, the repayment of the secured indebtedness, the discharge and release of this Deed of Trust and the other Loan Documents, any bankruptcy or other debtor relief proceeding, and any other event whatsoever.

         (q) RECORDS AND FINANCIAL REPORTS. Grantor will keep accurate books and records in accordance with sound accounting principles in which full, true and correct entries shall be promptly made with respect to the Property and the operation thereof, and will permit all such books and records to be inspected and copied, and the Property to be inspected and photographed, by Holder and its representatives during normal business hours and at any other reasonable times. Without limitation of other or additional requirements in any of the other Loan Documents, (ii) Grantor's an income statement of Grantor within one hundred twenty (120) days after the one-year anniversary of the date of the most recent financial statement delivered to Holder in the case of an individual, otherwise in all other cases, for each fiscal year of Grantor as soon as reasonably practicable following the end of such fiscal year, but in any event within ninety (90) days after the end thereof; and (Hi) Grantor's tax returns within thirty (30) days after the due date therefore including extensions. Each financial statement submitted pursuant to this paragraph shall be prepared in accordance with generally accepted accounting principles, consistently applied, and be certified in writing as true and correct by Grantor (or if Grantor is not a natural person, by a representative of Grantor acceptable to Holder). Grantor will furnish to Holder at Grantor's expense all evidence which Holder may from time to time reasonably request as to compliance with all provisions of the Loan Documents. Any inspection or audit of the Property or the books and records of Grantor, or the procuring of documents and financial and other information, by or on behalf of Holder shall be for Holder's protection only, and shall not constitute any assumption of responsibility to Grantor or anyone else with regard to the condition, construction, maintenance or operation of the Property nor Holder's approval of any certification given to Holder nor relieve Grantor of any of Grantor's obligations. Holder may from time to time assign or grant participations in the secured indebtedness and Grantor consents to the delivery by Holder to any acquirer or prospective acquirer of any interest or participation in or with respect to all or part of the secured indebtedness such information as Holder now or hereafter has relating to the Property, Grantor, any party obligated for payment of any part of the secured indebtedness, any tenant or guarantor under any lease affecting any part of the Property and any agent or guarantor under any management agreement affecting any part of the Property.

         (r) TAXES ON NOTE OR PEED OF TRUST. Grantor will promptly pay all income, franchise and other taxes owing by Grantor and any stamp, documentary, recordation and transfer taxes or other taxes (unless such payment by Grantor is prohibited by law) which may be required to be paid with respect to the Note, this Deed of Trust or any other instrument evidencing or securing any of the secured indebtedness. In the event of the enactment after this date of any law of any governmental entity applicable to Holder, the Note, the Property or this Deed of Trust deducting from the value of property for the purpose of taxation any lien or security interest thereon, or imposing upon Holder the payment of the whole or any part of the taxes or assessments or charges or hens herein required to be paid by Grantor, or changing in any way the laws relating to the taxation of deeds of trust or mortgages or security agreements or debts secured by deeds of trust or mortgages or security agreements or the interest of the mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to affect this Deed of Trust or the indebtedness secured hereby or Holder, then, and in any such event, Grantor, upon demand by Holder, shall pay such taxes, assessments, charges or liens, or reimburse Holder therefore; provided, however, that if in the opinion of counsel for Holder (i) it might be unlawful to require Grantor to make such payment or (ii) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in such event, Holder may elect, by notice in writing given to Grantor, to declare all of the indebtedness secured hereby to be and become due and payable sixty (60) days from the giving of such notice.

         (s) STATEMENT CONCERNING NOTE OR DEED OF TRUST. Grantor shall at any time and from time to time furnish within seven (7) days of request by Holder a written statement in such form as may be required by Holder stating that (i) the Note, this Deed of Trust and the other Loan Documents are valid and binding obligations of Grantor, enforceable against Grantor in accordance with their terms; (ii) the unpaid principal balance of the Note; (iii) the date to which interest on the Note is paid; (iv) the Note, this Deed of Trust and the other Loan Documents have not been released, subordinated or modified; and (v) there are no offsets or defenses against the enforcement of the Note, this Deed of Trust or any other Loan Document. If any of the foregoing statements are untrue, Grantor shall, alternatively, specify the reasons therefor.

         (t) DEBT SERVICE COVERAGE RATIO. (2) month period (or such shorter period of time as Grantor has owned the Property), which Debt Service Coverage Ratio shall be Such Ratio shall be For purposes hereof, "Net Operating Income" shall be defined as (A) excluding income from early cancellation penalties or other nontypical sources) for the applicable period for the applicable period, including, but not limited to, real estate taxes, insurance premiums and a management fee, but specifically excluding depreciation and capital expenditures.

         SECTION 2.2. PERFORMANCE BY HOLDER ON GRANTOR'S BEHALF. Grantor agrees that, if Grantor fails to perform any act or to take any action which under any Loan Document Grantor is required to perform or take, or to pay any money which under any Loan Document Grantor is required to pay, and whether or not the failure then constitutes a default hereunder or thereunder, and whether or not there has occurred any default or defaults hereunder or the secured indebtedness has been accelerated, Holder, in Grantor's name or its own name, may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Holder and any money so paid by Holder shall be a demand obligation owing by Grantor to Holder (which obligation Grantor hereby promises to pay), shall be a part of the indebtedness secured hereby, and Holder, upon making such payment, shall be subrogated to all of the rights of the person, entity or body politic receiving such payment. Holder and its designees shall have the right to enter upon the Property at any time and from time to time for any such purposes. No such payment or performance by Holder shall waive or cure any default or waive any right, remedy or recourse of Holder. Any such payment may be made by Holder in reliance on any statement, invoice or claim without inquiry into the validity or accuracy thereof. Each amount due and owing by Grantor to Holder pursuant to this Deed of Trust shall bear interest, from the date such amount becomes due until paid, at the rate per annum provided in the Note for interest on past due principal owed on the Note but never in excess of the maximum no usurious amount permitted by applicable law, which interest shall be payable to Holder on demand; and all such amounts, together with such interest thereon, shall automatically and without notice be a part of the indebtedness secured hereby. The amount and nature of any expense by Holder hereunder and the time when paid shall be fully established by the certificate of Holder or any of Holder's officers or agents.

                   ARTICLE 3 - ASSIGNMENT OF RENTS AND LEASES

         SECTION 3.1. ASSIGNMENT. Grantor hereby assigns to Holder all Rents (hereinafter defined) and all of Grantor's rights in and under all Leases (hereinafter defined). So long as no Default (hereinafter defined) has occurred, Grantor shall have a license (which license shall terminate automatically and without further notice upon the occurrence of a Default) to collect, but not prior to accrual, the Rents under the Leases and, where applicable, subleases, such Rents to be held in trust for Holder, and to otherwise deal with all Leases as permitted by this Deed of Trust. Each month, provided no Default has occurred, Grantor may retain such Rents as were collected that month and held in trust for Holder, Upon the revocation of such license, all rents shall be paid directly to Holder and not through Grantor, all without the necessity of any further action by Holder, including, without limitation, any action to obtain possession of the Land, Improvements or any other portion of the Property or any action for the appointment of a receiver. Grantor hereby authorizes and directs the tenants under the Leases to pay Rents to Holder upon written demand by Holder, without further consent of Grantor, without any obligation of such tenants to determine whether a Default has in fact occurred and regardless of whether Holder has taken possession of any portion of the Property, and the tenants may rely upon any written statement delivered by Holder to the tenants. Any such payments to Holder shall constitute payments to Grantor under the Leases, and Grantor hereby irrevocably appoints Holder as its attorney-in-fact to do all things which Grantor might otherwise do with respect to the Property and the Leases thereon, including, without limitation, (i) collecting Rents with or without suit and applying the same, less expenses of collection, to any of the obligations secured hereunder or to expenses of operating and maintaining the Property (including reasonable reserves for anticipated expenses), at the option of Holder, all in such manner as may be determined by Holder, or, at the option of Holder, holding the same as security for the payment of all obligations secured hereunder, (ii) leasing, in the name of Grantor, the whole or any part of the Property which may become vacant, and (iii) employing agents therefore and paying such agents reasonable compensation for their services; provided, however, that Grantor shall exercise such rights until there occurs a Default under the terms of the Note or this Deed of Trust. The curing of such Default, unless other Defaults also then exist, shall entitle Grantor to recover its aforesaid license to do any such things which Grantor might otherwise do with respect to the Property and the Leases thereon and to again collect such Rents. The powers and rights granted in this paragraph shall be in addition to the other remedies herein provided for upon the occurrence of an event of default and may be exercised independently of or concurrently with any of said remedies. Nothing in the foregoing shall be construed to impose any obligation upon Holder to exercise any power or right granted in this paragraph or to assume any liability under any Lease of any part of the Property and no liability shall attach to Holder for failure or inability to collect any Rents under any such Lease, The assignment contained in this Section shall become null and void upon the release of this Deed of Trust, As used herein: (i) "Lease" means each existing or future lease, sublease (to the extent of Grantor's rights thereunder) or other agreement under the terms of which any person has or acquires any right to occupy or use the Property, or any part thereof, or interest therein, and each existing or future guaranty of payment or performance thereunder, and all extensions, renewals, modifications and replacements of each such lease, sublease, agreement or guaranty; and (ii) "Rents" means all of the rents, revenue, income, profits and proceeds derived and to be derived from the Property or arising from the use or enjoyment of any portion thereof or from any Lease, including but not limited to liquidated damages following default under any such Lease, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by damage to any part of the Property, all of Grantor's rights to recover monetary amounts from any tenant in bankruptcy including, without limitation, rights of recovery for use and occupancy and damage claims arising out of Lease defaults, including rejections, under any applicable Debtor Relief Law (hereinafter defined), together with any sums of money that may now or at any time hereafter be or become due and payable to Grantor by virtue of any and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and all future oil, gas, mineral and mining leases covering the Property or any part thereof, and all proceeds and other amounts paid or owing to Grantor under or pursuant to any and all contracts and bonds relating to the construction or renovation of the Property.

         SECTION 3.2. COVENANTS. REPRESENTATIONS AND WARRANTIES CONCERNING LEASES AND RENTS. Grantor covenants, represents and warrants that: (a) Grantor has good title to, and is the owner of the entire landlord's interest in, the Leases and Rents hereby assigned and authority to assign them; (b) all Leases are valid and enforceable, and in full force and effect, and are unmodified except as stated therein; (c) neither Grantor nor, to the knowledge of Grantor, any tenant in the Property is in default under its Lease (and no event has occurred which with the passage of time or notice or both would result in a default under its Lease) or is the subject of any bankruptcy, insolvency or similar proceeding; (d) unless otherwise stated in a Permitted Encumbrance, no Rents or Leases have been or will be assigned, mortgaged, pledged or otherwise encumbered and no other person has or will acquire any right, title or interest in such Rents or Leases; (e) no Rents have been waived, released, discounted, set off or compromised; (f) except as stated in the Leases, Grantor has not received any funds or deposits from any tenant for which credit has not already been made on account of accrued Rents; (g) Grantor shall perform all of its obligations under the Leases and enforce the tenants' obligations under the Leases to the extent enforcement is prudent under the circumstances; (h) except as permitted below, Grantor will not without the prior written consent of Holder, enter into any Lease after the date hereof, or waive, release, discount, set off, compromise, reduce or defer any Rent, receive or collect Rents more than one (1) month in advance, grant any rent-free period to any tenant, reduce any Lease term or waive, release or otherwise modify any other material obligation under any Lease, renew or extend any Lease except in accordance with a right of the tenant thereto in such Lease, approve or consent to an assignment of a Lease or a subletting of any part of the premises covered by a Lease, or settle or compromise any claim against a tenant under a Lease in bankruptcy or otherwise provided that Grantor may perform any of the foregoing (other than receipt or collection of rents more than one (1) month in advance) in tine ordinary course of operating the Property as a commercial office building, provided that the Lease in question is for premises containing not more than 10, 000 square feet; (i) Grantor will not, except in good faith where the tenant is in material default thereunder, terminate or consent to the cancellation or surrender of any Lease having an unexpired term of one year or more unless promptly after the cancellation or surrender a new Lease of such premises is made with a new tenant having a credit standing, in Holder's judgment, at least equivalent to that of the tenant whose Lease was canceled, on substantially the same terms as the terminated or canceled Lease; 0) Grantor will not execute any Lease except for actual occupancy by the tenant thereunder; (k) Grantor shall give prompt notice to Holder, as soon as Grantor first obtains notice, of any claim, or the commencement of any action, by any tenant. or subtenant under or with respect to a Lease regarding any claimed damage, default, diminution of or offset against Rent, cancellation of the Lease, or constructive eviction, and Grantor shall defend, at Grantor's expense, any proceeding pertaining to any Lease, including, if Holder so requests, any such proceeding to which Holder is a party; (1) Grantor shall as often as reasonably requested by Holder, within ten (10) days of each request, deliver to Holder a complete rent roll of the Property in such detail as Holder may require and financial statements of the tenants, subtenants and guarantors under the Leases to the extent available to Grantor, and deliver to such of the tenants and others obligated under the Leases specified by Holder written notice of the assignment in Section 3. I hereof in form and content satisfactory to Holder; (m) promptly upon request by Holder, Grantor shall deliver to Holder executed originals of all Leases and copies of all records relating thereto; (n) there shall be no merger of the leasehold estates, created by the Leases, with the fee estate of the Land without the prior written consent of Holder; and (o) Holder may at any time and from time to time by specific written instrument intended for the purpose, unilaterally subordinate the lien of this Deed of Trust to any Lease, without joinder or consent of, or notice to, Grantor, any tenant or any other person, and notice is hereby given to each tenant under a Lease of such right to subordinate. No such subordination shall constitute a subordination to any lien or other encumbrance, whenever arising, or improve the right of any junior lienholder; and nothing herein shall be construed as subordinating this Deed of Trust to any Lease.

         SECTION 3.3. ESTOPPEL CERTIFICATES. All Leases entered into after the date hereof shall require the tenant to execute and deliver to Holder an estoppel certificate in form and substance acceptable to Holder within ten (10) days after notice from Holder.

         SECTION 3.4. NO LIABILITY OF HOLDER. Holder's acceptance of this assignment shall not be deemed to constitute Holder a "mortgage in possession," nor obligate Holder to appear in or defend any proceeding relating to any Lease or to the Property, or to take any action hereunder, expend any money, incur any expenses, or perform any obligation or liability under any Lease, or assume any obligation for any deposit delivered to Grantor by any tenant and not as such delivered to and accepted by Holder. Holder shall not be liable for any injury or damage to person or property in or about the Property, or for Holder's failure to collect or to exercise diligence in collecting Rents, but shall be accountable only for Rents that it shall actually receive. Neither the assignment of Leases and Rents nor enforcement of Holder's rights regarding Leases and Rents (including collection of Rents) nor possession of the Property by Holder nor Holder's consent to or approval of any Lease (nor all of the same), shall render Holder liable on any obligation under or with respect to any Lease or constitute affirmation of, or any subordination to, any Lease, occupancy, use or option.

If Holder seeks or obtains any judicial relief regarding Rents or Leases, the same shall in no way prevent the concurrent or subsequent employment of any other appropriate rights or remedies nor shall same constitute an election of judicial relief for any foreclosure or any other purpose. Holder neither has nor assumes any obligations as lessor or landlord with respect to any Lease. The rights of Holder under this Article 3 shall be cumulative of all other rights of Holder under the Loan Documents or otherwise.

                              ARTICLE 4 - DEFAULT

         SECTION 4.1. EVENTS OF DEFAULT. The occurrence of any one of the following shall be a default under this Deed of Trust ("default" or "Default"):

         (a) FAILURE TO PAY INDEBTEDNESS. Any of the secured indebtedness is not paid when due, regardless of how such amount may have become due and such nonpayment is not cured within five (5) days after written notice to Grantor, provided that in no event shall Grantor be entitled to receive more than two (2) such notices in any twelve (12) month period of time, nor shall Grantor be entitled to receive any such notice in the event the secured indebtedness is not paid upon maturity,

         (b) NONPERFORMANCE OF COVENANTS. Any covenant, agreement or condition herein or in any other Loan Document (other than covenants otherwise addressed in another paragraph of this Section, such as covenants to pay the secured indebtedness) is not fully and timely performed, observed or kept, and such failure is not cured within thirty (30) days after written notice to Grantor.

         (c) REPRESENTATIONS. Any statement, representation or warranty in any of the Loan Documents, or in any financial statement or any other writing heretofore or hereafter delivered to Holder in connection with the secured indebtedness is false, misleading or erroneous in any material respect on the date hereof or on the date as of which such statement, representation or warranty is made, and such statement, representation or warranty is not made true and correct (as of the time such corrective action is taken) within the applicable grace period (if any) provided for in such Loan Document.

         (d) BANKRUPTCY OR INSOLVENCY. The owner of the Property or any person liable, directly or indirectly, for any of the secured indebtedness (or any general partner or joint venturer of such owner or other person):

                  (i) (A) Executes an assignment for the benefit of creditors, or takes any action in furtherance thereof; or (B) admits in writing its inability to pay, or fails to pay, its debts generally as they become due; or (C) as a debtor, files a petition, case, proceeding or other action pursuant to, or voluntarily seeks the benefit or benefits of, Title 11 of the United States Code as now or hereafter in effect or any other law, domestic or foreign, as now or hereafter in effect relating to bankruptcy, insolvency, liquidation, receivership, reorganization, arrangement, composition, extension or adjustment of debts, or similar laws affecting the rights of creditors (Title 11 of the United States Code and such other laws being herein called "Debtor Relief Laws"), or takes any action in furtherance thereof; or (D) seeks the appointment of a receiver, trustee, custodian or liquidator of the Property or any part thereof or of any significant portion of its other property; or

                  (ii) Suffers the filing of a petition, case, proceeding or other action against it as a debtor under any Debtor Relief Law or seeking appointment of a receiver, trustee, custodian or liquidator of the Property or any part thereof or of any significant portion of its other property, and (A) admits, acquiesces in or fails to contest diligently the material allegations thereof, or (B) the petition, case, proceeding or other action results in entry of any order for relief or order granting relief sought against it, or (C) in a proceeding under the Federal Bankruptcy Code, the case is converted from one chapter to another, or (D) fails to have the petition, case, proceeding or other action permanently dismissed or discharged on or before the earlier of trial thereon or sixty (60) days next following the date of its filing; or

                  (iii) Conceals, removes, or permits to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or makes or suffers a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or makes any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or suffers or permits, while insolvent, any creditor to obtain a lien (other than as described in subparagraph (iv) below) upon any of its property through legal proceedings which are not vacated and such lien discharged prior to enforcement thereof and in any event within sixty (60) days from the date thereof; or

                  (iv) Fails to have discharged within a period of ten (10) days any attachment, sequestration, or similar writ levied upon any of its property; or

                  (v) Fails to pay immediately any final money judgment against it.

         (e) TRANSFER OF THE PROPERTY. Any sale, lease, conveyance, assignment, pledge, encumbrance, or transfer of all or any part of the Property or any interest therein, voluntarily or involuntarily, whether by operation of law or otherwise, except: (i) sales or transfers of items of the Accessories which have become obsolete or worn beyond practical use and which have been replaced by adequate substitutes, owned by Grantor, having a value equal to or greater than the replaced items when new; and (ii) the grant, in the ordinary course of business, of a leasehold interest in a part of the Improvements to a tenant for occupancy, not containing a right or option to purchase and not in contravention of any provision of this Deed of Trust or of any other Loan Document. Holder may, in its sole discretion, waive a default under this paragraph, but it shall have no obligation to do so, and any waiver maybe conditioned upon such one or more of the following (if any) which Holder may require: the grantee's integrity, reputation, character, creditworthiness and management ability being satisfactory to Holder in its sole judgment and grantee executing, prior to such sale or transfer, a written assumption agreement containing such terms as Holder may require, a principal paydown on the Note, an increase in the rate of interest payable under the Note, a transfer fee, a modification of the term of the Note, and any other modification of the Loan Documents which Holder may require.

         (f) TRANSFER OF OWNERSHIP OF GRANTOR. The sale, pledge, encumbrance, assignment or transfer, voluntarily or involuntarily, whether by operation of law or otherwise, of any interest in Grantor (if Grantor is not a natural person but is a corporation, partnership, limited liability company, trust or other legal entity), without the prior written consent of Holder (including, without limitation, if Grantor is a partnership or joint venture, the withdrawal from or admission into it of any general partner or joint venturer), except: the conversion of Grantor's sole member to a limited liability company or sales or transfers of stock in Grantor if Grantor is a corporation, or sales or transfers of limited partnership interests in Grantor if Grantor is a limited partnership, or sales or transfers of member interests in Grantor if Grantor is a limited liability company, provided that such sales or transfers, together with any prior sales or transfers of interests in Grantor, do not result in more than 49% of the total beneficial interests in Grantor having been sold or transferred since the date of this Deed of Trust.

         (g) GRANT OF EASEMENT, ETC. Without the prior written consent of Holder, Grantor grants any easement or dedication, files any plat, condominium declaration, or restriction, or otherwise encumbers the Property, or seeks or permits any zoning reclassification or variance, unless such action is expressly permitted by the Loan Documents or does not affect the Property.

         (h) ABANDONMENT. The owner of the Property abandons any of the Property.

         (i) DEFAULT UNDER OTHER LIEN. A default or event of default occurs under any lien, security interest or assignment covering the Property or any part thereof (whether or not Holder has consented, and without hereby implying Holder's consent, to any such lien, security interest or assignment not created hereunder), or the holder of any such lien, security interest or assignment declares a default or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

         (j) DESTRUCTION. The Property is so demolished, destroyed or damaged that, in the reasonable opinion of Holder, it cannot be restored or rebuilt with available funds to a profitable condition prior to the final maturity date of the Note.

         (k) CONDEMNATION. (i) Any governmental authority shall require, or commence any proceeding for, the demolition of any building or structure comprising a part of the Premises, or (ii) there is commenced any proceeding to condemn or otherwise take pursuant to the power of eminent domain, or a contract for sale or a conveyance in lieu of such a taking is executed which provides for the transfer of, a material portion of the Premises, including but not limited to the taking (or transfer in lieu thereof) of any portion which would result in the blockage or substantial impairment of access or utility service to the Improvements or which would cause the Premises to fail to comply with any Legal Requirement.

         (l) LIQUIDATION, ETC. The liquidation, termination, dissolution, merger, consolidation or failure to maintain good standing in the State of Missouri and/or the state of incorporation or organization, if different, and such failure to maintain good standing is not corrected within thirty (30) days after notice from the State of Missouri and/or the state of organization, as the case may be (or in the case of an individual, the death or legal incapacity) of Grantor, any owner of the Property or any person obligated to pay any part of the secured indebtedness.

         (m) ENFORCEABILITY; PRIORITY. Any Loan Document shall for any reason without Holder's specific written consent cease to be in full force and effect, or shall be declared null and void or unenforceable in whole or in part, or the validity or enforceability thereof, in whole or in part, shall be challenged or denied by any party thereto other than Holder; or the liens, mortgages or security interests of Holder in any of the Property become unenforceable in whole or in part, or cease to be of the priority herein required, or the validity or enforceability thereof, in whole or in part, shall be challenged or denied by Grantor or any person obligated to pay any part of the secured indebtedness.

         (n) OTHER LOAN DOCUMENTS; OTHER INDEBTEDNESS. A default or event of default occurs under any Loan Document, other than this Deed of Trust, and the same is not remedied within the applicable period of grace (if any) provided in such Loan Document.

         (o) ENCUMBRANCE. If Grantor shall, without prior written consent of Holder, mortgage, pledge, hypothecate or otherwise encumber all or any portion of the Property, even if such pledge or mortgage is subordinate to Holder's lien position.

         SECTION 4.2. NOTICE AND CURE. If any provision of this Deed of Trust or any other Loan Document provides for Holder to give to Grantor any notice regarding a default or incipient default, then if Holder shall fail to give such notice to Grantor as provided, the sole and exclusive remedy of Grantor for such failure shall be to seek appropriate equitable relief to enforce the agreement to give such notice and to have any acceleration of the maturity of the Note and the secured indebtedness postponed or revoked and foreclosure proceedings in connection therewith delayed or terminated pending or upon the curing of such default in the manner and during the period of time permitted by such agreement, if any, and Grantor shall have no right to damages or any other type of relief not herein specifically set out against Holder, all of which damages or other relief are hereby waived by Grantor. Nothing herein or in any other Loan Document shall operate or be construed to add on or make cumulative any cure or grace periods specified in any of the Loan Documents.

                              ARTICLE 5 - REMEDIES

         SECTION 5.1. CERTAIN REMEDIES. If a default shall occur, Holder may (but shall have no obligation to) exercise any one or more of the following remedies, without notice (unless notice is required by applicable statute):

         (a) ACCELERATION. Holder may at any time and from time to time declare any or all of the secured indebtedness immediately due and payable and such secured indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, notice of acceleration or of intention to accelerate or any other notice or declaration of any kind, all of which are hereby expressly waived by Grantor. Without limitation of the foregoing, upon the occurrence of a default described in clauses (A), (C) or (D) of subparagraph (i) of paragraph (d) of Section 4, 1, hereof, all of the secured indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, declaration or notice of acceleration or intention to accelerate, or any other notice, declaration or act of any kind, all of which are hereby expressly waived by Grantor.

         (b) ENFORCEMENT OF ASSIGNMENT OF RENTS. In addition to the rights of Holder under Article 3 hereof, prior or subsequent to taking possession of any portion of the Property or taking any action with respect to such possession, Holder may: (1) collect and/or sue for the Rents in Holder's own name, give receipts and releases therefore, and after deducting all expenses of collection, including attorneys' fees and expenses, apply the net proceeds thereof to the secured indebtedness in such manner and order as Holder may elect and/or to the operation and management of the Property, including the payment of management, brokerage and attorney's fees and expenses; and (2) require Grantor to transfer all security deposits and records thereof to Holder together with original counterparts of the Leases.

         (c) FORECLOSURE; POWER OF SALE. Grantor hereby authorizes and empowers Trustee, or Trustee's successor or substitute, and it shall be Trustee's special duty at the request of Holder to sell (or in the case of any default of any purchaser to resell) the Property or any part thereof. Prior to any sale of the Property by Trustee, Trustee shall notify Grantor in accordance with all applicable laws. In the event of a postponement of any sale of the Property, which may be done in the sole discretion of Trustee, no new or additional notice need be given by Trustee to Grantor for the next scheduled sale of the Property. Any sale made by Trustee hereunder may be as an entirety or in such parcels as Holder may request at such time and place, and after such previous public advertisement as Trustee shall deem advantageous and proper and at such times and containing such information as required by applicable laws and rules, without regard to any right of Grantor or any other person to the marshaling of assets. Except as may be required by applicable law, no purchaser of the Property shall be required to see to the proper application of the purchase money. To the extent permitted by applicable law, any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The sale by Trustee of less than the whole of the Property shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Property shall be sold; and, if the proceeds of such sale of less than the whole of the Property shall be less than the aggregate of the indebtedness secured hereby and the expense of executing this trust as provided herein, this Deed of Trust and the lien hereof shall remain in full force and effect as to the unsold portion of the Property just as though no sale had been made; provided, however, that Grantor shall never have any right to require the sale of less than the whole of the Property but Holder shall have the right, at its sole election, to request Trustee to sell less than the whole of the Property. Trustee may, after any request or direction by Holder, sell not only the real property but also the Collateral and other interests which are a part of the Property, or any part thereof, as a unit and as a part of a single sale, or may sell any part of the Property separately from the remainder of the Property. It shall not be necessary for Trustee to have taken possession of any part of the Property or to have present or to exhibit at any sale any of the Collateral. After each sale, Trustee shall make to the purchaser or purchasers at such sale good and sufficient conveyances, conveying the property so sold to the purchaser or purchasers in fee simple, subject to all restrictions and encumbrances of record, and shall receive the proceeds of said sale or sales and apply the same as herein provided. Payment of the purchase price to Trustee shall satisfy the obligation of purchaser at such sale therefore, and such purchaser shall not be responsible for the application thereof. The power of sale granted herein shall not be exhausted by any sale held hereunder by Trustee or Trustee's substitute or successor, and such power of sale may be exercised from time to time and as many times as Holder may deem necessary until all of the Property has been duly sold or all secured indebtedness has been fully paid. In the event any sale hereunder is not completed or is defective in the opinion of Holder, such sale shall not exhaust the power of sale hereunder and Holder shall have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or deeds or other conveyances given by Trustee or any successor or substitute appointed hereunder as to nonpayment of the secured indebtedness or as to the occurrence of any default, or as to Holder's having declared all of said indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to the refusal, failure or inability to act of Trustee or any substitute or successor trustee, or as to the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done by Holder or by such Trustee, substitute or successor, shall be taken as prima facie evidence of the truth of the facts so stated and recited. Trustee or Trustee's successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, Trustee's successor or substitute. If Trustee or Trustee's successor or substitute shall have given notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute Trustee conducting the sale.

         (d) UNIFORM COMMERCIAL CODE. Without limitation of Holder's rights of enforcement with respect to the Collateral or any part thereof in accordance with the procedures for foreclosure of real estate, Holder may exercise its rights of enforcement with respect to the Collateral or any part thereof under the Missouri Uniform Commercial Code, as amended (or under the Uniform Commercial Code in force in any other state to the extent the same is applicable law) and in conjunction with, in addition to or in substitution for those rights and remedies: (1) Holder may enter upon Grantor's premises to take possession of, assemble and collect the Collateral or, to the extent and for those items of the Collateral permitted under applicable law, to render it unusable; (2) Holder may require Grantor to assemble the Collateral and make it available at a place Holder designates which is mutually convenient to allow Holder to take possession or dispose of the Collateral; (3) written notice mailed to Grantor as provided herein at least five (5) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; (4) any sale made pursuant to the provisions of this paragraph shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with and upon the same notice as required for the sale of the Property under power of sale as provided in paragraph (c) above in this Section 5.1; (5) in the event of a foreclosure sale, whether made by Trustee under the terms hereof, or under judgment of a court, the Collateral and the other Property may, at the option of Holder, be sold as a whole; (6) it shall not be necessary that Holder take possession of the Collateral or any part thereof prior to the time that any sale pursuant to the provisions of this Section is conducted and it shall not be necessary that the Collateral or any part thereof be present at the location of such sale; (7) with respect to application of proceeds of disposition of the Collateral under Section 5.3 hereof, the costs and expenses incident to disposition shall include the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys' fees and legal expenses incurred by Holder; (8) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the secured indebtedness or as to the occurrence of any default, or as to Holder having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by Holder, shall be taken as primaw facie evidence of the truth of the facts so stated and recited; and (9) Holder may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Holder, including the sending of notices and the conduct of the sale, but in the name and on behalf of Holder.

         (e) LAWSUITS. Holder may proceed by a suit or suits in equity or at law, whether for collection of the indebtedness secured hereby, the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Property under the judgment or decree of any court or courts of competent jurisdiction. Grantor hereby assents to the passage of a decree for the sale of the Property by any equity court having jurisdiction.

         (f) ENTRY ON PROPERTY. Holder is authorized, prior or subsequent to the institution of any foreclosure proceedings, to the fullest extent permitted by applicable law, to enter upon the Property, or any part thereof, and to take possession of the Property and all books and records relating thereto, and to exercise without interference from Grantor any and all rights which Grantor has with respect to the management, possession, operation, protection or preservation of the Property. Holder shall not be deemed to have taken possession of the Property or any part thereof except upon the exercise of its right to do so, and then only to the extent evidenced by its demand and overt act specifically for such purpose. All costs, expenses and liabilities of every character incurred by Holder in managing, operating, maintaining, protecting or preserving the Property shall constitute a demand obligation of Grantor (which obligation Grantor hereby promises to pay) to Holder pursuant to this Deed of Trust. If necessary to obtain the possession provided for above, Holder may invoke any and all legal remedies to dispossess Grantor. In connection with any action taken by Holder pursuant to this Section, Holder shall not be liable for any loss sustained by Grantor resulting from any failure to let the Property or any part thereof, or from any act or omission of Holder in managing the Property unless such loss is caused by the willful misconduct and bad faith of Holder, nor shall Holder be obligated to perform or discharge any obligation, duty or liability of Grantor arising under any lease or other agreement relating to the Property or arising under any Permitted Encumbrance or otherwise arising. Grantor hereby assents to, ratifies and confirms any and all actions of Holder with respect to the Property taken under this Section.

         (g) RECEIVER. Holder shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Property, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Property or the solvency of any person or persons liable for the payment of the indebtedness secured hereby, and Grantor does hereby irrevocably consent to the appointment of such receiver or receivers, waives notice of such appointment, of any request therefore or hearing in connection therewith, and any and all defenses to such appointment, agrees not to oppose any application therefore by Holder, and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Holder to application of Rents as provided in this Deed of Trust.

Nothing herein is to be construed to deprive Holder of any other right, remedy or privilege it may have under the law to have a receiver appointed. Any money advanced by Holder in connection with any such receivership shall be a demand obligation (which obligation Grantor hereby promises to pay) owing by Grantor to Holder pursuant to this Deed of Trust.

         (h) TERMINATION OF COMMITMENT TO LEND. Holder may terminate any commitment or obligation to lend or refuse to disburse funds under any Loan Document.

         (i) OTHER RIGHTS AND REMEDIES. Holder may exercise any and all other rights and remedies which Holder may have under the Loan Documents, or at law or in equity or otherwise.

         (j) RIGHT OF SETOFF. Holder may, to the fullest extent permitted by applicable law, without notice, setoff and apply any and all deposits, funds or assets at any time held and other indebtedness at any time owing by Holder to or for the credit or the account of Grantor against any and all indebtedness secured hereby.

         SECTION 5.2. PROCEEDS OF FORECLOSURE. The proceeds of any sale held by Trustee or Holder or any receiver or public officer in foreclosure of the liens and security interests evidenced hereby shall be applied: FIRST, to the payment of all necessary costs and expenses incident to such foreclosure sale, including but not limited to all attorneys' fees and legal expenses, advertising costs, auctioneer's fees, costs of title rundowns and lien searches, inspection fees, appraisal costs, fees for professional services, environmental assessment and remediation fees, all court costs and charges of every character, and a reasonable fee (not exceeding five percent (5%) of the gross proceeds of such sale) to Trustee acting under the provisions of paragraph (c) of Section 5.1 hereof if foreclosed by power of sale as provided in said paragraph, and to the payment of the other secured indebtedness, including specifically without limitation the principal, accrued interest and attorneys' fees due and unpaid on the Note and the amounts due and unpaid and owed to Holder under this Deed of Trust, the order and manner of application to the items in this clause FIRST to be in Holder's sole discretion; SECOND, to the holders or beneficiaries of any Subordinate Deeds of Trust or other inferior lien, as they may be entitled thereto by law; and THIRD, the remainder, if any there shall be, shall be paid to Grantor, or to Grantor's heirs, devisees, representatives, successors or assigns, or such other persons as may be entitled thereto by law; provided, however, that if Holder is uncertain which person or persons are so entitled, Holder may interplead such remainder in any court of competent jurisdiction, and the amount of any attorneys' fees, court costs and expenses incurred in such action shall be a part of the secured indebtedness and shall be reimbursable (without limitation) from such remainder.

         SECTION 5.3. HOLDER AS PURCHASER. Holder shall have the right to become the purchaser at any sale held by Trustee or substitute or successor or by any receiver or public officer or at any public sale, and Holder shall have the right to credit upon the amount of Holder's successful bid, to the extent necessary to satisfy such bid, all or any part of the secured indebtedness in such manner and order as Holder may elect.

         SECTION 5.4. FORECLOSURE AS TO MATURED DEBT. Upon the occurrence of a default, Holder shall have the right to proceed with foreclosure (judicial or nonjudicial) of the liens and security interests hereunder without declaring the entire secured indebtedness due, and in such event any such foreclosure sale may be made subject to the unmatured part of the secured indebtedness; and any such sale shall not in any manner affect the unmatured part of the secured indebtedness, but as to such unmatured part this Deed of Trust shall remain in full force and effect just as though no sale had been made. The proceeds of such sale shall be applied as provided in Section 5.3 hereof except that the amount paid under clause FIRST thereof shall be only the matured portion of the secured indebtedness and any proceeds of such sale in excess of those provided for in clause FIRST (modified as provided above) shall be applied to the prepayment (without penalty) of any other secured indebtedness in such manner and order and to such extent as Holder deems advisable, and the remainder, if any, shall be applied as provided in clauses SECOND and THIRD of Section

5.3 hereof, Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the secured indebtedness.

         SECTION 5.5. REMEDIES CUMULATIVE. All rights and remedies provided for herein and in any other Loan Document are cumulative of each other and of any and all other rights and remedies existing at law or in equity, and Trustee and Holder shall, in addition to the rights and remedies provided herein or in any other Loan Document, be entitled to avail themselves of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the secured indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and security interests evidenced hereby, and the resort to any right or remedy provided for hereunder or under any such other Loan Document or provided for by law or in equity shall not prevent the concurrent or subsequent employment of any other appropriate right or rights or remedy or remedies.

         SECTION 5.6. HOLDER'S DISCRETION AS TO SECURITY. Holder may resort to any security given by this Deed of Trust or to any other security now existing or hereafter given to secure the payment of the secured indebtedness, in whole or in part, and in such portions and in such order as may seem best to Holder in its sole and uncontrolled discretion, and any such action shall not in any way be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Deed of Trust.

         Section 5.7. GRANTOR'S WAIVER OF CERTAIN RIGHTS. To the full extent Grantor may do so, Grantor agrees that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Grantor, for Grantor, Grantor's heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by applicable law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the secured indebtedness, notice of election to mature or declare due the whole of the secured indebtedness and all rights to a marshaling of assets of Grantor, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and/or security interests hereby created. Grantor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatever to defeat, reduce or affect the right of Holder under the terms of this Deed of Trust to a sale of the Property for the collection of the secured indebtedness without any prior or different resort for collection, or the right of Holder under the terms of this Deed of Trust to the payment of the secured indebtedness out of the proceeds of sale of the Property in preference to every other claimant whatever. Grantor waives any right or remedy which Grantor may have or be able to assert pursuant to any provision of Missouri law, pertaining to the rights and remedies of sureties. If any law referred to in this Section and now in force, of which Grantor or Grantor's heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Property might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section.

         SECTION 5.8. LEASE TO GRANTOR; DELIVERY OF POSSESSION AFTER FORECLOSURE. The Property is hereby leased to Grantor for a term ending at the earlier of the time when this Deed of Trust is released and satisfied or the Property is sold as provided in this Deed of Trust, for a rental of one cent (1(C)) per month, payable monthly upon demand. Grantor will, without notice or demand therefore, immediately surrender peaceable possession of the Property to the purchaser thereof at any non-judicial sale or judicial foreclosure. The purchaser will be entitled to institute summary proceedings for possession of the Property if possession is not so surrendered. After any such sale or foreclosure, any Leases to tenants or subtenants that are subject to this Deed of Trust (either by their date, their express terms, or by agreement of the tenant or subtenant) shall, at the sole option of Holder or any purchaser at such sale or foreclosure, either (i) continue in full force and effect, and the tenant(s) or subtenant(s) thereunder will, upon request, attorn to and acknowledge in writing to the purchaser or purchasers at such sale or foreclosure as landlord thereunder, or (ii) terminate such leases. In the event the tenant fails to surrender possession of the Property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the Property (such as an action for unlawful detainer) in any court having jurisdiction.

                           ARTICLE 6 - MISCELLANEOUS

         SECTION 6.1. SCOPE OF DEED OF TRUST. This Deed of Trust is a deed of trust of real property, a security agreement, an assignment of rents and leases, a financing statement and a collateral assignment of personal property, and also covers proceeds and fixtures.

         SECTION 6.2. EFFECTIVE AS A FINANCING STATEMENT. This Deed of Trust shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Property and is to be filed for record in the real estate records of each county where any part of the Property (including said fixtures) is situated. This Deed of Trust shall also be effective as a financing statement covering minerals or the like (including oil and gas) and accounts subject to 400.9-101 of the Missouri Uniform Commercial Code, as amended, and similar provisions (if any) of the Uniform Commercial Code as enacted in any other state where the Property is situated which will be financed at the wellhead or minehead of the wells or mines located on the Property and is to be filed for record in the real estate records of each county where any part of the Property is situated. This Deed of Trust shall also be effective as a financing statement covering any other Property and may be filed in any other appropriate filing or recording office. The mailing address of Grantor and Holder are set forth in the preamble of this Deed of Trust and the address of Holder from which information concerning the security interests hereunder may be obtained is the address of Holder set forth at the end of this Deed of Trust, A carbon, photographic or other reproduction of this Deed of Trust or of any financing statement relating to this Deed of Trust shall be sufficient as a financing statement for any of the purposes referred to in this Section.

         SECTION 6.3. NOTICE TO ACCOUNT DEBTORS. In addition to the rights granted elsewhere in this Deed of Trust, Holder may at any time notify the account debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness included in the Collateral to pay Holder directly.

         SECTION 6.4. WAIVER BY HOLDER. Holder may at any time and from time to time by a specific writing intended for the purpose: (a) waive compliance by Grantor with any covenant herein made by Grantor to the extent and in the manner specified in such writing; (b) consent to Grantor's doing any act which hereunder Grantor is prohibited from doing, or to Grantor's failing to do any act which hereunder Grantor is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Property or any interest therein from the lien and security interest of this Deed of Trust, without the joinder of Trustee; or (d) release any party liable, either directly or indirectly, for the secured indebtedness or for any covenant herein or in any other Loan Document, without impairing or releasing the liability of any other party. No such act shall in any way affect the rights or powers of Holder or Trustee hereunder except to the extent specifically agreed to by Holder in such writing.

         SECTION 6.5. NO IMPAIRMENT OF SECURITY. The lien, security interest and other security rights of Holder hereunder or under any other Loan Document shall not be impaired by any indulgence, moratorium or release granted by Holder including, but not limited to, any renewal, extension or modification which Holder may grant with respect to any secured indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which Holder may grant in respect of the Property, or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any secured indebtedness. The taking of additional security by Holder shall not release or impair the lien, security interest or other security rights of Holder hereunder or affect the liability of Grantor or of any endorser, guarantor or surety, or improve the right of any junior lienholder in the Property (without implying hereby Holder's consent to any junior lien).

         SECTION 6.6. ACTS NOT CONSTITUTING WAIVER BY HOLDER. Holder may waive any default without waiving any other prior or subsequent default. Holder may remedy any default without waiving the default remedied. Neither failure by Holder to exercise, nor delay by Holder in exercising, nor discontinuance of the exercise of any right, power or remedy (including but not limited to the right to accelerate the maturity of the secured indebtedness or any part thereof) upon or after any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Holder of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Grantor therefore shall in any event be effective unless the same shall be in writing and signed by Holder and then such waiver or consent shall be effective only in the specific instance, for the purpose for which given and to the extent therein specified. No notice to nor demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances. Remittances in payment of any part of the secured indebtedness other than in the required amount in immediately available U. S. funds shall not, regardless of any receipt or credit issued therefore, constitute payment until the required amount is actually received by Holder in immediately available U. S. funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Holder of any payment in an amount less than the amount then due on any secured indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder.

         SECTION 6.7. GRANTOR'S SUCCESSORS. If the ownership of the Property or any part thereof becomes vested in a person other than Grantor, Holder may, without notice to Grantor, deal with such successor or successors in interest with reference to this Deed of Trust and to the indebtedness secured hereby in the same manner as with Grantor, without in any way vitiating or discharging Grantor's liability hereunder or for the payment of the indebtedness or performance of the obligations secured hereby. No transfer of the Property, no forbearance on the part of Holder, and no extension of the time for the payment of the indebtedness secured hereby given by Holder shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Grantor hereunder for the payment of the indebtedness or performance of the obligations secured hereby or the liability of any other person hereunder for the payment of the indebtedness secured hereby. Each Grantor agrees that it shall be bound by any modification of this Deed of Trust or any of the other Loan Documents made by Holder and any subsequent owner of the Property, with or without notice to such Grantor, and no such modifications shall impair the obligations of such Grantor under this Deed of Trust or any other Loan Document. Nothing in this Section or elsewhere in this Deed of Trust shall be construed to imply Holder's consent to any transfer of the Property.

         SECTION 6.8. PLACE OF PAYMENT. All secured indebtedness which may be owing hereunder at any time by Grantor shall be payable at the place designated in the Note (or if no such designation is made, at the address of Holder indicated at the end of this Deed of Trust).

         SECTION 6.9. SUBROGATION TO EXISTING LIENS; VENDOR'S LIEN. To the extent that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Holder at Grantor's request, and Holder shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, however remote, irrespective of whether said liens, security interests, charges or encumbrances are released, and all of the same are recognized as valid and subsisting and are renewed and continued and merged herein to secure the secured indebtedness, but the terms and provisions of this Deed of Trust shall govern and control the manner and terms of enforcement of the liens, security interests, charges and encumbrances to which Holder is subrogated hereunder. It is expressly understood that, in consideration of the payment of such indebtedness by Holder, Grantor hereby waives and releases all demands and causes of action for offsets and payments in connection with the said indebtedness. If all or any portion of the proceeds of the loan evidenced by the Note or of any other secured indebtedness has been advanced for the purpose of paying the purchase price for all or a part of the Property, no vendor's lien is waived; and Holder shall have, and is hereby granted, a vendor's lien on the Property as cumulative additional security for the secured indebtedness. Holder may foreclose under this Deed of Trust or under the vendor's lien without waiving the other or may foreclose under both.

         SECTION 6.10. APPLICATION OF PAYMENTS TO CERTAIN INDEBTEDNESS. If any part of the secured indebtedness cannot be lawfully secured by this Deed of Trust or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Deed of Trust.

         SECTION 6.11. NATURE OF LOAN; COMPLIANCE WITH USURY LAWS. The Loan evidenced by the Note is being made solely for the purpose of carrying on or acquiring a business or commercial enterprise. It is the intent of Grantor and Holder and all other parties to the Loan Documents to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements between Holder and Grantor (or any other party liable with respect to any indebtedness under the Loan Documents) are hereby limited by the provisions of this Section which shall override and control all such agreements, whether now existing or hereafter arising. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged, chargeable, or received under this Deed of Trust, the Note or any other Loan Document or otherwise, exceed the maximum nonusurious amount permitted by applicable law (the "Maximum Amount"). If, from any possible construction of any document, interest would otherwise be payable in excess of the Maximum Amount, any such construction shall be subject to the provisions of this Section and such document shall ipso facto be automatically reformed and the interest payable shall be automatically reduced to the Maximum Amount, without the necessity of execution of any amendment or new document. If Holder shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the Maximum Amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the secured indebtedness in the inverse order of its maturity and not to the payment of interest, or refunded to Grantor or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal. The right to accelerate maturity of the Note or any other secured indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Holder does not intend to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the Maximum Amount. As used in this Section, the term "applicable Law" shall mean the laws of the State of Missouri or the federal laws of the United States applicable to mistranslation, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

         SECTION 6.12. SUBSTITUTE TRUSTEE. The Trustee may resign by an instrument in writing addressed to Holder, or Trustee may be removed at any time with or without cause by an instrument in writing executed by Holder. In case of the death, resignation, removal, or disqualification of Trustee, or if for any reason Holder shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee, then Holder shall have the right and is hereby authorized and empowered to appoint a successor trustee or trustees, or a substitute trustee(s), without other formality than appointment and designation in writing executed by Holder and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the indebtedness secured hereby has been paid in full, or until the Property is fully and finally sold hereunder. If Holder is a corporation or association and such appointment is executed on its behalf by an officer of such corporation or association; such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation or association. Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Property shall vest in the named successor or substitute Trustee(s) and such successor or substitute shall thereupon succeed to, and shall hold, possess and execute, all the rights, powers, privileges, immunities and duties herein conferred upon Trustee. All references herein to "Trustee" shall be deemed to refer to Trustee (including any successor(s) or substitute(s) appointed and designated as herein provided) from time to time acting hereunder.

         SECTION 6.13. NO LIABILITY OF TRUSTEE. Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever (including Trustee's negligence), except for Trustee's gross negligence or willful misconduct. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder. Grantor hereby ratifies and confirms any and all acts which the herein named Trustee or Trustee's successor or successors, substitute or substitutes, in this trust, shall do lawfully by virtue hereof. Grantor will reimburse Trustee for, and save Trustee harmless against, any and all liability and expenses which may be incurred by Trustee in the performance of Trustee's duties. The foregoing indemnity shall not terminate upon discharge of the secured indebtedness or foreclosure, or release or other termination, of this Deed of Trust.

         SECTION 6.14. RELEASES.

         (a) RELEASE OF DEED OF TRUST. If all of the secured indebtedness be paid as the same becomes due and payable and all of the covenants, warranties, undertakings and agreements made in this Deed of Trust are kept and performed, and all obligations, if any, of Holder for further advances have been terminated, then, and in that event only, all rights under this Deed of Trust shall terminate (except to the extent expressly provided herein with respect to indemnifications, representations and warranties and other rights which are to continue following the release hereof) and the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, and such liens and security interests shall be released by Holder in due form at Grantor's cost. Without limitation, all provisions herein for indemnity of Holder or Trustee shall survive discharge of the secured indebtedness and any foreclosure, release or termination of this Deed of Trust.

         (b) EFFECT OF PARTIAL RELEASE. Holder may, regardless of consideration, cause the release of any part of the Property from the lien of this Deed of Trust without in any manner affecting or impairing the lien or priority of this Deed of Trust as to the remainder of the Property.

         SECTION 6.15. NOTICES. All notices, requests, consents, demands and other communications required or which any party desires to give hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by courier, or by registered or certified United States mail, postage prepaid, addressed to the party to whom directed at the addresses specified in this Deed of Trust (unless changed by similar notice in writing given by the particular party whose address is to be changed) or by telegram, telex, or facsimile. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of telegram, telex or facsimile, upon receipt; provided, however, that any notice required by Section
443.310 and Section 443.320 of the Revised Statutes of Missouri, as amended, shall be considered complete when the requirements of such statutory provisions are met. Notwithstanding the foregoing, no notice of change of address shall be effective except upon receipt. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any person in any situation or for any reason.

         SECTION 6.16. INVALIDITY OF CERTAIN PROVISIONS. A determination that any provision of this Deed of Trust is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Deed of Trust to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

         SECTION 6.17. GENDER; TITLES; CONSTRUCTION. Within this Deed of Trust, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions. The use of the words "herein," "hereof," "hereunder" and other similar compounds of the word "here" shall refer to this entire Deed of Trust and not to any particular Article, Section, paragraph or provision. The term "person" and words importing persons as used in this Deed of Trust shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations, limited liability companies and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

         SECTION 6.18. HOLDER'S CONSENT. Except where otherwise expressly provided herein, in any instance hereunder where the approval, consent or the exercise of judgment of Holder is required or requested, (a) the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of Holder, and Holder shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or Holder's judgment, and (b) no approval or consent of Holder shall be deemed to have been given except by a specific writing intended for the purpose and executed by an authorized representative of Holder.

         SECTION 6.19. GRANTOR. Unless the context clearly indicates otherwise, as used in this Deed of Trust, "Grantor" means the grantors named in Section 1.2 hereof or any of them. The obligations of Grantor hereunder shall be joint and several. If any Grantor, or any signatory who signs on behalf of any Grantor, is a corporation, partnership or other legal entity, Grantor and any such signatory, and the person or persons signing for it, represent and warrant to Holder that this instrument is executed, acknowledged and delivered by Grantor's duly authorized representatives. If Grantor is an individual, no power of attorney granted by Grantor herein shall terminate on Grantor's disability.

         SECTION 6.20. EXECUTION; RECORDING. This Deed of Trust may be executed in several counterparts, with all such counterparts being identical, and all of which counterparts together constituting one and the same instrument. The date or dates reflected in the acknowledgments hereto indicate the date or dates of actual execution of this Deed of Trust, but such execution is as of the date shown on the first page hereof, and for purposes of identification and reference the date of this Deed of Trust shall be deemed to be the date reflected on the first page hereof. Grantor will cause this Deed of Trust and all amendments and supplements thereto and substitutions therefore and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refilled in such manner and in such places as Trustee or Holder shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

         SECTION 6.21. SUCCESSORS AND ASSIGNS. The terms, provisions, covenants and conditions hereof shall be binding upon Grantor, and the heirs, devisees, representatives, successors and assigns of Grantor, and shall inure to the benefit of Trustee and Holder and shall constitute covenants running with the Land. All references in this Deed of Trust to Grantor shall be deemed to include all such heirs, devisees, representatives, successors and assigns of Grantor.

         SECTION 6.22. MODIFICATION OR TERMINATION. The Loan Documents may only be modified or terminated by a written instrument or instruments intended for that purpose and executed by the party against which enforcement of the modification or termination is asserted. Any alleged modification or termination which is not so documented shall not be effective as to any party.

         SECTION 6.23. NO PARTNERSHIP. ETC. The relationship between Holder and Grantor is solely that of lender and borrower. Holder has no fiduciary or other special relationship with Grantor. Nothing contained in the Loan Documents is intended to create any partnership, joint venture, association or special relationship between Grantor and Holder or in any way make Holder a co-principal with Grantor with reference to the Property. All agreed contractual duties between or among Holder, Grantor and Trustee are set forth herein and in the other Loan Documents and any additional implied covenants or duties are hereby disclaimed. Any inferences to the contrary of any of the foregoing are hereby expressly negated.

         SECTION 6.24. APPLICABLE LAW. THIS DEED OF TRUST, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH AND PURSUANT TO THE LAWS OF THE STATE OF MISSOURI AND APPLICABLE UNITED STATES FEDERAL LAW. IN THE EVENT THAT THE "CHOICE OF LAW" RULES OF THE STATE OF MISSOURI CAN BE CONSTRUED OR INTERPRETED TO REQUIRE THE LAWS OF ANOTHER JURISDICTION TO GOVERN, THE "CHOICE OF LAW" RULES
OF THE STATE OF MISSOURI SHALL NOT APPLY.

         SECTION 6.25. WAIVER OF JURY TRIAL. In the event any dispute between Grantor and Lender is not resolved pursuant to the arbitration provision above, Grantor waives trial by jury in any court action or proceeding to which Grantor and Lender may be parties, arising out of, in connection with or in any way pertaining to, this instrument or any other documents evidencing or securing the loan transaction herein involved. It is agreed and understood that this waiver constitutes a waiver of trial by jury of all claims against all parties to such action or proceedings, including claims against parties who are not parties to this instrument, in each case whether now existing or hereafter arising, and whether sounding in contract or tort or otherwise. This waiver is knowingly, willingly and voluntarily made by Grantor, and Grantor hereby represents that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. Grantor further represents and warrants that it has been represented in the signing of this Note and in the making of this waiver by independent legal counsel, or has had the opportunity to be represented by independent legal counsel selected of its own free will, and that it has had the opportunity to discuss this waiver with counsel. Grantor agrees and consents that Lender may file an original counterpart or a copy of this document with any court as written evidence of the consent of Grantor to the waiver of its right to trial by jury.

         Grantor hereby waives personal service and consents to process being served in any suit, action, or proceeding instituted in connection with the Note or Loan Documents by the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to Grantor at its address set forth on the signature page hereof and service so made shall be deemed to be completed five
(5) days after the same shall have been so deposited in the U. S. Mail. Grantor irrevocably agrees that such service shall be deemed to be service of process upon Grantor in any such suit, action, or proceeding. Nothing in this document shall affect the right of Lender to serve process in any manner otherwise permitted by law and nothing in this Note will limit the right of Lender otherwise to bring proceedings against Grantor in the courts of any jurisdiction or jurisdictions.

         SECTION 6.26. INSURANCE NOTICE. The following notice is given pursuant to Section 427.120 of the Revised Statutes of Missouri, as amended; nothing contained in such notice shall be deemed to limit or modify the terms of this Deed of Trust or any other document or agreement executed and delivered in connection with the Note and the transactions contemplated hereunder:

         "UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN."

         SECTION 6.27. ENTIRE AGREEMENT. The Loan Documents constitute the entire understanding and agreement between Grantor and Holder with respect to the transactions arising in connection with the indebtedness secured hereby and supersede all prior written or oral understandings and agreements between Grantor and Holder with respect to the matters addressed in the Loan Documents. Grantor hereby acknowledges that, except as incorporated in writing in the Loan Documents, there are not, and were not, and no persons are or were authorized by Holder to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents.

         SECTION 6.28. LIMITATION OF LIABILITY. Subject to the qualifications below, Holder shall not enforce the liability and obligation of Grantor to perform and observe the obligations contained in the Note, or the other Loan Documents by any action or proceeding wherein a money judgment shall be sought against Grantor, except that Holder may bring a foreclosure action, an action for specific performance or any other appropriate action or proceeding to enable Holder to enforce and realize upon its interest under the Note and the other Loan Documents, or in the Property, the Rents or any other collateral given to Holder pursuant to the Loan Documents; provided, however, that, except as specifically provided herein, any judgment in any such action or proceeding shall be enforceable against Grantor only to the extent of Grantor's interest in the Property, in the Rents and in any other collateral given to Holder, and Holder, by accepting the Note and the other Loan Documents, shall not sue for, seek or demand any deficiency judgment against Grantor in any such action or proceeding under or by reason of or under or in connection with the Note, or the other Loan Documents. The provisions of this Section 6.28 shall not, however
(a) constitute a waiver, release or impairment of any obligation evidenced or secured by any of the Loan Documents; (b) impair the right of Holder to name Grantor as a party defendant in any action or suit for foreclosure and sale hereunder; (c) impair the right of Holder to obtain the appointment of a receiver; (d) impair the rights of Holder under the Environmental Indemnity Agreement; or (e) constitute a waiver of the right of Holder to enforce the liability and obligation of Grantor, by money judgment or otherwise, to the extent of any and all liabilities, costs, losses (including any reduction in value of the Property or any other collateral or the loss of Holder's security interest therein), damages, expenses (including reasonable attorneys' fees and disbursements, and court costs, if any), or claims suffered or incurred by Holder by reason of or in connection with any of the following:

                  (i) any fraud committed by Grantor or any affiliate of Grantor in connection with the Loan;

                  (ii) any material representation contained in any of the Loan Documents or any report furnished pursuant to any of the Loan Documents by or on behalf of Grantor;

                  (iii) the misappropriation of any proceeds of insurance or condemnation awards by Grantor;

                  (iv) to the extent the security deposits are subject to their respective control, the failure of Grantor or any affiliate of Grantor, to properly apply any and all security deposits held by Grantor, or any affiliate of Grantor, or said person's failure to properly return same to tenants when due, or failure to deliver security deposits to Holder, any receiver or any person purchasing the Property or any part thereof at a foreclosure sale or upon the taking of possession of the Property or any part thereof by Holder, such receiver or other person.

         IN WITNESS WHEREOF, Grantor has executed this Deed of Trust under seal as of the date first written on page 1 hereof.

The address and federal tax             GRANTOR:
identification number of Grantor are:
Federal Tax No.                         CMC REAL ESTATE COMPANY, LLC, A DELAWARE
                                        LIMITED LIABILITY COMPANY d/b/a CMC REAL
c/o Centene Corporation                 ESTATE MANAGEMENT COMPANY, LLC
7711 Carondelet
Clayton, Missouri 63105                 BY: /S/ Michael F. Neidorff
                                            ------------------------------
ID# 20-005-7283                             MICHAEL F. NEIDORFF, MANAGER

STATE OF MISSOURI       )
                        ) SS.
COUNTY OF ST. LOUIS     )

         On this 8th day of August, 2003, before me appeared MICHAEL F. NEIDORFF, to me personally known, who, being by me duly sworn, did say that he is the Manager of CMC REAL ESTATE COMPANY, LLC, a Delaware limited liability company d/b/a CMC Real Estate Management Company, LLC, and that said instrument was signed on behalf of said limited liability company, by authority of its Members; and said MICHAEL F. NEIDORFF acknowledged said instrument to be the free act and deed of said limited liability company.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in the County and State aforesaid, the day and year first above written.

                                                  /s/ Kay M. Baker
                                             -----------------------------
                                             Notary Public

My commission expires: 11/02/06

                                                [SEAL OF NOTARY PUBLIC]

                                             KAY M. BAKER, NOTARY PUBLIC
                                          St. Louis County, State of Missouri
                                            My Commission Expires 11-02-2006

                                    EXHIBIT A

                                      LAND

The parcel or parcels of real property located in the County of St. Louis, State of Missouri and more particularly described as follows:

A tract of land being Lots 8, 9 and 10 in Block 13 of the TOWN (NOW CITY) OF CLAYTON, according to the plat thereof recorded in Plat Book I, page 11 (now 7) of the St. Louis County Records, Township 45 North-Range 6 East, St. Louis County, Missouri, and being more particularly described as: Beginning at the Southeast corner of said Lot 10, said corner being the intersection of the North line of Carondelet Avenue, 80 feet wide, and the West line of a 20 foot wide North-South alley in said Block 13; thence along said North line of Carondelet Avenue, North 84 degrees 32 minutes 23 seconds West 160.00 feet to the
Southeast corner of Lot 7 in said Block 13; thence along the East line of said Lot 7, North 05 degrees 27 minutes 17 seconds East 190.10 feet to the South line of a 20 foot wide East-West alley in said Block 13; thence along said South line of the 20 foot wide East-West alley, South 84 degrees 32 minutes 16 seconds (record) 23 seconds (measured) East 160.00 feet to said West line of the 20 foot wide North-South alley; thence along said West line of the 20 foot wide North-South alley, South 05 degrees 27 minutes 17 seconds West 190.10 feet to the point of beginning, according to a survey by Volz, Inc., dated May 9, 2003.

                                   EXHIBIT B

                             PERMITTED ENCUMBRANCES

                                      NONE

--------------------------------------------------------------------------------
                  (Space above reserved for Recorder of Deeds)

Title of Document: Absolute Assignment Of Rents And Leases

Date of Document:  August 8, 2003

Grantor: CMC Real Estate Company, LLC d/b/a CMC Real Estate Management Company, LLC

Grantor's Address: c/o Centene Corporation
                   7711 Carondelet
                   St. Louis, Missouri 63105

Grantee:           Midwest BankCentre

Grantee's Address: 8020 Forsyth Boulevard
                   Clayton, Missouri 63105

Legal Description: See Exhibit A on Page 7.

                                       AFTER RECORDING, PLEASE MAIL DOCUMENT TO:
                                       ROBERT T. WEST
                                       PASTER, WEST & KRANER, P.C.
                                       100 S. BRENTWOOD BLVD., SUITE 401
                                       CLAYTON, MISSOURI 63105

                    ABSOLUTE ASSIGNMENT OF RENTS AND LEASES

KNOW ALL PERSONS BY THESE PRESENTS:

         THAT THIS ABSOLUTE ASSIGNMENT OF RENTS AND LEASES ("Assignment") is made and entered into to be effective the 8th day of August, 2003, and is given by CMC REAL ESTATE COMPANY, LLC, a Delaware limited liability company d/b/a CMC Real Estate Management Company, LLC, with its principal place of business and registered office located at 7711 Carondelet, St. Louis, Missouri 63105 ("Assignor"), in favor of MIDWEST BANKCENTRE, a state banking company, with offices located at 8020 Forsyth Boulevard, Clayton, Missouri 63105 ("Assignee").

                                  WITNESSETH:

         THAT FOR GOOD AND VALUABLE CONSIDERATION and the debt hereinafter mentioned, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby presently bargain, grant, sell, set over, transfer, assign, convey, deliver, confirm and warrant unto the Assignee, its successors and assigns, as an absolute assignment and not merely one for security, all of the right, title and interest of the Assignor in, under and to all leases, rental agreements, and occupancy agreements, together with all amendments and modifications thereof, now or hereafter entered into, whether oral or written (collectively referred to as the "Leases"), which demise any portion of the real property located in St. Louis County, Missouri, and more particularly described in EXHIBIT A attached hereto (hereinafter referred to as the "Premises"), which is incorporated herein by reference, together with any and all amendments, modifications, extensions and renewals thereof; together with any guarantees of the tenant's obligations thereunder, together with the immediate and continuing right to collect and receive all rents, earnings, issues, revenues, income, payments and profits arising out of said Leases or out of the Premises or any part thereof, together with the right to all proceeds payable to the Assignor pursuant to any purchase options on the part of the tenants under the Leases, together with all payments derived there from including but not limited to claims for recovery of damages done to the Premises by any tenants or subtenants or for the abatement of any nuisance existing thereon as the result of the conduct of any tenant or subtenant, claims for damages resulting from default under said Leases whether resulting from acts of insolvency or acts of bankruptcy or otherwise, and lump sum payments for the cancellation of said Leases or the waiver of any obligation or term thereof prior to the expiration date (hereinafter collectively referred to as the "Rents").

         This Assignment is a perfected, present, absolute, direct and unconditional assignment and transfer of all Assignor's right, title and interest in and to the Leases and the Rents made in consideration of the $8,000,000.00 loan made by Assignee to Assignor and as additional security for the repayment of the indebtedness and other obligations set forth in the Mortgage (defined herein).

       AND THE ASSIGNOR FURTHER AGREES, COVENANTS AND ASSIGNS AS FOLLOWS:

         1. Performance of Leases: To faithfully abide by, perform and discharge each and every obligation, covenant and agreement of said Leases by the lessor to be performed; to use its best efforts to enforce or secure the performance of each and every obligation, covenant, condition and agreement of said Leases by the tenants to be performed; not to borrow against, pledge or assign any rentals due under the Leases, nor consent to a subordination or assignment of the interests of the tenants thereunder to any party other than Assignee, nor anticipate the rents thereunder for more than one (1) month in advance or reduce the amount of the Rents and other payments, thereunder. Assignor will, at the Assignee's request, assign and transfer to the Assignee a confirmatory assignment of leases as the Assignee may from time to time require. Assignor will promptly (but in any event within five (5) business days from the time Assignor has actual knowledge thereof) notify Assignee if Assignor has reason to believe it will be unable to fulfill its obligations as landlord under any lease, or if Assignor has knowledge of any set of facts which, with the giving of notice or the passage of time or both, would constitute a default on the part of Assignor under any of the Leases.

         2. Protect Security. At the Assignor's sole cost and expense, to appear in and defend any action or proceeding arising under, growing out of or in any manner connected with the Leases or the obligations, duties or liabilities of the lessor thereunder and to pay all costs and expenses of the Assignee, including attorney's fees in a reasonable sum, at any such action or proceeding in which the Assignee in its sole discretion may appear.

         3. Representations and Warranties: The Assignor hereby represents and warrants that the Assignor has full right and title to assign said Leases and Rents; that Assignor has presented Assignee with true and complete copies of all of the Leases; that no other assignment of any interest therein has been made by the Assignor, that there are no existing defaults of a material nature under the provisions of said Leases; and that the tenants under the Leases have no defenses, setoffs or counterclaims against the Assignor.

         4. Absolute and Present Assignment: It is understood and agreed that the Assignment granted herein shall constitute a perfected, absolute, and present assignment from Assignor to Assignee and not an assignment for security purposes only. Notwithstanding the foregoing, unless and until a Default should exist under the terms of: (a) that certain Promissory Note of even date herewith in the principal amount of $8,000,000.00, executed by Assignor in favor of Assignee (the "Note"), (b) that certain Deed of Trust, Assignment and Security Agreement (the "Mortgage") of even date herewith executed by Assignor in favor of Assignee, that certain Environmental Indemnification Agreement of even date herewith executed by Assignor in favor of Assignee (the "Indemnity") (the Mortgage and the Indemnity are sometimes collectively referred to herein as the "Security Documents"); Assignor shall have the right to collect, but not prior to accrual, all of the Rents and to retain, use and enjoy the same.

         5. No Obligation Upon. Assignee. Assignee's acceptance of the assignment of Leases and Rents provided for herein shall not obligate Assignee to appear in nor defend any proceeding relating to any of the Leases or to the Premises, take any action hereunder, expend any money, incur any expenses or perform any obligation or liability under the Leases, or assume any obligation for any deposits delivered to Assignor by any tenant, except as is set forth in paragraph 8 hereof. Notwithstanding the foregoing, should the Assignor fail to perform, comply with or discharge any obligations of Assignor under any Lease, or should the Assignee become aware of or be notified by any tenant under any Lease of a failure on the part of Assignor to so perform, comply with or discharge its obligations under said Lease, Assignee may, at its sole discretion, and without waiving or releasing Assignor from any obligation contained in this Assignment, the Note, or any of the Security Documents, remedy such failure, and the Assignor hereby agrees to repay upon demand all sums incurred by the Assignee in remedying any such failure together with interest at the rate then in effect under the terms of the Note (which may be the Default Rate set forth in the Note or the Mortgage). All such sums, together with interest as aforesaid, shall become additional indebtedness due under die Note and secured by the Security Documents, but no such event shall be deemed to relieve the Assignor from any default hereunder or thereunder.

         6. Remedies: Upon or at any time after the occurrence of a Default under the Note or one of the Security Documents, or a default in the performance of any obligation, covenant or agreement contained herein, taking into account any applicable grace or cure periods, the Assignee may declare all indebtedness evidenced by the Note and secured by the Security Documents immediately due and payable, may revoke the privilege granted Assignor hereunder to collect the Rents, and may, at its option, without notice, either in person or by agent, with or without taking possession of or entering the Premises, with or without bringing any action or proceeding, or by receiver to be appointed by the Court, collect all the Rents payable under the Leases and enforce the payment thereof and exercise all the rights of Assignor under the Leases and all of the rights of the Assignee hereunder, any may enter upon, take possession of, manage and operate the Premises, or any part thereof; may cancel, enforce or modify the Leases and fix or modify the Rents, and do any acts which the Assignee deems proper to protect the security hereof with or without taking possession of the Premises, and may apply the same to the costs and expenses of operation, management and collection, including attorneys' fees, to the payment of the expenses of any agent appointed by the Assignee, to the payment of taxes, assessments, insurance premiums and expenditures for the upkeep of the Premises, to the performance of the lessor's obligations under the Leases and to any indebtedness evidenced by the Note or due pursuant to any of the Security Documents, all in such order as the Assignee may determine. The entering upon and taking possession of the Premises, the collection of such Rents and the application thereof as aforesaid, shall not cure or waive any default or waive, modify or affect notice of default in any of the Security Documents or invalidate any act pursuant to such notice or in any way operate to prevent the Assignee from pursuing any remedy which it now or hereafter may have under the terms or conditions of the Note, of the Mortgage or any other instrument securing the Note.

         7. Assignor to Hold Assignee Harmless: The Assignor shall and does hereby agree to defend (with counsel acceptable to Assignee) indemnify and hold the Assignee harmless of and from any and all liability, loss or damage which it may or might incur under said Leases or by reason of this Assignment and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in said Leases. Should the Assignee incur any such liability, or any costs or expenses in the defense of any such claims or demands, the amount thereof, including costs, expenses and attorneys' fees and expenses, shall be added to the indebtedness evidenced by the Note and secured by the Security Documents and the Assignor shall reimburse the Assignee therefore immediately upon demand, and the continuing failure of the Assignor to do so shall constitute a default hereunder and a Default under the Security Documents.

         8. Security Deposits: The Assignor agrees, upon a Default under the Note or the Security Documents, to transfer to the Assignee any security deposits held by the Assignor under the terms of the Leases. The Assignor agrees that such security deposits may be held by the Assignee without any allowance of interest thereon, and shall become the absolute property of the Assignee upon a Default under the Note or the Security Documents to be applied in accordance with the provisions of the Leases. Until the Assignee makes such demand and the deposits are paid over to Assignee, the Assignee assumes no responsibility to the tenants for any such security deposits.

         9. Authorization to Tenants: The tenants under the Leases are hereby irrevocably authorized and directed to recognize the claims of the Assignee or any receiver appointed hereunder without investigating the reason for any action taken by the Assignee or such receiver, or the validity or the amount of indebtedness owing to the Assignee, or the existence of any Default under the Note or the Security Documents, or under or by reason of this Assignment, or the application to be made by the Assignee or receiver. The Assignor hereby irrevocably directs and authorizes the tenants to pay to the Assignee or such receiver all sums due under the Leases and consents and directs that said sums shall be paid to the Assignee or any such receiver in accordance with the terms of its receivership without the necessity for a judicial determination that a default has occurred hereunder, under the Note or under any of the Security Documents, or that the Assignee is entitled to exercise its rights hereunder, and to the extent such sums are paid to the Assignee for the same. The sole signature of the Assignee or such receiver shall be sufficient for the exercise of any rights under this Assignment, and the sole receipt of the Assignee or such receiver for any sums received shall be a full discharge and release therefore to any such tenants or occupants of the Premises. Checks for all or any part of the Rents collected under this Assignment shall upon notice from the Assignee or such receiver be drawn to the exclusive order of the Assignee or such receiver.

         10. No Additional Leases: Assignor shall not enter into any lease of the Premises, or any portion thereof, without the prior written approval of Assignee, except leases of 10,000 square feet or less and otherwise in the normal course of Assignor's operation of the Premises as a first class office building.

         11. Satisfaction: Upon the payment in full of the indebtedness evidenced by the Note and secured by the Security Documents, this Assignment shall without the need for any further satisfaction or release become null and void and shall be of no further effect

         12. Assignee Creditor of the Tenants: Upon or at any time during the continuance of a default in payment of the indebtedness evidenced by the Note or in the performance of any obligation, covenant or agreement contained in this Assignment, the Note, or any of the Security Documents, and following the expiration of any applicable grace and/or cure period, the Assignor agrees that the Assignee, not the Assignor, shall be and be deemed to be the creditor of the tenants in respect of assignments for the benefit of creditors and bankruptcy, reorganization, insolvency, dissolution or receivership proceedings affecting such tenants (without obligation on the part of the Assignee, however, to file or make timely filings of claims of such proceedings or otherwise to pursue creditor's rights therein and reserving the right to the Assignor to make such filing in such event) with an option to the Assignee to apply any money received by the Assignee as such creditor in reduction of the indebtedness evidenced by the Note.

         13. Assignee Attorney In Fact: The Assignor hereby irrevocably appoints the Assignee and its successors and assigns as its agent and attorney in fact, which appointment is coupled with an interest, to exercise any rights or remedies hereunder and execute and deliver during the term of this Assignment such instruments as the Assignee may deem necessary to make this Assignment and any further assignment effective.

         14. No Mortgage in Possession: Nothing herein contained and no actions taken pursuant to this Assignment shall be construed as constituting the Assignee a "mortgage in possession."

         15. Continuing Rights: The rights and powers of the Assignee or any receiver hereunder shall continue and remain in full force and effect until the indebtedness evidenced by the Note or secured by the Security Documents is paid in full, and shall continue after commencement of a foreclosure action and after foreclosure sale and until expiration of the equity of redemption if the Assignee shall be purchaser at the foreclosure sale.

         16. Successors and Assigns: This Assignment and each and every covenant, agreement and provision hereof shall be binding upon the Assignor and their heirs, successors and assigns, including without limitation each and every record owner of the Premises or any other person having an interest therein and shall inure to the benefit of the Assignee and its successors and assigns. As used herein, the words "successors and assigns" shall also be deemed to mean the heirs, executors, representatives and administrators of any natural person who is a party to this Assignment.

         17. Governing Law: This Assignment is intended to be governed by the laws of the state of Missouri.

         18. Validity Clause: It is the intent of this Assignment to confer to the Assignee the rights and benefits hereunder to the full extent allowable by law. The unenforceability or invalidity of any provisions hereof shall not render any other provision or provisions herein contained unenforceable or invalid. Any provisions found to be unenforceable shall be severable from this Assignment.

         19. Notices: Any notice that any party hereto may desire or may be required to give to any other party shall be in writing given in the manner prescribed in the Loan Agreement.

         20. Cumulative with Other Documents: This Assignment, and the covenants, agreements, obligations and liabilities of Assignor hereunder, are cumulative with, and shall not supersede or be superseded by any of the Security Documents or by any other instrument, agreement or other document executed by the Assignor in connection with the Note, the Security Documents or otherwise.

         21. Limitation of Liability. Notwithstanding anything to the contrary herein, Assignor's liability hereunder is limited as provided in
Section 6.28 of the Deed of Trust, Assignment and Security Agreement,

         IN WITNESS WHEREOF, the Assignor has executed or has caused this Absolute Assignment of Rents and Leases to be executed as of the date first above written.

                                        ASSIGNOR:

                                        CMC REAL ESTATE COMPANY, LLC, a Delaware limited liability company d/b/a CMC Real Estate Management Company, LLC

                                        By: /s/ Michael F. Neidorff
                                            ------------------------------
                                                Michael F. Neidorff

STATE OF MISSOURI        )
                         ) SS.
COUNTY OF ST. LOUIS      )

         On this 8th day of August, 2003, before me appeared MICHAEL F. NEIDORFF, to me personally known, who, being by me duly sworn, did say that he is the Manager of CMC REAL ESTATE COMPANY, LLC, a Delaware limited liability company d/b/a CMC Real Estate Management Company, LLC, and that said instrument was signed on behalf of said limited liability company, by authority of its Members; and said MICHAEL F. NEIDORFF acknowledged said instrument to be the free act and deed of said limited liability company.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in the County and State aforesaid, the day and year first above written.

                                              /s/ Kay M. Baker
                                         -----------------------------------
                                         Notary Public

My commission expires: 11/02/06

                                                [SEAL OF NOTARY PUBLIC]

                                              KAY M. BAKER, NOTARY PUBLIC
                                         St. Louis County, State of Missouri
                                            My Commission Expires 11-02-2006

                                    EXHIBIT A

                                      LAND

The parcel or parcels of real property located in the County of St. Louis, State of Missouri and more particularly described as follows:

A tract of land being Lots 8, 9 and 10 in Block 13 of the TOWN (NOW CITY) OF CLAYTON, according to the plat thereof recorded in Plat Book I, page 11 (now 7) of the St. Louis County Records, Township 45 North-Range 6 East, St. Louis County, Missouri, and being more particularly described as: Beginning at the Southeast corner of said Lot 10, said corner being the intersection of the North line of Carondelet Avenue, 80 feet wide, and the West line of a 20 foot wide North-South alley in said Block 13; thence along said North line of Carondelet Avenue, North 84 degrees 32 minutes 23 seconds West 160.00 feet to the
Southeast corner of Lot 7 in said Block 13; thence along the East line of said Lot 7, North 05 degrees 27 minutes 17 seconds East 190.10 feet to the South line of a 20 foot wide East-West alley in said Block 13; thence along said South line of the 20 foot wide East-West alley, South 84 degrees 32 minutes 16 seconds (record) 23 seconds (measured) East 160.00 feet to said West line of the 20 foot wide North-South alley; thence along said West line of the 20 foot wide North-South alley, South 05 degrees 27 minutes 17 seconds West 190.10 feet to the point of beginning, according to a survey by Volz, Inc., dated May 9, 2003.

--------------------------------------------------------------------------------
                  (Space above reserved for Recorder of Deeds)

Title of Document: Tenant Estoppel and Subordination, Nondisturbance and
                   Attornment Agreement

Date of Document:  August 8th, 2003

Grantor: CMC Real Estate Company, LLC d/b/a CMC Real Estate Management Company, LLC

Grantor's Address: c/o Centene Corporation
                   7711 Carondelet
                   St. Louis, Missouri 63105

Grantee:           Midwest BankCentre

Grantee's Address: 8020 Forsyth Boulevard
                   Clayton, Missouri 63105

Legal Description: See Exhibit A on Page 11.

                                       AFTER RECORDING, PLEASE MAIL DOCUMENT TO:
                                       ROBERT T. WEST
                                       PASTER, WEST & KRANER, P.C.
                                       100 S. BRENTWOOD BLVD., SUITE 401
                                       CLAYTON, MISSOURI 63105

                                 TENANT ESTOPPEL
                      AND SUBORDINATION, NONDISTURBANCE AND
                              ATTORNMENT AGREEMENT

         THIS AGREEMENT is made this_____day of August, 2003 by and among MIDWEST BANKCENTRE, a state banking company with an office at 8020 Forsyth Blvd., Clayton, Missouri 63105 ("Mortgagee"), CENTENE CORPORATION, a Delaware corporation (being the same party identified as Centene Corporation, a Wisconsin corporation, in the "Lease" described below) with an office at 7711 Carondelet, Clayton, Missouri 63105 ("Tenant"), and CMC REAL ESTATE COMPANY, LLC, a Delaware limited liability company d/b/a CMC Real Estate Management Company, LLC with an office at 7711 Carondelet, Clayton, Missouri 63105 ("Borrower"),

                                   WITNESSETH;

         WHEREAS, Mortgage is the holder of a Promissory Note from Borrower dated August ___, 2003, which Promissory Note is secured by a Deed of Trust, Assignment and Security Agreement recorded or to be recorded in the St. Louis County Records (the "Mortgage"). The Mortgage encumbers certain property known as 7711 Carondelet, Clayton, Missouri, as more fully described in EXHIBIT "A" attached hereto (the "Mortgaged Property"); and

         WHEREAS, by virtue of that certain lease (as modified through the date hereof, the "Lease") dated February 22, 1999 between Clayton Investors Associates LLC and Tenant, as amended by that certain First Amendment to Lease Agreement dated November 10, 2000, by that certain Second Amendment to Lease dated January 30, 2001, by that certain Third Amendment to Lease dated April 17, 2001, by that certain Fourth Amendment to Lease dated August 21, 2001, by that certain Fifth Amendment to Lease dated May 25, 2002, and by that certain Sixth Amendment to Lease dated August 1, 2003 between Tenant and Borrower as successor in interest to Clayton Investors Associates, LLC, Tenant has leased approximately 59,248 rentable square feet of space (the "Demised Premises") within the Mortgaged Property, as more particularly described in the Lease; and

         WHEREAS, Tenant desires to be assured of continued occupancy of the Demised Premises under the terms of the Lease and subject to the terms of the Mortgage;

         NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) by each party in hand paid to the other, receipt of which is hereby acknowledged, and in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto, intending to be legally bound hereby, hereby agree as follows:

         1.       Tenant hereby agrees that:

                  (a) subject to this Agreement, the Lease and Tenant's leasehold estate and any and all estates, rights, options, liens and charges therein contained or created thereby are, and shall be and remain, subject and subordinate in all respects to the lien and effects of the Mortgage and to all of the terms, conditions and provisions thereof, to all advances made or to be made thereunder, and to any renewals, extensions, modifications, consolidations or replacements thereof, with the same force and effect as if the Mortgage had been executed, delivered and duly recorded prior to the execution and delivery of the Lease;

                  (b) Tenant shall provide to Mortgagee, within 10 days of request, an estoppel certificate certifying that no defaults, claims, offsets or events, or situations which, with the passage of time, could become a default or the basis for a claim or offset against Borrower by Tenant, exist under the Lease or, if the same exist, describing such claimed defaults, claims or offsets;

                  (c) Tenant will forward to Mortgagee copies of any notice, claim or demand given or made by Tenant to or on Borrower, in all cases concurrently with forwarding same to Borrower, such copies to be provided to Mortgagee at the address of Mortgagee set forth above by the same method of mailing as the statement, notice, claim or demand was made or given to or on Borrower;

                  (d) without the prior written consent of Mortgagee (such consent not to be unreasonably withheld, conditioned or delayed): (i) no rent or other sums due under the Lease shall be paid more than 30 days in advance of the due date therefor established by the Lease, except the security deposit, if any, identified in the Lease; (ii) no modification or amendment shall be made to the terms of the Lease; (iii) the term of the Lease shall not be extended or renewed, except as otherwise provided therein; (iv) the Lease shall not be terminated by Tenant, nor shall Tenant tender a surrender of the Lease; and (v) Tenant shall only sublet the Demised Premises or assign Tenant's interest in the Lease in accordance with the provisions of the Lease;

                  (e) in the event of any act or omission by Borrower which would give Tenant the right to terminate the Lease or to claim a partial or total eviction, reduce rents or to credit, abatement or offset any amounts against future rents, Tenant will not exercise such right until (i) it shall have given written notice of such act or omission to Mortgagee, and (ii) a reasonable period of time for remedying such act or omission shall have elapsed following such notice to Mortgagee (during which period Tenant shall give access to the Demised Premises to enable Mortgagee, if it so elects, to cure such default); and if it so elects, Mortgagee shall have the right, but not the obligation, to cure any default by Borrower under the Lease within said reasonable period of time, including, if necessary to cure such defaults, the period of time necessary to enable Mortgagee to gain access to and control over the Demised Premises;

                  (f) notices required to be given to Mortgagee under this Agreement will be given to any successor-in-interest of Mortgagee provided that, prior to the event for which notice is required to be given to Mortgagee, such successor-in-interest of Mortgagee shall have given written notice to Tenant of its acquisition of the Mortgagee's interest under the Mortgage, and designated the address to which such notice is to be directed;

                  (g) if Mortgagee or any subsequent holder of the Mortgagee (as now or hereafter constituted), or anyone claiming from or through any such holder, shall enter into and lawfully become possessed of the Mortgaged Property, or shall succeed to the rights of Borrower under the Lease, either through foreclosure of the Mortgage or otherwise, Tenant shall attorn to, and recognize, such holder or anyone claiming from or through such holder as "landlord" under the Lease for the unexpired balance of the term of the Lease and any extension or renewal thereof, subject to all of the terms and conditions of the Lease;

                  (h) Tenant has no right or option, whether under the Lease or otherwise, to purchase any portion of the Mortgaged Property or any interest therein, and to the extent that Tenant has or hereafter acquires any such right or option, the same is hereby subordinated to the Mortgage;

                  (i) Mortgagee shall have no responsibility, liability or obligation to cure any defaults by any prior "landlord" (including Borrower) under the Lease, nor be subject to claims, defenses or offsets under the Lease or against any prior "landlord" (including Borrower) possessed by Tenant and which arose or existed prior to vesting of title to the Mortgaged Property in Mortgagee via actual foreclosure of the Mortgage or recording of a deed-in-lieu of foreclosure or entry under and taking actual possession of the Mortgaged Property by Mortgagee. If Mortgagee forecloses the Mortgage or takes title to the Mortgaged Property pursuant to a deed-in-lieu of foreclosure or enters upon and takes actual possession of the Mortgaged Property, Mortgagee or any other purchaser at such foreclosure sale shall do so free and clear of all such prior defaults, claims, or offsets and shall not: (1) be liable or responsible to Tenant for any act or omission of any prior "landlord" (including Borrower), (2) be liable or responsible to Tenant for any deposit or security which was delivered by Tenant to any prior "landlord" (including Borrower) but which was not subsequently delivered to Mortgagee, (3) be bound by any provision in the Lease relating to the application of insurance or condemnation proceeds, (4) be bound by any modification to the Lease made after the date hereof without Mortgagee's prior written consent, (5) be obligated or liable to Tenant with respect to the construction, completion or renovation of any improvements in the Demised Premises (other than renovation obligations that arise after vesting of title to the Mortgaged Property in Mortgagee via actual foreclosure of the Mortgage or recording of a deed-in-lieu of foreclosure or entry under and taking actual possession of the Mortgaged Property by Mortgagee), (6) be bound by any obligation to repair or restore the Demised Premises or Mortgaged Property (other than repair or restoration obligations that arise after vesting of title to the Mortgaged Property in Mortgagee via actual foreclosure of the Mortgage or recording of a deed-in-lieu of foreclosure or entry under and taking actual possession of the Mortgaged Property by Mortgagee),
                           (7) be bound by any restriction on competition beyond the Demised Premises contained in the Lease, (8) be subject to any claims, defenses or offsets which Tenant might have against any prior "landlord" (including Borrower), or (9) be liable for any costs or expenses related to any indemnification or representation provided by any prior landlord (including, but not limited to, Borrower) with respect to the Demised Premises or the Mortgaged Property, which indemnification obligations are based upon events occurring or conditions existing prior to vesting of title to the Mortgaged Property in Mortgagee via actual foreclosure of the Mortgage or recording of a deed-in-lieu of foreclosure or entry under and taking actual possession of the Mortgaged Property by Mortgagee;

                  (j) the institution of any action or other proceedings by Mortgagee under the Mortgage in order to realize upon Borrower's interest in the Mortgaged Property shall not result in the cancellation or termination of the Lease or Tenant's obligations thereunder; if, however, by operation of law, or otherwise, the institution of any action or other proceedings by the holder of the Mortgage or the entry into and taking possession of the Demised Premises shall result in the cancellation or termination of the Lease or Tenant's obligations thereunder, Tenant shall, upon request of the holder of the Mortgage, execute and deliver a new lease of the Demised Premises containing the same terms and conditions as the Lease, except that the term and any extension thereof shall be the unexpired term and unexpired extended term or terms of the Lease as of the date of execution and delivery of said new lease;

                  (k) any right of Tenant to make any claim or receive any proceeds arising out of a taking by eminent domain shall be subject and subordinate to the rights of Mortgagee under the Mortgage; and

                  (l) Tenant agrees that except for ordinary cleaning supplies and other office products stored in compliance with law, no hazardous or toxic substances, waste or materials (including, without limitation, PCB's or asbestos) will be used or stored in the Demised Premises and that no such substances, waste or materials will be released, discharged or disposed of from the Demised Premises.

         2.       Mortgagee hereby agrees that:

                  (a) so long as Tenant is not in default under any of its duties and obligations under the Lease (beyond all applicable grace or cure periods given Tenant under the Lease), (i) Tenant's possession and occupancy of the Demised Premises and Tenant's rights and privileges under the Lease, or any extension or renewal thereof which may be effected in accordance with the terms of the Lease, shall not be disturbed by Mortgagee or any successor-in-interest to the Mortgagee; (ii) Mortgagee shall not join Tenant as party to any action or proceeding brought as a result of a default under the Mortgage for the purposes of terminating Tenant's interest and estate under the Lease (subject to paragraph 1 above); and

                  (b) if the interest of Borrower shall vest in Mortgage by reason of foreclosure, deed-in-lieu of foreclosure or in any other manner, Mortgage and its successors-in-interest agree to be bound by all of the undischarged obligations of "landlord" under the Lease occurring and arising after title to the Mortgaged Property vests in Mortgage.

         3.       Tenant hereby represents and warrants that:

                  (a) the Lease is in full force and effect, the initial term of the Lease commenced on April 1, 1999, and Tenant commenced payment of rent on April 1, 1999;

                  (b) neither Tenant nor, to Tenant's knowledge, Borrower or any predecessor landlord is in default in the performance of or compliance with any provision of the Lease, and no facts or circumstances exist that, with the passage of time, will or could constitute a default or breach or notice thereof under the Lease;

                  (c) Tenant has not received any notice of default or termination of the Lease;

                  (d) the Lease is a complete statement of the agreement of the parties thereto with respect to the leasing of the Demised Premises and has not been amended or modified (except as indicated in the third "WHEREAS" paragraph set forth above);

                  (e) Base rent in the amount of $84,966.92 has been paid to Borrower on August 1, 2003, and all additional rent and other charges have been paid to Borrower. There is no prepaid rent or other prepaid amounts to "landlord," and the amount of security deposit is $0.00,

                  (f) The next rent increase will occur on December 31, 2003, at which time the monthly rent shall increase to $106,695.77. Rent changes will occur as of the following dates for the following amounts: January 1, 2004 a change to $20.50 per sq. ft.; January 1, 2005 an increase to $21.50 per sq. ft.; January 1, 2006 an increase to $22.50 per sq. ft.; and January 1, 2009 an increase to $23.50 per sq. ft.

                  (g) The Lease terminates on December 31, 2012, and Tenant has the following unexercised renewal/extension option(s): None;

                  (h) All work to be performed by Borrower or any predecessor landlord under the Lease has been performed as required and has been accepted by Tenant, except as set forth in the Lease;

                  (i) Tenant has not received notice of prior sale, transfer or assignment, hypothecation or pledge of the Lease or of the rents payable thereunder;

                  (j) Tenant has not assigned the Lease or sublet all or any portion of the Demised Premises or any rights therein, to any party, nor does Tenant occupy the Demised Premises under assignment or sublease;

                  (k) The undersigned representative of Tenant is duly authorized and fully qualified to execute this Agreement on behalf of Tenant, thereby binding Tenant; and

                  (l) No actions, whether voluntary or otherwise, are pending against the undersigned under the bankruptcy laws of the United States or any state, and there are no claims or actions pending against Tenant which, if decided against Tenant, would materially and adversely affect Tenant's financial condition or Tenant's ability to perform it's obligation under the Lease.

         4. Borrower hereby irrevocably authorizes and directs Tenant, upon receipt from Mortgagee of written notice to do so, to pay all rents and other monies payable by Tenant under the Lease to or at the direction of Mortgagee. Borrower irrevocably releases Tenant of any liability to Borrower for all payments so made, and Borrower agrees to defend, indemnify and hold Tenant harmless from and against any and all claims, demands, losses, or liabilities asserted by, through, or under Borrower (except by Mortgagee) for any and all payments so made. Tenant agrees that upon receipt of such notice it will pay all monies then due and becoming due from Tenant under the Lease to or at the direction of Mortgagee, notwithstanding any provision of the Lease to the contrary. Such payments shall continue until Mortgagee directs Tenant otherwise in writing. Tenant agrees that neither Mortgagee's demanding or receiving any such payments, nor Mortgagee's exercising any other right, remedy, privilege or power granted by the Lease or this Agreement, will operate to impose any liability upon Mortgagee for performance of any obligation of "landlord" under the Lease unless and until Mortgagee elects otherwise in writing or unless Mortgagee assumes complete, unopposed possession of the Mortgaged Property or title to the Mortgaged Property vests in Mortgagee.

         5. Any notice, demand or consent hereunder shall be in writing and may be given or mailed by mailing the same by registered or certified mail, return receipt requested, at the addresses set forth in the introduction to this Agreement, and if intended for Tenant, with a copy to the Demised Premises. Any party may designate a new address by notice in writing to the other parties. Any notice given in accordance herewith shall be effective upon deposit in the United States mails in accordance herewith.

         6. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of each of the parties hereto. The term "Mortgagee" shall include the respective holders from time to time of Mortgage (as now or hereafter constituted), the term "Borrower" shall be synonymous with the term "Landlord" during the term of the Mortgage and the terms "Landlord" and "Tenant" shall include the holder from time to time of the lessor's interest, and the holder from time to time of the lessee's interest, respectively, in the Lease.

         7. Any claim by Tenant against Mortgagee under the Lease or this Agreement shall be satisfied solely out of the interest of Mortgagee in the Mortgaged Property, and Tenant shall not seek recovery against or out of any other assets of Mortgagee.

         8. This Agreement shall be governed by, and construed under the laws of the State of Missouri.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused the execution hereof as a sealed instrument as of the day and year first above written.

                                             TENANT:

                                             CENTENE CORPORATION, a Delaware
                                             corporation

                                             By: -s- Karey L. Witty
                                                 -------------------------------
                                             Name: Karey L. Witty
                                             Title: Senior Vice President and
                                                    Chief Financial Officer

                                             MORTGAGEE:

                                             MIDWEST BANKCENTRE, a state banking
                                             company

                                             By: -s- THOMAS R. COLLINS
                                                 -------------------------------
                                             Name: THOMAS R. COLLINS
                                             Title: REGIONAL PRESIDENT

                                             LANDLORD/BORROWER:

                                             CMC REAL ESTATE COMPANY, LLC, a
                                             Delaware limited liability company
                                             d/b/a CMC Real Estate Management
                                             Company, LLC

                                             By: -s- Michael F. Neidorff
                                                 -------------------------------
                                                   Michael F. Neidorff, Manager

STATE OF MISSOURI       )
                        )SS.
COUNTY OF ST. LOUIS     )

         On this 8th day of August, 2003, before me, a notary public, personally appeared KAREY L. WITTY, to me personally known, being by me duly sworn, did say that he is the Senior Vice President and Chief Financial Officer of CENTENE CORPORATION, a Delaware corporation, and that said instrument was signed on behalf of said corporation by authority of its Board of Directors and said KAREY
L. WITTY acknowledged the foregoing instrument to be the free act and deed of said corporation.

                                             -s- KAY M. BAKER
                                             -----------------------------------
       [SEAL OF NOTARY PUBLIC]               Notary Public

                                             My Commission Expires 11/02/06
    KAY M. BAKER, NOTARY PUBLIC
St. Louis County, State of Missouri
  My Commission Expires 11-02-2006

STATE OF MISSOURI        )
                         )SS.
COUNTY OF ST. LOUIS      )

         On this 8th day of August, 2003, before me, a notary public, personally appeared THOMAS R. COLLINS, to me personally known, being by me duly sworn, did say that he/she is the REGIONAL PRESIDENT of MIDWEST BANKCENTRE, a state banking company, organized and existing under the laws of the State of Missouri, and that said instrument was signed in behalf of said Association by authority of its Board of Directors, and said THOMAS R. COLLINS acknowledged said instrument to be the free act and deed of said Association.

                                             -s- KAY M. BAKER
                                             -----------------------------------
       [SEAL OF NOTARY PUBLIC]               Notary Public

                                             My Commission Expires 11/02/06
    KAY M. BAKER, NOTARY PUBLIC
St. Louis County, State of Missouri
  My Commission Expires 11-02-2006

STATE OF MISSOURI        )
                         )SS.
COUNTY OF ST. LOUIS      )

         On this 8th day of August, 2003, before me appeared MICHAEL F. NEIDORFF, to me personally known, who, being by me duly sworn, did say that he is the Manager of CMC REAL ESTATE COMPANY, LLC, a Delaware limited liability company d/b/a CMC Real Estate Management Company, LLC, and that said instrument was signed on behalf of said limited liability company, by authority of its Members; and said MICHAEL F. NEIDORFF acknowledged said instrument to be the free act and deed of said limited liability company.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in the County and State aforesaid, the day and year first above written.

                                             -s- KAY M. BAKER
                                             -----------------------------------
       [SEAL OF NOTARY PUBLIC]               Notary Public

                                             My Commission Expires 11/02/06
     KAY M. BAKER, NOTARY PUBLIC
St. Louis County, State of Missouri
  My Commission Expires 11-02-2006

                                    EXHIBIT A

                                      LAND

The parcel or parcels of real property located in the County of St. Louis, State of Missouri and more particularly described as follows:

A tract of land being Lots 8, 9 and 10 in Block 13 of the TOWN (NOW CITY) OF CLAYTON, according to the plat thereof recorded in Plat Book I, page 11 (now 7) of the St. Louis County Records, Township 45 North-Range 6 East, St. Louis County, Missouri, and being more particularly described as: Beginning at the Southeast corner of said Lot 10, said corner being the intersection of the North line of Carondelet Avenue, 80 feet wide, and the West line of a 20 foot wide North-South alley in said Block 13; thence along said North line of Carondelet Avenue, North 84 degrees 32 minutes 23 seconds West 160.00 feet to the
Southeast corner of Lot 7 in said Block 13; thence along the East line of said Lot 7, North 05 degrees 27 minutes 17 seconds East 190.10 feet to the South line of a 20 foot wide East-West alley in said Block 13; thence along said South line of the 20 foot wide East-West alley, South 84 degrees 32 minutes 16 seconds (record) 23 seconds (measured) East 160.00 feet to said West line of the 20 foot wide North-South alley; thence along said West line of the 20 foot wide North-South alley, South 05 degrees 27 minutes 17 seconds West 190.10 feet to the point of beginning, according to a survey by Volz, Inc., dated May 9, 2003.

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

---------------------------------------------------
A. NAME & PHONE OF CONTACT AT FILER [optional]
   Robert T. West, Esq.        (314) 721-7080
---------------------------------------------------
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

       Robert T. West, Esq.
       Paster, West & Kraner, p. c.
       100 South Brentwood Boulevard, Suite 401
       Clayton, Missouri 63105

                                                                     THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
------------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name(1a or 1b) - do not abbreviate or combine names
    --------------------------------------------------------------------------------------------------------------------------------
    1a. ORGANIZATION'S NAME
    CMC REAL ESTATE COMPANY, LLC
OR  --------------------------------------------------------------------------------------------------------------------------------
    1b. INDIVIDUAL'S LAST NAME                        FIRST NAME                   MIDDLE NAME                         SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                   CITY                         STATE    POSTAL CODE                COUNTRY
7711 CARONDELET AVENUE                                CLAYTON                      MO       63105                      USA
------------------------------------------------------------------------------------------------------------------------------------
1d. TAX ID #:   ADD'L INFO RE  1e. TYPE OF            1f. JURISDICTION OF          1g. ORGANIZATIONAL ID #, if any
    SSN OR EIN  ORGANIZATION       ORGANIZATION           ORGANIZATION
                DEBTOR         LIMITED LIABILITY CO.  DELAWARE                     030414644-3673665                        [ ] NONE
------------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name(2a or 2b)-do not abbreviate or combines name
    --------------------------------------------------------------------------------------------------------------------------------
    2a. ORGANIZATION'S NAME

OR  --------------------------------------------------------------------------------------------------------------------------------
     2b. INDIVIDUAL'S LAST NAME                       FIRST NAME                   MIDDLE NAME                         SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                   CITY                         STATE    POSTAL CODE                COUNTRY

------------------------------------------------------------------------------------------------------------------------------------
2d. TAX ID #:   ADD'L INFO RE  2e. TYPE OF            2f. JURISDICTION OF          2g. ORGANIZATIONAL ID #, if any
    SSN OR EIN  ORGANIZATION       ORGANIZATION           ORGANIZATION
                DEBTOR                                                                                                      [ ] NONE

------------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P - insert only one secured party name (3a or 3b)
    --------------------------------------------------------------------------------------------------------------------------------
    3a. ORGANIZATION'S NAME
    MIDWEST BANKCENTRE
OR  --------------------------------------------------------------------------------------------------------------------------------
    3b. INDIVIDUAL'S LAST NAME                        FIRST NAME                   MIDDLE NAME                         SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                   CITY                         STATE    POSTAL CODE                COUNTRY
    8020 FORSYTH BOULEVARD                            CLAYTON                      MO       63105                      USA
------------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following [ILLEGIBLE]
   SEE EXHIBIT B ATTACHED HERETO.

------------------------------------------------------------------------------------------------------------------------------------
5. ALTERNATIVE DESIGNATION [If applicable]:[ ] LESSEE/LESSOR [ ] CONSIGNEE/CONSIGNOR [ ] BAILEE/BAILOR [ ] SELLER/BUYER [ ]AG. LIEN
   [ ] NON-UCC FILING
------------------------------------------------------------------------------------------------------------------------------------
6. [X] This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS
       Attach Addendum              [If applicable]
------------------------------------------------------------------------------------------------------------------------------------
7. Check to REQUEST SEARCH REPORT(S) on Debtor(s)
   [ADDITIONAL FEE]             [optional]            [ ] All Debtors  [ ] Debtor 1 [ ] Debtor 2
------------------------------------------------------------------------------------------------------------------------------------
8. OPTIONAL FILER REFERENCE DATA

------------------------------------------------------------------------------------------------------------------------------------

FILING OFFICE COPY -- NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV.
07/29/98)

UCC FINANCING STATEMENT ADDENDUM
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

-------------------------------------------------------------------
9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT
    9a. ORGANIZATIONS NAME
    CMC REAL ESTATE COMPANY, LLC
OR ----------------------------------------------------------------
    9b. INDIVIDUAL'S LAST NAME    FIRST NAME    MIDDLE NAME, SUFFIX
-------------------------------------------------------------------
10. MISCELLANEOUS:

                                                                                    THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
------------------------------------------------------------------------------------------------------------------------------------

11. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - Insert only one name (11a or 11b) - do not abbreviate or combine names
    --------------------------------------------------------------------------------------------------------------------------------
     11a. ORGANIZATION'S NAME

OR  --------------------------------------------------------------------------------------------------------------------------------
     11b. INDIVIDUAL'S LAST NAME                      FIRST NAME                   MIDDLE NAME                         SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
11c. MAILING ADDRESS                                  CITY                         STATE    POSTAL CODE                COUNTRY

------------------------------------------------------------------------------------------------------------------------------------
11d. TAX ID #:   ADD'L INFO RE  11e. TYPE OF          11f. JURISDICTION OF         11g. ORGANIZATIONAL ID #, if any
     SSN OR EIN  ORGANIZATION        ORGANIZATION          ORGANIZATION
                 DEBTOR                                                                                                     [ ] NONE
------------------------------------------------------------------------------------------------------------------------------------
12  [ ] ADDITIONAL SECURED PARTY'S OR [ ] ASSIGNOR S/P'S NAME - Insert only one name (12a or 12b)
    --------------------------------------------------------------------------------------------------------------------------------
     12a. ORGANIZATION'S NAME

OR  --------------------------------------------------------------------------------------------------------------------------------
     12b. INDIVIDUAL'S LAST NAME                      FIRST NAME                   MIDDLE NAME                         SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
12c. MAILING ADDRESS                                  CITY                         STATE    POSTAL CODE                COUNTRY

------------------------------------------------------------------------------------------------------------------------------------
13. This FINANCING STATEMENT covers [ ] [illegible] to be [illegible] 16. Additional collateral description:
    [illegible] or [ ] as-extracted collateral of is
    filed as a [X] fixture filling.
14. Description of real estate:

   SEE EXHIBIT A ATTACHED HERETO.

15. Name and address of a RECORD OWNER of above-described real estate (if Debtor does not have a record interest):

                                                      ------------------------------------------------------------------------------
                                                      17. Check only if applicable and check only one box.

                                                      Debtor is a [ ] Trust or [ ] Trustee acting with respect to property held in trust or [ ] Decadent's Estate
                                                      ------------------------------------------------------------------------------
                                                      18. Check only, if applicable and check only one box.

                                                      [ ] Debtor is a TRANSMITTING UTILITY
                                                      [ ] Filed in connection with a Manufactured-Home Transaction -- effective
                                                          30 years
                                                      [ ] Filed in connection with a Public-Finance Transaction -- effective 30 years
------------------------------------------------------------------------------------------------------------------------------------

FILING OFFICE COPY -- NATIONAL UCC FINANCING STATEMENT ADDENDUM (FORM UCC1AD) (REV. 07/29/98)

                     EXHIBITA TO UCC-1 FINANCING STATEMENT

                            (DESCRIPTION OF PREMISES)

The parcel or parcels of real property located in the County of St. Louis, State of Missouri and more particularly described as follows:

A tract of land being Lots 8,9 and 10 in Block 13 of the TOWN (NOW CITY) OF CLAYTON, according to the plat thereof recorded in Plat Book I, page 11 (now 7) of the St. Louis County Records, Township 45 North-Range 6 East, St. Louis County, Missouri, and being more particularly described as: Beginning at the Southeast corner of said Lot 10, said comer being the intersection of the North line of Carondelet Avenue, 80 feet wide, and the West line of a 20 foot wide North-South alley in said Block 13; thence along said North line of Carondelet Avenue, North 84 degrees 32 minutes 23 seconds West 160.00 feet to the Southeast corner of Lot 7 in said Block 13; thence along the East line of said Lot 7, North 05 degrees 27 minutes 17 seconds East 190.10 feet to the South line of a 20 foot wide East-West alley in said Block 13; thence along said South line of the 20 foot wide East-West alley, South 84 degrees 32 minutes 16 seconds (record) 23 seconds (measured) East 160.00 feet to said West line of the 20 foot wide North-South alley; thence along said West line of the 20 foot wide North-South alley, South 05 degrees 27 minutes 17 seconds West 190.10 feet to the point of beginning, according to a survey by Volz, Inc., dated May 9, 2002.

                     EXHIBIT B TO UCC-1 FINANCING STATEMENT

         As used in this Financing Statement, the term "Premises" means (a)the real estate (herein called the "Land") described in ExhibitA which is attached hereto and incorporated herein by reference, and (i)improvements now or hereafter situated or to be situated on the Land (herein together called the "Improvements"); and (ii)all right, title and interest of Grantor in and to
(1)all streets, roads, alleys, easements, rights-of-way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining to the Land or the Improvements; (2)any strips or gores between the Land and abutting or adjacent properties; and (3)all water and water rights, timber, crops and mineral interests on or pertaining to the Land.

Collateral. This Financing Statement covers and the Debtor hereby grants the Secured Party a security interest in the following types (or items) of property (the "Collateral"):

         (a) All fixtures, equipment, systems, machinery, furniture, furnishings, appliances, inventory, goods, building and construction materials, supplies, and articles of personal property, of every kind and character, now owned or hereafter acquired by Debtor, which are now or hereafter attached to or situated in, on or about the Land or the Improvements, or used in or necessary to the complete and proper planning, development, use, occupancy or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use or installation in or on the Land or the Improvements, and all renewals and replacements of, substitutions for and additions to the foregoing (the properties referred to in this clause(a) being herein sometimes collectively called the "Accessories."

         (b)      All (i)plans and specifications for the Improvements;
(ii)Debtor's rights, but not liability for any breach by Debtor, under all commitments (including any commitment for financing to pay any of the secured indebtedness, as defined in the deed of trust to the Secured Party), insurance policies and other contracts and general intangibles (including but not limited to trademarks, trade names and symbols) related to the Premises or the Accessories or the operation thereof; (iii)deposits (including but not limited to Debtor's rights in tenants' security deposits, deposits with respect to utility services to the Premises, and any deposits or reserves for taxes, insurance or otherwise under the deed of trust or other document securing or pertaining to the indebtedness of Debtor to Secured Party), money, accounts, instruments, documents, notes and chattel paper arising from or by virtue of any transactions related to the Premises or the Accessories; (iv)permits, licenses, franchises, certificates, development rights, commitments and rights for utilities, and other rights and privileges obtained in connection with the Premises or the Accessories; (v)leases, rents, royalties, bonuses, issues, profits; revenues and other benefits of the Premises and the Accessories; (vi) oil, gas and other hydrocarbons and other minerals produced from or allocated to the Land and all products processed or obtained therefrom, and the proceeds thereof; and (vii)engineering, accounting, title, legal, and other technical or business data concerning the Premises which are in the possession of Debtor or in which Debtor can otherwise grant a security interest.

         (c) All (i)proceeds of or arising from the properties, rights, titles and interests referred to above in this section, including but not limited to proceeds of any sale, lease or other disposition thereof, proceeds of each policy of insurance relating thereto (including premium refunds), proceeds of the taking thereof or of any rights appurtenant thereto, including change of grade of streets, curb cuts or other rights of access, by condemnation, eminent domain or transfer in lieu thereof for public or quasi-public use under any law, and proceeds arising out of any damage thereto; and (ii)other interests of every kind and character which Debtor now has or hereafter acquires in, to or for the benefit of the properties, rights, titles and interests referred to above in this section and all property used or useful in connection therewith, including but not limited to rights of ingress and egress and remainders, reversions and reversionary rights or interests. If the interest of Debtor in any of the property referred to above in this section is a leasehold estate, this Financing Statement shall include, and the security interest created hereby shall encumber and extend to, all other or additional title, estates, interests or rights which are now owned or may hereafter be acquired by Debtor in or to the property demised under the lease creating the leasehold estate.

UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

---------------------------------------------------
A. NAME & PHONE OF CONTACT AT FILER [optional]
   Robert T. West, Esq.        (314) 721-7080
---------------------------------------------------
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

       Robert T. West, Esq.
       Paster, West & Kraner, p. c.
       100 South Brentwood Boulevard, Suite 401
       Clayton, Missouri 63105

                                                                     THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
------------------------------------------------------------------------------------------------------------------------------------
1. DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name (1a or 1b) - do not abbreviate or combine names
    --------------------------------------------------------------------------------------------------------------------------------
    1a. ORGANIZATION'S NAME
    CMC REAL ESTATE COMPANY, LLC
OR  --------------------------------------------------------------------------------------------------------------------------------
    1b. INDIVIDUAL'S LAST NAME                        FIRST NAME                   MIDDLE NAME                         SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
1c. MAILING ADDRESS                                   CITY                         STATE    POSTAL CODE                COUNTRY
7711 CARONDELET AVENUE                                CLAYTON                      MO       63105                      USA
------------------------------------------------------------------------------------------------------------------------------------
1d. TAX ID #:   ADD'L INFO RE  1e. TYPE OF            1f. JURISDICTION OF          1g. ORGANIZATIONAL ID #, if any
    SSN OR EIN  ORGANIZATION       ORGANIZATION           ORGANIZATION
                DEBTOR         LIMITED LIABILITY CO.  DELAWARE                     030414644-3673665                        [ ] NONE
------------------------------------------------------------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name (2a or 2b)- do not abbreviate or combine names
    --------------------------------------------------------------------------------------------------------------------------------
    2a. ORGANIZATION'S NAME

OR  --------------------------------------------------------------------------------------------------------------------------------
     2b. INDIVIDUAL'S LAST NAME                       FIRST NAME                   MIDDLE NAME                         SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                   CITY                         STATE    POSTAL CODE                COUNTRY

------------------------------------------------------------------------------------------------------------------------------------
2d. TAX ID #:   ADD'L INFO RE  2e. TYPE OF            2f. JURISDICTION OF          2g. ORGANIZATIONAL ID #, if any
    SSN OR EIN  ORGANIZATION       ORGANIZATION           ORGANIZATION
                DEBTOR                                                                                                      [ ] NONE
------------------------------------------------------------------------------------------------------------------------------------
3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)
    --------------------------------------------------------------------------------------------------------------------------------
    3a. ORGANIZATION'S NAME
    MIDWEST BANKCENTRE
OR  --------------------------------------------------------------------------------------------------------------------------------
    3b. INDIVIDUAL'S LAST NAME                        FIRST NAME                   MIDDLE NAME                         SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                   CITY                         STATE    POSTAL CODE                COUNTRY
    8020 FORSYTH BOULEVARD                            CLAYTON                      MO       63105                      USA
------------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following [illegible]
   SEE EXHIBIT B ATTACHED HERETO.

------------------------------------------------------------------------------------------------------------------------------------
5. ALTERNATIVE DESIGNATION [If applicable]:[ ] LESSEE/LESSOR [ ] CONSIGNEE/CONSIGNOR [ ] BAILEE/BAILOR [ ] SELLER/BUYER [ ]AG. LIEN
   [ ] NON-UCC FILING
------------------------------------------------------------------------------------------------------------------------------------
6. [X] This FINANCING STATEMENT is to be filed [or record] (or recorded) in the REAL ESTATE RECORDS
       Attach Addendum              [If applicable]
------------------------------------------------------------------------------------------------------------------------------------
7. Check to REQUEST SEARCH REPORT(S) on Debtor(s)
   [ADDITIONAL FEE]             [optional]            [ ] All Debtors  [ ] Debtor 1 [ ] Debtor 2
------------------------------------------------------------------------------------------------------------------------------------
8. OPTIONAL FILER REFERENCE DATA

------------------------------------------------------------------------------------------------------------------------------------

FILING OFFICE COPY -- NATIONAL UCC FINANCING STATEMENT (FORM UCC1)
(REV. 07/29/98)

UCC FINANCING STATEMENT ADDENDUM
FOLLOW INSTRUCTIONS (front and back) CAREFULLY

-------------------------------------------------------------------
9. NAME OF FIRST DEBTOR (1a or 1b) ON RELATED FINANCING STATEMENT
    9a. ORGANIZATIONS NAME
    CMC REAL ESTATE COMPANY, LLC
OR ----------------------------------------------------------------
    9b. INDIVIDUAL'S LAST NAME    FIRST NAME    MIDDLE NAME, SUFFIX
-------------------------------------------------------------------
10. MISCELLANEOUS:

                                                                                    THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
------------------------------------------------------------------------------------------------------------------------------------

11. ADDITIONAL DEBTOR'S EXACT FULLEGAL NAME - Insert only one name (11a or 11b) - do not abbreviate or combine names
    --------------------------------------------------------------------------------------------------------------------------------
     11a. ORGANIZATION'S NAME

OR  --------------------------------------------------------------------------------------------------------------------------------
     11b. INDIVIDUAL'S LAST NAME                      FIRST NAME                   MIDDLE NAME                         SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
11c. MAILING ADDRESS                                  CITY                         STATE    POSTAL CODE                COUNTRY

------------------------------------------------------------------------------------------------------------------------------------
11d. TAX ID #:   ADD'L INFO RE  11e. TYPE OF          11f. JURISDICTION OF         11g. ORGANIZATIONAL ID #, if any,
     SSN OR EIN  ORGANIZATION        ORGANIZATION          ORGANIZATION
                 DEBTOR                                                                                                     [ ] NONE
------------------------------------------------------------------------------------------------------------------------------------
12  [ ] ADDITIONAL SECURED PARTY'S OR [ ] ASSIGNOR S/P'S NAME - insert only one name (12a or 12b)
    --------------------------------------------------------------------------------------------------------------------------------
     12a. ORGANIZATION'S NAME

OR  --------------------------------------------------------------------------------------------------------------------------------
     12b. INDIVIDUAL'S LAST NAME                      FIRST NAME                   MIDDLE NAME                         SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
12c. MAILING ADDRESS                                  CITY                         STATE    POSTAL CODE                COUNTRY

------------------------------------------------------------------------------------------------------------------------------------
13. This FINANCING STATEMENT covers [ ] [illegible] to be [illegible] 16. Additional collateral description:
    [illegible] or [ ] as-extracted collateral, or is
    filled as a [X] fixture filing.
14. Description of real estate:

    SEE EXHIBIT A ATTACHED HERETO.

15. Name and address of a RECORD OWNER above-described real estate (if Debtor does not have a record Interest):

                                                      ------------------------------------------------------------------------------
                                                      17. Check only if applicable and check only one box.

                                                      Debtor is a [ ] Trust or [ ] Trustee acting with respect to property held in trust or [ ] Decadent's Estate
                                                      ------------------------------------------------------------------------------
                                                      18. Check only if applicable and check only one box.

                                                      [ ] Debtor is a TRANSMITTING UTILITY
                                                      [ ] Filed in connection with a Manufactured-Home Transaction -- effective
                                                          30 years
                                                      [ ] Filed in connection with a Public-finance Transaction -- effective 30 years
------------------------------------------------------------------------------------------------------------------------------------

FILING OFFICE COPY -- NATIONAL UCC FINANCING STATEMENT ADDENDUM (FORM UCC1AD) (REV. 07/29/98)

                      EXHIBITA TO UCC-1 FINANCING STATEMENT

                            (DESCRIPTION OF PREMISES)

The parcel or parcels of real property located in the County of St. Louis, State of Missouri and more particularly described as follows:

A tract of land being Lots 8, 9 and 10 in Block 13 of the TOWN (NOW CITY) OF CLAYTON, according to the plat thereof recorded in Plat Book I, page 11 (now 7) of the St. Louis County Records, Township 45 North-Range 6 East, St. Louis County, Missouri, and being more particularly described as: Beginning at the Southeast corner of said Lot 10, said corner being the intersection of the North line of Carondelet Avenue, 80 feet wide, and the West line of a 20 foot wide North-South alley in said Block 13; thence along said North line of carondelet Avenue, North 84 degrees 32 minutes 23 seconds West 160.00 feet to the
Southeast corner of Lot 7 in said Block 13; thence along the East line of said Lot 7, North 05 degrees 27 minutes 17 seconds East 190.10 feet to the South line of a 20 foot wide East-West alley in said Block 13; thence along said
South line of the 20 foot wide East-West alley, South 84 degrees 32 minutes 16 seconds (record) 23 seconds (measured) East 160.00 feet to said West line of the 20 foot wide North-South alley; thence along said West line of the 20 foot wide North-South alley, South 05 degrees 27 minutes 17 seconds West 190.10 feet to the point of beginning, according to a survey by Volz, Inc., dated May 9, 2002.

                     EXHIBIT B TO UCC-1 FINANCING STATEMENT

         As used in this Financing Statement, the term "Premises" means (a)the real estate (herein called the "Land") described in ExhibitA which is attached hereto and incorporated herein by reference, and (i)improvements now or hereafter situated or to be situated on the Land (herein together called the "Improvements"); and (ii)all right, title and interest of Grantor in and to
(1)all streets, roads, alleys, easements, rights-of-way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining to the Land or the Improvements; (2)any strips or gores between the Land and abutting or adjacent properties; and (3)all water and water rights, timber, crops and mineral interests on or pertaining to the Land.

Collateral: This Financing Statement covers and the Debtor hereby grants the Secured Party a security interest in the following types (or items) of property (the "Collateral"):

         (a) All fixtures, equipment, systems, machinery, furniture, furnishings, appliances, inventory, goods, building and construction materials, supplies, and articles of personal property, of every kind and character, now owned or hereafter acquired by Debtor, which are now or hereafter attached to or situated in, on or about the Land or the Improvements, or used in or necessary to the complete and proper planning, development, use, occupancy or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use or installation in or on the Land or the Improvements, and all renewals and replacements of, substitutions for and additions to the foregoing (the properties referred to in this clause(a) being herein sometimes collectively called the "Accessories."

         (b)      All (i)plans and specifications for the Improvements;
(ii)Debtor's rights, but not liability for any breach by Debtor, under all commitments (including any commitment for financing to pay any of the secured indebtedness, as defined in the deed of trust to the Secured Party), insurance policies and other contracts and general intangibles (including but not limited to trademarks, trade names and symbols) related to the Premises or the Accessories or the operation thereof; (iii)deposits (including but not limited to Debtor's rights in tenants' security deposits, deposits with respect to utility services to the Premises, and any deposits or reserves for taxes, insurance or otherwise under the deed of trust or other document securing or pertaining to the indebtedness of Debtor to Secured Party), money, accounts, instruments, documents, notes and chattel paper arising from or by virtue of any transactions related to the Premises or the Accessories; (iv)permits, licenses, franchises, certificates, development rights, commitments and rights for utilities, and other rights and privileges obtained in connection with the Premises or the Accessories; (v)leases, rents, royalties, bonuses, issues, profits, revenues and other benefits of the Premises and the Accessories; (vi) oil, gas and other hydrocarbons and other minerals produced from or allocated to the Land and all products processed or obtained therefrom, and the proceeds thereof; and (vii)engineering, accounting, title, legal, and other technical or business data concerning the Premises which are in the possession of Debtor or in which Debtor can otherwise grant a security interest.

         (c) All (i)proceeds of or arising from the properties, rights, titles and interests referred to above in this section, including but not limited to proceeds of any sale, lease or other disposition thereof, proceeds of each policy of insurance relating thereto (including premium refunds), proceeds of the taking thereof or of any rights appurtenant thereto, including change of grade of streets, curb cuts or other rights of access, by condemnation, eminent domain or transfer in lieu thereof for public or quasi-public use under any law, and proceeds arising out of any damage thereto; and (ii)other interests of every kind and character which Debtor now has or hereafter acquires in, to or for the benefit of the properties, rights, titles and interests referred to above in this section and all property used or useful in connection therewith, including but not limited to rights of ingress and egress and remainders, reversions and reversionary rights or interests. If the interest of Debtor in any of the property referred to above in this section is a leasehold estate, this Financing Statement shall include, and the security interest created hereby shall encumber and extend to all other or additional title, estates, interests or rights which are now owned or may hereafter be acquired by Debtor in or to the property demised under the lease creating the leasehold estate.

                        ENVIRONMENTAL INDEMNITY AGREEMENT

         THIS AGREEMENT, which is dated as of August 8th, 2003, is executed by CMC REAL ESTATE COMPANY, LLC, A DELAWARE LIMITED LIABILITY COMPANY d/b/a CMC REAL ESTATE MANAGEMENT COMPANY, LLC ("Borrower") as a condition to, and to induce MIDWEST BANKCENTRE, A STATE BANKING COMPANY ("Lender") to make a Joan (the "Loan") to Borrower evidenced or to be evidenced by a Promissory Note of even date herewith made by Borrower payable to the order of Lender in the principal face amount of $8,000,000.00, which Loan is secured or to be secured by a Deed of Trust and Security Agreement (the "Mortgage") of even date herewith, encumbering certain real and personal property as therein described (collectively, the "Property") including the land described in Exhibit A, which is attached hereto and made a part hereof. The term "Loan Documents" is used herein as defined in the Mortgage. This Agreement is one of the Loan Documents.

         1.       CERTAIN DEFINITIONS. As used in this Agreement:

                  (a) "ENVIRONMENTAL CLAIM" means any investigative, enforcement, cleanup, removal, containment, remedial or other private or governmental or regulatory action at any time threatened, instituted or completed pursuant to any applicable Environmental Requirement (hereinafter defined), against Borrower against or with respect to the Property or any condition, use or activity on the Property (including any such action against Lender), and any claim at any time threatened or made by any person against Borrower or against or with respect to the Property or any condition, use or activity on the Property (including any such claim against Lender), relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or in any way arising in connection with any Hazardous Material (hereinafter defined) or any Environmental Requirement.

                  (b) "ENVIRONMENTAL REQUIREMENT" means any Environmental Law (hereinafter defined), agreement or restriction (including but not limited to any condition or requirement imposed by any insurance or surety company), as the same now exists or may be changed or amended or come into effect in the future, which pertains to health, safety, any Hazardous Material, or the environment, including but not limited to ground or air or water or noise pollution or contamination, and underground or aboveground tanks.

                  (c) "HAZARDOUS MATERIAL" means any substance, whether solid, liquid or gaseous which is listed, defined or regulated as a "hazardous substance", "hazardous waste" or "solid waste", or otherwise classified as hazardous or toxic, in or pursuant to any Environmental Requirement; or which is or contains asbestos, radon, any polychlorinated biphenyl, urea formaldehyde foam insulation, explosive or radioactive material, or motor fuel or other petroleum hydrocarbons; or which causes or poses a threat to cause a contamination or nuisance on the Property or any adjacent property or a hazard to the environment or to the health or safety of persons on the Property.

                  (d) "ENVIRONMENTAL LAW" means any federal, state or local law, statute, ordinance, code, rule, regulation, license, authorization, decision, order, injunction, decree, or rule of common law, and any judicial interpretation of any of the foregoing, which pertains to health, safety, any Hazardous Material, or the environment (including but not limited to ground or air or water or noise pollution or contamination, and underground or aboveground tanks) and shall include without limitation, the Solid Waste Disposal Act, 42 U.S.C. Section 6901 et seq.; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq. ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"); the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 etseq.; the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq.; the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 300f et seq.; and any other state or federal environmental statutes, and all rules, regulations, orders and decrees now or hereafter promulgated under any of the foregoing, as any of the foregoing now exist or may be changed or amended or come into effect in the future.

                  (e) "ON" or "ON", when used with respect to the Property or any property adjacent to the Property, means "on, in, under, above or about".

         2. REPRESENTATIONS AND WARRANTIES. Borrower, after due inquiry and investigation in accordance with good commercial or customary practices to determine whether contamination is present on the Property or elsewhere in connection with any activity on the Property, hereby represents and warrants to, and covenants with, Lender, without regard to whether Lender has or hereafter obtains any knowledge or report of the environmental condition of the Property, as follows:

                  (a) During the period of Borrower's ownership of the Property, the Property has not been used for industrial or manufacturing purposes, for landfill, dumping or other waste disposal activities or operations, for generation, storage, use, sale, treatment, processing, recycling or disposal of any Hazardous Material, for underground or aboveground storage tanks, or for any other use that could give rise to the release of any Hazardous Material on the Property; to the best of Borrower's knowledge, no such use of the Property occurred at any time prior to the period of Borrower's ownership of the Property; and to the best of Borrower's knowledge and except as set forth in that certain Phase I Environmental Assessment dated September, 2002 and prepared by URS Corporation, no such use on any adjacent property occurred at any time prior to the date hereof;

                  (b) To the best of Borrower's knowledge and except as set forth in that certain Phase I Environmental Assessment dated September, 2002 and prepared by URS Corporation, there is no Hazardous Material, storage tank (or similar vessel) whether underground or otherwise, sump or well currently on the Property;

                  (c) Borrower has received no notice and has no knowledge of any Environmental Claim or any completed, pending or proposed or threatened investigation or inquiry concerning the presence or release of any Hazardous Material on the Property or any adjacent property or concerning whether any condition, use or activity on the Property or any adjacent property is in violation of any Environmental Requirement;

                  (d) The present conditions, uses and activities on the Property by Borrower (and to the knowledge of Borrower, each tenant and subtenant) do not violate any Environmental Requirement and the use of the Property which Borrower (and to the knowledge of Borrower, each tenant and subtenant, if any) makes and intends to make of the Property complies and will comply with all applicable Environmental Requirements;

                  (e) The Property does not appear on and to the best of Borrower's knowledge has never been on the National Priorities List, any federal or state "superfund" or "superlien" list, or any other list or database of properties maintained by any local, state or federal agency or department showing properties which are known to contain or which are suspected of containing a Hazardous Material;

                  (f) Borrower has never applied for and been denied environmental impairment liability insurance coverage relating to the Property; and

                  (g) Neither Borrower, nor to Borrower's knowledge any tenant or subtenant, has obtained or is required to obtain any permit or authorization to construct, occupy, operate, use or conduct any activity on any of the Property by reason of any Environmental Requirement.

         3. VIOLATIONS. Borrower will not cause, commit, permit or allow to continue (i) any violation of any Environmental Requirement (a) by Borrower or by any person or entity (b) by or with respect to the Property or any use of or condition or activity on the Property, or (ii) the attachment of any environmental lien to the Property. Borrower will not place, install, dispose of or release, or cause, permit, or allow the placing, installation, disposal, spilling, leaking, dumping or release of, any Hazardous Material or storage tank (or similar vessel) on the Property and will keep the Property free of Hazardous Material.

         Notwithstanding the foregoing provisions of this Section 3, Borrower shall not be in Default under this Section 3 should Borrower store minimal quantities of substances on the Property which technically could be considered Hazardous Material, PROVIDED THAT: such substances are of a type and are held only in a quantity normally used in connection with the construction, occupancy or operation of comparable buildings (such as cleaning fluids, and supplies normally used in the day to day operation of business offices), such substances are being held, stored and used in complete and strict compliance with all applicable Environmental Requirements, and the indemnity in Section 7 of this Agreement shall always apply to such substances, and it shall be and continue to be the responsibility of Borrower to take all remedial action required under and in accordance with Section 6 of this Agreement in the event of any unlawful release of any such substance.

         4. NOTICE TO LENDER. Borrower shall promptly deliver to Lender a copy of each report pertaining to the Property or to Borrower prepared by or on behalf of Borrower pursuant to any Environmental Requirement. Borrower shall immediately advise Lender in writing of any Environmental Claim or of the discovery of any Hazardous Material on the Property, as soon as Borrower first obtains knowledge thereof, including a full description of the nature and extent of the Environmental Claim and/or Hazardous Material and all relevant circumstances.

         5. SITE ASSESSMENTS AND INFORMATION. If Lender shall ever have reason to believe that any Hazardous Material affects the Property, or if any Environmental Claim is made or threatened, or if a Default (as defined in the Mortgage) shall have occurred under the Documents, or upon the occurrence of the Release Date (hereinafter defined) if requested by Lender, Borrower shall at its expense, provide to Lender from time to time, in each case within thirty (30) days after Lender's request or such longer time as is reasonably required for such consulting firm to complete such Assessment, an Environmental Assessment (hereinafter defined) made after the date of Lender's request. Notwithstanding the foregoing, unless a Default has occurred or an Environmental Claim is made or threatened, if Lender requests an Environmental Assessment within twelve (
12) months from receipt of a prior Environmental Assessment and such new Environmental Assessment does not disclose the existence or probable existence of Hazardous Material on the Property, then Lender shall pay for the cost of such new Environmental Assessment. As used in this Agreement, the term "Environmental Assessment" means a report (including all drafts thereof) of an environmental assessment of the Property of such scope (including but not limited to the taking of soil borings and air and groundwater samples and other above and below ground testing) as Lender may request, by a consulting firm acceptable to Lender and made in accordance with Lender's established guidelines. Borrower will cooperate with each consulting firm making any such Environmental Assessment and will supply to the consulting firm, from time to time and promptly on request, all information available to Borrower to facilitate the completion of the Environmental Assessment. If Borrower fails to furnish Lender within ten (10) days after Lender's request with a copy of an agreement with an acceptable environmental consulting firm to provide such Environmental Assessment, or if Borrower fails to furnish to Lender such Environmental Assessment within thirty (30) days after Lender's request, Lender may cause any such Environmental Assessment to be made at

Borrower's expense and risk. Lender and its designees are hereby granted access to the Property at any time or times, upon reasonable notice (which may be written or oral), and a license which is coupled with an interest and irrevocable, to make or cause to be made such Environmental Assessments, Lender may disclose to interested parties any information Lender ever has about the environmental condition or compliance of the Property, but shall be under no duty to disclose any such information except as may be required by law. Lender shall be under no duty to make any Environmental Assessment of the Property, and in no event shall any such Environmental Assessment by Lender be or give rise to a representation that any Hazardous Material is or is not present on the Property, or that there has been or shall be compliance with any Environmental Requirement, nor shall Borrower or any other person be entitled to rely on any Environmental Assessment made by Lender or at Lender's request. Lender owes no duty of care to protect Borrower or any other person against, or to inform it of, any Hazardous Material or other adverse condition affecting the Property.

         6.       REMEDIAL ACTIONS.

                  (a) If any Hazardous Material is discovered on the Property at any time and regardless of the cause, (i) Borrower shall promptly at Borrower's sole risk and expense remove, treat, and dispose of the Hazardous Material in compliance with all applicable Environmental Requirements and solely under Borrower's name (or if removal is prohibited by any Environmental Requirement, take whatever action is required by any Environmental Requirement), in addition to taking such other action as is necessary to have the full use and benefit of the Property as contemplated by the Documents, and provide Lender with satisfactory evidence thereof; and (ii) if requested by Lender, provide to Lender within thirty (30) days of Lender's request a bond, letter of credit or other financial assurance evidencing to Lender's satisfaction that all necessary funds are readily available to pay the costs and expenses of the actions required by clause (i) preceding and to discharge any assessments or liens established against the Property as a result of the presence of the Hazardous Material on the Property. Within fifteen (15) days after completion of such remedial actions, Borrower shall obtain and deliver to Lender an Environmental Assessment of the Property made after such completion and confirming to Lender's satisfaction that all required remedial action as stated above has been taken and successfully completed and that there is no evidence or suspicion of any contamination or risk of contamination on the Property or any adjacent property, or of violation of any Environmental Requirement, with respect to any such Hazardous Material.

                  (b) Lender may, but shall never be obligated to, remove or cause the removal of any Hazardous Material from the Property (or if removal is prohibited by any Environmental Requirement, take or cause the taking of such other action as is required by any Environmental Requirement) if Borrower fails to promptly commence such remedial actions following discovery and thereafter diligently prosecute the same to the satisfaction of Lender (without limitation of Lender's rights to declare a default under any of the Documents and to exercise all rights and remedies available by reason thereof); and Lender and its designees are hereby granted access to the Property at any time or times, upon reasonable notice (which may be written or oral), and a license which is coupled with an interest and irrevocable, to remove or cause such removal or to take or cause the taking of any such other action.

         7.       INDEMNITY.

                  (a) Borrower hereby agrees to protect, indemnity, defend and hold (i) Lender; (ii) the Trustee(s) under the Mortgage (the "Trustee");
(iii) any persons or entities owned or controlled by, controlling, or under common control or affiliated with Lender and/or Trustee; (iv) any participants in the Loan; (v) the directors, officers, partners, employees and agents of Lender and/or Trustee, and/or such persons or entities; and (vi) the heirs, personal representatives, successors and assigns of each of the foregoing persons or entities (each an "Indemnified Party") harmless from and against, and if and to the extent paid, reimburse them on demand for, any and all Environmental Damages (hereinafter defined).

Without limitation, the foregoing indemnity shall apply to each Indemnified Party with respect to Environmental Damages which in whole or in part are caused by or arise out of the negligence of such (and/or any other) Indemnified Party. However, such indemnity shall not apply to a particular Indemnified Party to the extent that the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of that particular Indemnified Party. Upon demand by Lender, Borrower shall diligently defend any Environmental Claim which affects the Property or is made or commenced against Lender, whether alone or together with Borrower or any other person, all at Borrower's own cost and expense and by counsel to be approved by Lender in the exercise of its reasonable judgment. In the alternative, at any time Lender may elect to conduct its own defense through counsel selected by Lender and at the cost and expense of Borrower.

                  (b) As used in this Agreement, the term "Environmental Damages" means all claims, demands, liabilities (including strict liability), losses, damages (including consequential damages), causes of action, judgments, penalties, fines, costs and expenses (including fees, costs and expenses of attorneys, consultants, contractors, experts and laboratories), of any and every kind or character, contingent or otherwise, matured or unmatured, known or unknown, foreseeable or unforeseeable, made, incurred, suffered, brought, or imposed at any time and from time to time, whether before or after the Release Date (hereinafter defined) and arising in whole or in part from:

                           (1) the presence of any Hazardous Material on the Property, or any escape, seepage, leakage, spillage, emission, release, discharge or disposal of any Hazardous Material on or from the Property, or the migration or release or threatened migration or release of any Hazardous Material to, from or through the Property, on or before the Release Date; or

                           (2) any act, omission, event or circumstance existing or occurring in connection with the handling, treatment, containment, removal, storage, decontamination cleanup, transport or disposal of any Hazardous Material which is at any time on or before the Release Date present on the Property; or

                           (3) the breach of any representation, warranty, covenant or agreement contained in this Agreement because of any event or condition occurring or existing on or before the Release Date; or

                           (4) any violation on or before the Release Date, of any Environmental Requirement in effect on or before the Release Date, regardless of whether any act, omission, event or circumstance giving rise to the violation constituted a violation at the time of the occurrence or inception of such act, omission, event or circumstance; or

                           (5) any Environmental Claim, or the filing or imposition of any environmental lien against the Property, because of, resulting from, in connection with, or arising out of any of the matters referred to in subparagraphs (1) through (4) preceding;

         and regardless of whether any of the foregoing subparagraphs (1) through (5) was caused by Borrower or a tenant or subtenant, or a prior owner of the Property or its tenant or subtenant, or any third party, including but not limited to (i) injury or damage to any person, property or natural resource occurring on or off the Property, including but not limited to, the cost of demolition and rebuilding of any improvements on real property; (ii) the investigation or remediation of any such Hazardous Material or violation of Environmental Requirement, including but not limited to the preparation of any feasibility studies or reports and the performance of any cleanup, remediation, removal, response, abatement, containment, closure, restoration, monitoring or similar work required by any Environmental Requirement or necessary to have full use and benefit of the Property as contemplated by the Documents (including any of the same in connection with any foreclosure action or transfer in lieu thereof); (iii) all liability to pay or indemnify any person or governmental authority for costs expended in connection with any of the foregoing; (iv) the investigation and defense of any claim, whether or not such claim is ultimately defeated; and (v) the settlement of any claim or judgment.

                  (c) As used in this Agreement, the term "Release Date" means the earlier of the following two dates: (i) the date on which the indebtedness and obligations secured by the Mortgage have been paid and performed in full and the Mortgage has been released; or (ii) the date on which the lien of the Mortgage is fully and finally foreclosed or a conveyance by deed in lieu of such foreclosure is fully and finally effective and possession of the Property has been given to and accepted by the Purchaser or grantee free of occupancy and claims to occupancy by Borrower and its successors and assigns; provided that, if such payment, performance, release, foreclosure or conveyance is challenged, in bankruptcy proceedings or otherwise, the Release Date shall be deemed not to have occurred until such challenge is validly released, dismissed with prejudice or otherwise barred by law from further assertion.

         8. CONSIDERATION; SURVIVAL; CUMULATIVE RIGHTS. Borrower acknowledges that Lender has relied and will rely on the representations, warranties, covenants and agreements herein in closing and funding the Loan and that the execution and delivery of this Agreement is an essential condition but for which Lender would not close or fund the Loan. The representations, warranties, covenants and agreements in this Agreement shall be binding upon Borrower and its successors, assigns and legal representatives and shall inure to the benefit of Lender and its successors, assigns and legal representatives and participants in the Loan; and shall not terminate on the Release Date or upon the release, foreclosure or other termination of the Mortgage, but will survive the Release Date, the payment in full of the indebtedness secured by the Mortgage, foreclosure of the Mortgage or conveyance in lieu of foreclosure, the release or termination of the Mortgage and any and all of the other Documents, any investigation by or on behalf of the Lender, any bankruptcy or other debtor relief proceeding, and any other event whatsoever. Any amount to be paid under this Agreement by Borrower shall be a demand obligation owing by Borrower (which Borrower hereby promises to pay). Lender's rights under this Agreement shall be in addition to all rights of Lender under the Documents or at law or in equity, under this Agreement shall be in addition to all rights of Lender under the Documents or at law or in equity, and payments by Borrower under this Agreement shall not reduce Borrower's obligation and liabilities under any of the Documents. The liability of Borrower or any other person under this Agreement shall not be limited or impaired in any way by any provision in the Documents or applicable law limiting Borrower or such other person's liability or Lender's recourse or rights to a deficiency judgment, or by any change, extension, release, inaccuracy, breach or failure to perform by any party under the Documents, Borrower's (and, if applicable, such other person's) liability hereunder being direct and primary and not as a guarantor or surety. Borrower hereby assigns and irrevocably transfers to Lender any and all rights of subrogation, contribution, indemnification, reimbursement or similar rights it may have against Borrower or any other person for Environmental Damages. Nothing in this Agreement or in any other Loan Document shall limit or impair any rights or remedies of Lender, Trustee and/or any other Indemnified Party against Borrower or any other person under any Environmental Requirement or otherwise at law or in equity, including without limitation, any rights of contribution or indemnification.

         9. NO WAIVER. No delay or omission by Lender to exercise any right under this Agreement shall impair any such right nor shall it be construed to be a waiver thereof. No waiver of any single breach or Default under this Agreement shall be deemed a waiver of any other breach or Default. Any waiver, consent or approval under this Agreement must be in writing to be effective.

         10. NOTICES. All notices required or permitted to be given hereunder shall be in writing and may be given in person or by United States mail, by delivery service or by electronic transmission. Any notice directed to a party to this Agreement shall become effective upon the earliest of the following: (i) actual receipt by that party; (ii) delivery to the designated address of that party, addressed to that party;

or (iii) if given by certified or registered United States mail, seventy-two
(72) hours after deposit with the United States Postal Service, postage prepaid, addressed to that party at its designated address. No communication from or concerning Borrower shall be deemed for any purpose to have been received by Lender unless it is in writing and actually received by an executive officer of Lender. The designated address of a party shall be the address as of that party as shown below or such other address as that party, from time to time, may specify by notice to the other parties.

                   Notices to Borrower:

                           CMC Real Estate Company, LLC d/b/a CMC Real Estate Management Company, LLC
                           7711 Carondelet
                           Clayton, Missouri 63105

                   Notices to Lender:

                           Midwest BankCentre
                           8020 Forsyth Blvd
                           Clayton, Missouri 63105

         11. INVALID PROVISIONS. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision and a determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

         12. CONSTRUCTION. Whenever in this Agreement the singular number is used, the same shall include plural where appropriate, and vice versa; and words of any gender in this Agreement shall include each other gender where appropriate. The headings in this Agreement are for convenience only and shall be disregarded in the interpretation hereof. Reference to "person" or "entity" means firms, associations, partnerships, joint ventures, trusts, limited liability companies, corporations and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

         13. WAIVER OF JURY TRIAL. In the event any dispute between Borrower and Lender is not resolved pursuant to the arbitration provision above, Borrower waives trial by jury in any court action or proceeding to which Borrower and Lender may be parties, arising out of, in connection with or in any way pertaining to, this instrument or any other documents evidencing or securing the loan transaction herein involved. It is agreed and understood that this waiver constitutes a waiver of trial by jury of all claims against all parties to such action or proceedings, including claims against parties who are not parties to this instrument, in each case whether now existing or hereafter arising, and whether sounding in contract or tort or otherwise. This waiver is knowingly, willingly and voluntarily made by Borrower, and Borrower hereby represents that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. Borrower further represents and warrants that it has been represented in the signing of this instrument and in the making of this waiver by independent legal counsel, or has had the opportunity to be represented by independent legal counsel selected of its own free will, and that it has had the opportunity to discuss this waiver with counsel. Borrower agrees and consents that Lender may file an original counterpart or a copy of this document with any court as written evidence of the consent of Borrower to the waiver of its right to trial by jury.

         14. SERVICE OF PROCESS. Obligor hereby waives personal service and consents to process being served in any suit, action, or proceeding instituted in connection with this instrument or the Documents by the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to Obligor at its address set forth on the signature page hereof and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. Mail. Borrower irrevocably agrees that such service shall be deemed to be service of process upon Borrower in any such suit, action, or proceeding. Nothing in this document shall affect the right of Lender to serve process in any manner otherwise permitted by law and nothing in this Note will limit the right of Lender otherwise to bring proceedings against Borrower in the courts of any jurisdiction or jurisdictions.

         15. EXECUTION; MODIFICATION. This Agreement may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement. This Agreement may be amended only by an instrument in writing intended for that purpose executed jointly by an authorized representative of each party hereof.

         16. ENTIRE AGREEMENT. THE DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR. CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS TO THE PARTIES.

         THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

         Executed and dated as of the date first written above.

                                             BORROWER:

                                             CMC REAL ESTATE COMPANY, LLC, A
                                             DELAWARE LIMITED LIABILITY COMPANY
                                             d/b/a CMC REAL ESTATE MANAGEMENT
                                             COMPANY, LLC

                                             By: -s- Michael F. Neidorff
                                                 -------------------------------
                                                   Michael F. Neidorff, Manager

                                             LENDER:

                                             MIDWEST BANKCENTRE

                                             BY: -s- THOMAS R. COLLINS
                                                 -------------------------------
                                             NAME: THOMAS R. COLLINS
                                             TITLE: REGIONAL PRESIDENT

                                    EXHIBIT A

                                      LAND

The parcel or parcels of real property located in the County of St. Louis, State of Missouri and more particularly described as follows:

A tract of land being Lots 8, 9 and 10 in Block 13 of the TOWN (NOW CITY) OF CLAYTON, according to the plat thereof recorded in Plat Book I, page 11 (now 7) of the St. Louis County Records, Township 45 North-Range 6 East, St. Louis County, Missouri, and being more particularly described as: Beginning at the Southeast corner of said Lot 10, said corner being the intersection of the North line of Carondelet Avenue, 80 feet wide, and the West line of a 20 foot wide North-South alley in said Block 13; thence along said North line of Carondelet Avenue, North 84 degrees 32 minutes 23 seconds West 160. 00 feet to the Southeast corner of Lot 7 in said Block 13; thence along the East line of said Lot 7, North 05 degrees 27 minutes 17 seconds East 190. 10 feet to the South line of a 20 foot wide East-West alley in said Block 13; thence along said South line of the 20 foot wide East-West alley, South 84 degrees 32 minutes 16 seconds (record) 23 seconds (measured) East 160. 00 feet to said West line of the 20 foot wide North-South alley; thence along said West line of the 20 foot wide North-South alley, South 05 degrees 27 minutes 17 seconds West 190. 10 feet to the point of beginning, according to a survey by Volz, Inc., dated May 9, 2003.

                          CMC REAL ESTATE COMPANY, LLC

                   $8,000,000.00 LOAN FROM MIDWEST BANKCENTRE
                         TO CMC REAL ESTATE COMPANY, LLC

                             SECRETARY'S CERTIFICATE

         I, Karey L. Witty, Secretary of CMC Real Estate Company, LLC d/b/a CMC Real Estate Management Company, LLC, a Delaware limited liability company (the "Company"), hereby certify as follows:

         1. Attached hereto as Exhibit A is a true and complete copy of the Certificate of Formation of the Company, certified by the Secretary of State of the State of Delaware.

         2. Attached hereto as Exhibit B are Certificates of Good Standing of the Company, issued by the Secretary of State of the State of Delaware and the Secretary of State of the State of Missouri.

         3. Attached hereto as Exhibit C is a true and complete copy of the Operating Agreement of Company, as now in effect.

         4. Attached hereto as Exhibit D are authorizing resolutions duly and unanimously adopted by the members of the Company, which resolutions are now in effect.

         IN WITNESS WHEREOF, I have executed this Certificate this [ILLEGIBLE] day of August, 2003.

                                                     /s/ Karey L. Witty
                                                     ---------------------------
                                                     Karey L. Witty, Secretary

                                   EXHIBIT A

                            CERTIFICATE OF FORMATION

                                [DELAWARE LOGO]       PAGE 1
                                THE FIRST STATE

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF "CMC REAL ESTATE COMPANY, LLC", FILED IN THIS OFFICE ON THE TWENTY-FOURTH
DAY OF JUNE, A.D. 2003, AT 9:57 O'CLOCK A.M.

                         [SEAL]        /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       Harriet Smith Windsor, Secretary of State

3673665  8100                                           AUTHENTICATION: 2490648

030414644                                                        DATE: 06-24-03

                                                          State of Delaware
                                                         Secretary of State
                                                     Division of Corporations
                                                   Delivered 10:06 AM 06/24/2003
                                                      FILED 09:57 AM 06/24/2003
                                                    SRV 030414644 - 3673665 FILE

                            CERTIFICATE OF FORMATION
                                       OF
                          CMC REAL ESTATE COMPANY, LLC

I. The name of the limited liability company is CMC Real Estate Company, LLC.

II. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

III. Management of CMC Real Estate Company, LLC is vested in one or more managers.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of CMC Real Estate Company, LLC this 24th day of June, 2003.

                                                      /s/ Meredith M. Todd, Esq.
                                                      -------------------------
                                                      Meredith M. Todd,
                                                      Authorized Person

                                   EXHIBIT B

                         CERTIFICATES OF GOOD STANDING

                                [DELAWARE LOGO]       PAGE 1
                                THE FIRST STATE

         I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "CMC REAL ESTATE COMPANY, LLC" IS DULY FORMED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE FIFTEENTH DAY OF JULY, A. D. 2O03.

         AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL TAXES HAVE NOT BEEN ASSESSED TO DATE.

                        [SEAL]         /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       Harriet Smith Windsor, Secretary of State

3673665  8300                                           AUTHENTICATION: 2528710

030463423                                                         DATE: 07-15-03

                               STATE OF MISSOURI

                        [SEAL OF THE SECRETARY OF STATE]

                                   Matt Blunt
                               Secretary of State

                              CORPORATION DIVISION
                          CERTIFICATE OF GOOD STANDING

I, MATT BLUNT, Secretary of the State of Missouri, do hereby certify that the records in my office and in my care and custody reveal that

                          CMC REAL ESTATE COMPANY, LLC

using in Missouri the name

                    CMC REAL ESTATE MANAGEMENT COMPANY, LLC
                                   FL0529270

a DELAWARE entity was created under the laws of this State on the 1st day of July, 2003, and is in good standing, having fully complied with all requirements of this office.

IN TESTIMONY WHEREOF, I have set my hand an imprinted the GREAT SEAL of the State of Missouri, on this, the 28th day of July, 2003

                                                 [SEAL OF THE STATE OF MISSOURI]

     /s/ Matt Blunt
     ----------------------
     Secretary of State

Certification Number: 5977994-1 Page 1 of 1 Reference:
Verify this certificate online at
http://www.sos.state.mo.us/businessentity/verification

                                    EXHIBIT C

                               OPERATING AGREEMENT

                               OPERATING AGREEMENT

                                       OF

                          CMC REAL ESTATE COMPANY, LLC

                              OPERATING AGREEMENT

                                       OF

                          CMC REAL ESTATE COMPANY, LLC

         THIS OPERATING AGREEMENT of CMC Real Estate Company, LLC, a limited liability company organized pursuant to the Delaware Limited Liability Company Act, is entered into and shall be effective as of the 24th day of June, 2003, by and among the Company and the Persons executing this Operating Agreement as Members.

                                    ARTICLE I
                                   DEFINITIONS

         For purposes of this Agreement (as defined below), unless the context clearly indicates otherwise, the following terms shall have the following meanings:

         1.1 ACT - The Delaware Limited Liability Company Act and all amendments to the Act.

         1.2 ADDITIONAL MEMBER - A Member other than an Initial Member or a Substitute Member who has acquired an Ownership Interest in the Company.

         1.3 AGREEMENT - This Operating Agreement and amendments adopted in accordance with this Agreement and the Act.

         1.4 ASSIGNEE - A transferee of an Ownership Interest who has not been admitted as a Substitute Member.

         1.5 BANKRUPT MEMBER - A Member who has admitted in writing its inability to pay its debts generally as they become due; filed a petition in bankruptcy or petition to take advantage of any insolvency act; made an assignment for the benefit of its creditors; commenced a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or any substantial part of its property; filed a petition or answer seeking reorganization or arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States or any State, or against which there is commenced any petition in bankruptcy or petition to take advantage of any insolvency act and such proceeding or petition remains undismissed for a period of thirty (30) days.

         1.6 CAPITAL ACCOUNT - The account maintained for a Member determined in accordance with the Regulations under Code Section 704(b).

         1.7 CAPITAL CONTRIBUTION - The amount of money and the fair market value of any Property (other than money) contributed to the Company by a Member.

         1.8 CERTIFICATE - The Certificate of Formation of the Company as filed with the Delaware Secretary of State, as properly adopted and amended from time to time by the Members.

         1.9 CODE - The Internal Revenue Code of 1986, as amended from time to time (or any corresponding provisions of succeeding law).

         1.10 COMPANY - CMC Real Estate Company, LLC, a limited liability company formed under the laws of the State of Delaware, and any successor limited liability company.

         1.11.    COMPANY PROPERTY - Any Property owned by the Company.

         1.12 DISTRIBUTION - A transfer of Property to a Member on account of an Ownership Interest as described in Article IX hereof.

         1.13 DISSOCIATION - Any action which causes a Person to cease to be Member as described in Article XII hereof.

         1.14 DISSOLUTION EVENT - An event, the occurrence of which will result in the dissolution of the Company under Article XIV hereof.

         1.15 INITIAL CAPITAL CONTRIBUTION - The Capital Contribution agreed to be made by the Initial Member as described in Article VIII hereof.

         1.16 INITIAL MEMBER - The Person identified on Exhibit A attached hereto and made a part hereof by this reference who have executed this Agreement.

         1.17     MANAGER - the Manager of the Company.

         1.18 MEMBER - The Initial Member, an Additional Member or a Substitute Member.

         1.19 NET PROFITS AND NET LOSSES - An amount equal to the Company's taxable income or loss, determined in accordance with Code Section 703 (a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), and any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Net Profits or Net Losses pursuant to this Section shall be added to such taxable income or loss, decreased by expenditures described in Section 704(a)(2)(B) of the Code.

         1.20 NOTICE - Notice shall be in writing. Notice to the Company shall be considered given when mailed by first class mail postage prepaid addressed to the Manager in care of the Company at the address of the Principal Office. Notice to a Member shall be considered given when mailed by first class mail postage prepaid addressed to the Member at the address reflected in this Agreement unless the Member has given the Company notice of a different address.

         1.21 OWNERSHIP INTEREST - With respect to any Member, a fraction (expressed as a percentage), the numerator of which is the total of the Member's Capital Account and the denominator is the total of all Capital Accounts of all Members and Assignees, such Ownership Interest representing the rights of a Member or, in the case of an Assignee, the rights of the assigning Member in Distributions (liquidating or otherwise) and allocations of the profits, losses, gains, deductions and credits of the Company.

         1.22 PERSON - Any natural person, corporation, limited partnership, general partnership, limited liability partnership, limited liability company, joint venture, association, company, bank, trust company, vehicle trust, land trust, business trust, real estate investment trust, estate or any incorporated or unincorporated organization permitted to be a member of a limited liability company under the laws of the State of Delaware, and any governmental authority.

         1.23 PROCEEDING - Any administrative, judicial, or other adversary proceeding, including, without limitation, litigation, arbitration, administrative adjudication, mediation and appeal or review of any of the foregoing.

         1.24 PROPERTY - Any property real or personal, tangible or intangible, including money, and any legal or equitable interest in such property, but excluding services and promises to perform services in the future.

         1.25 REGULATIONS - Except where the context indicates otherwise, the permanent, temporary, proposed or proposed and temporary regulations of Department of the Treasury under the Code, as such regulations may be lawfully adopted or changed from time to time.

         1.26 SUBSTITUTE MEMBER - An Assignee who has been admitted to all of the rights of membership pursuant to this Agreement.

         1.27 TAXABLE YEAR - The taxable year of the Company as determined pursuant to Section 706 of the Code.

         1.28 TAXING JURISDICTION - Any state, local or foreign government that collects tax, interest or penalties, however designated, on any Member's share of the income or gain attributable to the Company.

         1.29 TRANSFER - Any sale, assignment, disposition, exchange, mortgage, pledge, grant, hypothecation or, without limitation, other transfer, whether absolute or as security or as an encumbrance (including dispositions by operation of law).

                                   ARTICLE II
                                    FORMATION

         2.1 ORGANIZATION - The Members hereby organize the Company as a Delaware limited liability company pursuant to the provisions of the Act.

         2.2 AGREEMENT - For and in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Members executing this Agreement hereby agree to the terms and conditions of this Agreement, as it may from time to time be amended according to its terms. It is the express intention of the Members that this Agreement shall be the sole source of agreement of the parties, and except to the extent a provision of this Agreement expressly incorporates federal income tax rules by reference to sections of the Code or Regulations or is expressly prohibited or ineffective under the Act, this Agreement shall govern, even when inconsistent with, or different than, the provisions of the Act or any other law or rule. To the extent any provision of this Agreement is prohibited or ineffective under the Act, this Agreement shall be considered amended to the smallest degree possible in order to make the provision effective under the Act. In the event the Act is subsequently amended or interpreted in such a way to make any provision of this Agreement that was formerly invalid valid, such provision shall be considered to be valid from the effective date of such interpretation or amendment.

         2.3 NAME - The name of the Company is CMC Real Estate Company, LLC, and all business of the Company shall be conducted under that name or under any other name approved by the Company.

         2.4 TERM - The Company shall have perpetual duration, unless the Company shall be sooner dissolved and its affairs wound up in accordance with the Act or the Operating Agreement.

         2.5 REGISTERED AGENT AND OFFICE - The registered agent for the service of process and the registered office shall be that Person, and location reflected in the Certificate as filed in the office of the Delaware Secretary of State. The Manager may, from time to time, change the registered agent or office through appropriate filings with the Delaware Secretary of State. The Registered Agent shall promptly give notice of any service of process to all the Members.

         2.6 PRINCIPAL OFFICE - The Principal Office of the Company shall be located at Centene Corporation, 7711 Carondelet Avenue, Suite 800, Clayton, Missouri 63105. The Manager may, from time to time, change the location of the Principal Office of the Company.

         2.7 OTHER BUSINESS VENTURES - Any Member and/or the Manager may engage in or possess an interest in other business ventures of every nature and description, independently or with others, and neither the Company nor the Members shall have any right by virtue of this Agreement in such other business ventures or to the income or profits derived therefrom; provided, however, that nothing contained in this Section 2.7 is intended to absolve any Member or the Manager from any liability to the Company or its Members arising as a result of any breach by such Member or the Manager of any fiduciary obligation to the Company or any of its Members.

         2.8 TITLE TO COMPANY ASSETS - Title to all assets of the Company shall be held in the name of the Company.

                                   ARTICLE III
                                     PURPOSE

         The Company may engage in any lawful business permitted by the Act or the laws of any jurisdiction in which the Company may do business. The Company shall have the authority to do all things necessary or convenient to accomplish its purpose and operate its business.

                                   ARTICLE IV
                             ACCOUNTING AND RECORDS

         4.1 RECORDS TO BE MAINTAINED - The Company will keep or cause to be kept accurate and complete minutes and records of the meetings or consents in lieu of meeting of the Members and the Manager and books and records of account of the Company, which will be kept at the principal place of business of the Company or at such other places as the Manager will from time to time determine.

         4.2 ACCESS TO RECORDS - Each Member (or such Member's designated representative) shall have the right during ordinary business hours and upon reasonable notice to inspect and copy (at such Member's own expense) the books and records of the Company required to be kept by Section 4.1 hereof.

         4.3 TAX RETURNS AND ELECTIONS - The Company shall cause to be prepared and timely filed all federal, state and local income tax returns or other returns or statements required by applicable law. The Company shall claim all deductions and make such elections for federal or state income tax purposes which the Manager reasonably believes will produce the most favorable tax results for the Members.

         4.4 BANK ACCOUNTS - All funds of the Company shall be deposited in a separate bank, money market or similar account or accounts approved by the Manager and in the name of the Company. Withdrawals therefrom shall be made only by the persons authorized to do so by the Manager, and only as follows:

                  4.4.1 for operating expenses within budgets that have been approved by the Manager;

                  4.4.2 for capital expenditures within budgets that have been approved by the Manager, subject to the review by the Manager of the percentage of completion of a given capital project; and

                  4.4.3    for other purposes as approved by the Manager.

                                    ARTICLE V
                         NAMES AND ADDRESSES OF MEMBERS

         The name and address of the Initial Member is as reflected on Exhibit A attached hereto and by this reference made a part hereof as if set forth fully herein.

                                   ARTICLE VI
                          RIGHTS AND DUTIES OF MEMBERS

         6.1 MANAGEMENT RIGHTS - Notwithstanding anything to the contrary contained herein, the following actions require the unanimous vote of the
Members:

                  6.1.1    Any amendment to the Certificate or this Agreement;
or

                  6.1.2 The purchase or sale by the Company of a majority of the stock or assets of any business; or

                  6.1.3 The merger or consolidation of the Company with another entity; or

                  6.1.4 The sale of substantially all the assets of the Company; or

                  6.1.5    The dissolution and winding up of the Company.

         6.2 LIABILITY OF MEMBERS - No Member shall be liable as such for the liabilities of the Company.

         6.3 INDEMNIFICATION - The Company shall indemnify the Members, the Manager and any officers and employees of the Company from and against all costs, losses, liabilities and damages paid or accrued by such Member, officer, employee or the Manager in connection with the business of the Company, to the fullest extent provided or allowed by the laws of the State of Delaware.

         6.4 NO PREEMPTIVE RIGHTS - No Member shall have any preemptive right to subscribe for, purchase and receive additional Ownership Interests which may be offered by the Company for sale, whether newly-issued or from treasury.

                                   ARTICLE VII
                                   MANAGEMENT

         7.1 MANAGER. Subject to any limitations set forth herein, the business and affairs of the Company shall be managed by the Manager. The Manager shall direct, manage and control the business of the Company to the best of his or her ability and shall have full and complete authority, power, and discretion to make all decisions regarding those matters, and to perform any and all other acts or activities customary or incident to the management of the Company's business and objectives. The Initial Member hereby selects Michael F. Neidorff as the initial Manager.

         7.2 AUTHORITY OF MANAGERS TO BIND THE COMPANY - The Members hereby agree that only the Manager, and any authorized officer or agents of the Company shall have the authority to bind the Company (and with respect to officers and agents, only to the extent of the authority granted). No Member, other than a Member who is the Manager, shall take any action to bind the Company. The Manager has the power, on behalf of the Company, to do all things necessary or convenient to carry out the business and affairs of the Company, except those conferred on or reserved to the Members by this Agreement, including, without limitation:

                  7.2.1 the institution, prosecution and defense of any proceeding in the Company's name;

                  7.2.2 the purchase, receipt, lease or other acquisition, ownership, holding, improvement, use and other dealing with Property, wherever located;

                  7.2.3 the sale, conveyance, mortgage, pledge, lease, exchange, refinance and other disposition of Property;

                  7.2.4 the entering into contracts and guaranties; incurring of liabilities; borrowing money, issuance of notes, bonds, and other obligations; and the securing of any of the Company's obligations by mortgage or pledge of any of the Company's Property or income;

                  7.2.5 the lending of money, investment and reinvestment of the Company's funds, and receipt and holding of property as security for repayment, including, without limitation, the loaning of money to Members, officers, employees, and agents;

                  7.2.6 the purchase by the Company of an interest in real property; and

                  7.2.7 the conduct of the Company's business, the establishment of Company offices, and the exercise of the powers of the Company within or without the State of Delaware.

         7.3 OFFICERS. The Manager may appoint a president, chief financial officer, treasurer, secretary or such other officers ("Officers") of the Company as he deems necessary or appropriate, and may assign or delegate to such Officers the titles, duties, responsibilities, and authorities reflected in such resolutions. An Officer will serve until he or she resigns or is removed by the Manager, with or without cause, subject to contractual rights, if any, of such Officer. At all times, the actions of the Officers will be subject to the review, delegation, redetermination, direction, and control of the Manager. The initial Officers of the Company shall be Michael F. Neidorff, President, and Karey L. Witty, Secretary and Treasurer.

         7.4 MANAGERS' STANDARD OF CARE - The Manager's duty of care in the discharge of the Manager's duties to the Company and the Members is limited to refraining from engaging in grossly negligent or reckless conduct, intentional misconduct or a knowing violation of law. In discharging their duties, the Manager shall be fully protected in relying in good faith upon the records required to be maintained under Article IV hereof and upon such information, opinions, reports or statements by the Members, agents, or by any other person, as to matters the Manager reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits or losses of the Company or any other facts pertinent to the existence and amount of assets from which distributions to Members might properly be paid.

         7.5 REIMBURSEMENT OF EXPENSES; FEES TO MANAGER - The Company shall reimburse the Manager for the Manager's reasonable out-of-pocket expenses incurred in the performance of the Manager's duties as Manager.

         7.6 REMOVAL OF MANAGER; REPLACEMENT - The Manager may be removed, and such vacancy may be filled, by the vote of the majority of the Members.

                                  ARTICLE VIII
                       CONTRIBUTIONS AND CAPITAL ACCOUNTS

         8.1 INITIAL CAPITAL CONTRIBUTIONS - The Capital Contribution of the Initial Member, and such Member's corresponding Ownership Interest, shall be as set forth opposite the Initial Member's name and address on the attached Exhibit A. Hereafter, the names, addresses and Capital Contributions of the Members shall be reflected in the books and records of the Company.

         8.2 ADDITIONAL CAPITAL CONTRIBUTIONS - Members shall not be required to make additional Capital Contributions. Notwithstanding the above, however, the Manager may determine from time to time that additional contributions are needed to enable the Company to conduct its business. Upon making such a determination, the Manager shall give notice to all Members in writing at least ten (10) days prior to the date on which such additional contribution is required. Each Member shall contribute a proportionate share of such additional contribution in accordance with that Member's Ownership Interest. In the event that any one or more Members do not make such additional contributions, the other Members shall be given the opportunity to make such contributions in place of those Members. Each contributing Member's Capital Account shall be adjusted accordingly for such contributions, as shall all Member's respective Ownership Interest.

         8.3 MAINTENANCE OF CAPITAL ACCOUNTS - The Company shall maintain for each Member a Capital Account in accordance with the rules applicable to partnerships in Regulation Section 1.704-1(b)(2)(iv) or any successor Regulation which by its terms would be applicable to the Company.

         8.4      CAPITAL WITHDRAWAL RIGHTS; INTEREST; PRIORITY

                  8.4.1 Except as expressly provided in this Agreement or as required by law, no Member shall be entitled to withdraw or reduce such Member's Capital Contribution or to receive any Distribution from the Company.

                  8.4.2 No member shall be entitled to receive or be credited with any interest on the balance of such Member's Capital Account at any time.

                                   ARTICLE IX
                          ALLOCATIONS AND DISTRIBUTIONS

         9.1 ALLOCATIONS OF NET PROFITS AND NET LOSSES - Except as otherwise provided herein, Net Profits and Net Losses, and items of income, gain, loss, deduction and credit for income tax purposes shall be apportioned among the Members in proportion to their Ownership Interests.

         9.2      OTHER ALLOCATION RULES

                  9.2.1 For purposes of determining the Net Profits, Net Losses or any other items allocable to any period, Net Profits, Net Losses, and any such other items shall be determined on a daily, monthly or other basis, as determined by the Manager using any permissible method under Code Section 706 and the Regulations thereunder.

                  9.2.2 The Members are aware of the income tax consequences of the allocations made by this Article IX and hereby agree to be bound by the provisions of this Article IX in reporting their shares of Company income and loss for income tax purposes.

         9.3      TAX ALLOCATIONS; CODE SECTION 704(c) - In accordance with Code
Section 704(c) and the Regulations thereunder, income, gain, loss and deduction with respect to any Property contributed to the capital of the Company shall be allocated among the Members so as to take account of any variation between the adjusted basis of such Property at the time contributed to the Company and its value at the time of contribution.

         9.4 INTERIM DISTRIBUTIONS - From time to time, the Manager shall determine in the Manager's reasonable judgment to what extent, if any, the Company's cash on hand exceeds the current and anticipated needs, including, without limitation, needs for operating expenses, debt service, acquisitions or reserves, if any. To the extent such excess exists, the Manager may, subject to any restraints contained in any financing or related agreements to which the Company is a party, make distributions to the Members in accordance with their Ownership Interests. Such distribution shall be in cash or Property (which shall be distributed proportionately) or partly in both, as determined by the Manager. Notwithstanding anything contained herein to the contrary, however, the Company, to the full extent allowed by law and subject to any restraints contained in any financing or related agreements to which the Company is a party, shall be required to make annual distributions to the Members in an amount sufficient to cover the tax liability of such Member for such taxable year resulting from the operations of the Company; provided, however, that all such Distributions shall be made to the Members in accordance with this Agreement.

         9.5 LIMITATIONS ON DISTRIBUTIONS - No distribution shall be declared and paid unless, after the distribution is made, the assets of the Company are in excess of all liabilities of the Company, except liabilities to Members on account of their Capital Accounts.

                                    ARTICLE X
                                      TAXES

         10.1 ELECTIONS - The Manager may make any tax elections for the Company allowed under the Code or the tax laws of any state or other jurisdiction having Taxing Jurisdiction over the Company.

         10.2 TAXES OF TAXING JURISDICTIONS - To the extent that the laws of any Taxing Jurisdiction require, each Member requested to do so by the Manager will submit an agreement indicating that the Member will make timely income tax payments to the Taxing Jurisdiction and that the Member accepts personal jurisdiction of the Taxing Jurisdiction with regard to the collection of income taxes attributable to the Member's income, and interest and penalties assessed on such income. If the Member fails to provide such agreement, the Company may withhold and pay over to such Taxing Jurisdiction the amount of tax, penalty and interest determined under the laws of the Taxing Jurisdiction with respect to such income. Any such payments with respect to the income of a Member shall be treated as a distribution for purposes of Article IX hereof. The Manager may, where permitted by the rules of any Taxing Jurisdiction, file a composite, combined or aggregate tax return reflecting the income of the Company and pay the tax, interest and penalties of some or all of the Members on such income to the Taxing Jurisdiction, in which case the Company shall inform the Members of the amount of such tax interest and penalties so paid.

         10.3 TAX MATTERS MANAGER - Until changed by the Manager, the Manager hereby designates Karey L. Witty to act as a Tax Matters Manager of the Company pursuant to Section 623 1(a)(7) of the Code. The Tax Matters Manager may not take any action contemplated by Sections 6222 through 6232 of the Code without the consent of the Manager. For purposes of this provision, the term "Tax Matters Manager" shall have the same meaning as the term "tax matters partner" under the Code.

                                   ARTICLE XI
                         TRANSFER OF OWNERSHIP INTERESTS

         11.1 CERTIFICATE FOR OWNERSHIP INTEREST. The Ownership Interest may be evidenced by a certificate in a form approved by the Manager. Such certificate shall contain a restrictive legend prohibiting any transferability thereof without the express compliance with the terms and conditions of this Agreement, as may be amended from time to time.

         11.2 TRANSFER - A Member may not voluntarily Transfer or permit the Transfer of all or any portion of the Member's Ownership Interest except as permitted by this Article XI or as may be required under the Act. No Ownership Interest may be voluntarily transferred:

                  11.2.1 if such transfer, alone or when combined with other transactions, would result in a termination of the Company within the meaning of
Section 708 of the Code;

                  11.2.2 if such transfer would cause the Company to suffer any adverse tax consequences, as determined by the Tax Matters Partner in his sole discretion;

                  11.2.3 without evidence (which may include an opinion of counsel) satisfactory to the Manager that such transfer is subject to an effective exemption from the registration requirements of applicable state and federal securities laws;

                  11.2.4 unless and until the Company receives from the transferee such information and agreements as the Manager may reasonably require, including but not limited to, a written agreement to be bound by all of the provisions of this Agreement and any amendments hereto; and

                  11.2.5 unless such transfer is in compliance with any restrictions on the transfer of an Ownership Interest in the Company under any financing or related agreements to which the Company is a party.

         11.3 TRANSFERS NOT IN COMPLIANCE WITH THIS ARTICLE VOID - Any attempted transfer of an Ownership Interest, or any part thereof, not in compliance with this Article XI is null and void ab initio and shall not be recognized by the Company for any purpose.

                                   ARTICLE XII
                      DISSOCIATION OF A MEMBER; WITHDRAWAL

         12.1 DISSOCIATION - A Person shall cease to be a Member upon the happening of any of the following events of Dissociation:

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

                  12.1.1 the withdrawal of such Member, which withdrawal shall require at least thirty (30) days advance written notice to the Company by such Member of such Member's intention to withdraw;

                  12.1.2   the Member becomes a Bankrupt Member;

                  12.1.3 any dissolution or termination of existence of such Member, or any merger or consolidation involving such Member, other than any merger in which such Member is the surviving entity;

                  12.1.4   the Member's death; or

                  12.1.5 the entry by a court of competent jurisdiction adjudicating the Member incompetent to manage his or her person or estate.

         12.2     RIGHTS OF DISSOCIATING MEMBER - In the event any Member
Dissociates:

                  12.2.1 If the Dissociation causes a dissolution and winding up of the Company under Article XIV hereof, the Member shall be entitled to participate in the winding up of the Company to the same extent as any other Member except that, if the Dissociation is in violation of this Agreement, any distributions to which the Dissociated Member would have been entitled shall be reduced by the damages sustained by the Company as a result of the dissolution and winding up.

                  12.2.2 If the Dissociation results from the events described in Sections 12.1 hereof and if the Dissociation does not cause a dissolution and winding up of the Company under Article XIV hereof, the Member, subject to any restrictions on the transfer of an Ownership Interest in the Company under any financing or related agreements to which the Company is a party, shall be entitled to have his, her or its Ownership Interest purchased by the Company or the remaining, for a purchase price equal to the fair market value of the Member's Ownership Interest as determined according to Section 12.3 hereof.

                  12.2.3 The Company, or another Member or Members, as the case may be, may, in its or their sole discretion, pay the amount due the Dissociated Member in annual installments with interest at the applicable federal funds rate over a period not to exceed two (2) years.

         12.3 PURCHASE PRICE OF DISSOCIATED MEMBER'S OWNERSHIP INTEREST - The purchase price to be paid pursuant to Section 12.2 hereof shall be the fair market value of such Member's Ownership Interest. The fair market value of a Member's Ownership Interest shall be determined by agreement between the Dissociated Member (or the Assignee of the Dissociated Member's Ownership Interest, as the case may be) and the Company, which agreement is subject to approval by a majority of the remaining Members. For this purpose, the fair market value of the Dissociated Member's Ownership Interest shall be computed as the amount which could reasonably be expected to be realized by such Member upon the sale of the Company at the time of occurrence of the event of Dissociation. If the Dissociated Member (or the Assignee of the Dissociated Member's Ownership Interest, as the case may be) and the Company cannot agree upon the fair market value of such Ownership Interest within thirty (30) days, the fair market value thereof shall be determined by appraisal, the Company and the Dissociated Member each to choose one appraiser and the two appraisers so chosen to choose a third appraiser. The decision of a majority of the appraisers as to the fair market value of such Ownership Interest shall be final and binding and may be enforced by legal proceedings. The Dissociated Member and the Company shall each compensate the appraiser appointed by it and the compensation of the third appraiser shall be borne equally by such parties.

                                  ARTICLE XIII
                  ADMISSION OF ASSIGNEES AND ADDITIONAL MEMBERS

         13.1 RIGHTS OF ASSIGNEES - A transferee of an Ownership Interest shall be an Assignee until and unless such Assignee is admitted as a Substitute Member pursuant to Section 13.2 hereof. The Assignee of an Ownership Interest has no right to participate in the management of the business and affairs of the Company or to become a Member. The Assignee is only entitled to receive the Distributions and return of capital, and to be allocated the Net Profits and Net Losses attributable to the Ownership Interest.

         13.2 ADMISSION OF SUBSTITUTE MEMBERS - An Assignee of an Ownership Interest shall be admitted as a Substitute Member and admitted to all the rights of the Member who initially assigned the Ownership Interest only with the approval of the majority of the Members. If so admitted, the Substitute Member has all the rights and powers and is subject to all the restrictions and liabilities of the Member originally assigning the Ownership Interest. The admission of a Substitute Member shall not release the Member originally assigning the Ownership Interest from any liability to the Company that may have existed prior to such approval.

         13.3 ADMISSION OF ADDITIONAL MEMBERS - The Members may permit the admission of Additional Members and may determine the Capital Contributions of such Additional Members.

                                   ARTICLE XIV
                           DISSOLUTION AND WINDING UP

         14.1 DISSOLUTION - The Company shall be dissolved and its affairs wound up, upon the first to occur of the following events (which, unless the Members agree to continue the business, shall constitute Dissolution Events):

                  14.1.1 the written consent of the Members, by the approval of the Members as provided in Section 6.1;

                  14.1.2 the Dissociation of any Member, if a majority of the remaining Members agree within ninety (90) days after such Dissociation to dissolve the Company; or

                  14.1.3 the merger, consolidation, or transfer of all or a substantial part of the properties or assets of any Member with any other Person without the advance written consent of all of the other Members, unless a majority of the Members (with the subject Member not voting on such matter) agree within ninety (90) days after such action to continue the business. This provision shall not apply to mergers between Members.

         14.2 EFFECT OF DISSOLUTION - Upon dissolution, the Company shall cease to carry on its business, except insofar as may be necessary or appropriate for the winding up of its business, but its separate existence shall continue until a Certificate of Cancellation has been filed with the Secretary of State of Delaware or until a decree terminating the Company has been entered by a court of competent jurisdiction.

         14.3 DISTRIBUTION OF ASSETS ON DISSOLUTION - Upon the winding up of the Company, the Company Property shall be distributed:

                  14.3.1 first, to creditors, including Members who are creditors, to the extent permitted by law, in satisfaction of Company liabilities; and

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

                  14.3.2 second, to Members in accordance with positive Capital Account balances taking into account all Capital Account adjustments for the Company's taxable year in which the liquidation occurs. Such distributions shall be in cash or Property (which need not be distributed proportionately) or partly in both, as determined by the Manager.

         14.4 WINDING UP AND CERTIFICATE OF CANCELLATION - The winding up of the Company shall be completed when all debts, liabilities and obligations of the Company have been paid and discharged or reasonably adequate provision therefor has been made, and all of the remaining property and assets of the Company have been distributed to the Members. Upon the completion of winding up of the Company, a Certificate of Cancellation shall be delivered to the Secretary of State of Delaware for filing. The Certificate of Cancellation shall set forth the information required by the Act.

                                   ARTICLE XV
                                    AMENDMENT

         This Agreement may be modified as provided in this Article XV (as the same may, from time to time be amended), by the approval of the Members as provided in Section 6.1. No Member shall have any vested rights in this Agreement which may not be modified through an amendment to this Agreement.

                                   ARTICLE XVI
                            MISCELLANEOUS PROVISIONS

         16.1 ENTIRE AGREEMENT - This Agreement represents the entire agreement among all the Members and between the Members and the Company.

         16.2 NO PARTNERSHIP INTENDED FOR NONTAX PURPOSES - The Members have formed the Company under the Act, and expressly do not intend hereby to form a partnership under either the Delaware Revised Uniform Partnership Act or the Delaware Revised Uniform Limited Partnership Act. The Members do not intend to be partners one to another, or partners as to any third party. To the extent any Member, by word or action, represents to another person that any other Member is a partner or that the Company is a partnership, the Member making such wrongful representation shall be liable to any other Member who incurs personal liability by reason of such wrongful representation.

         16.3 RIGHTS OF CREDITORS AND THIRD PARTIES UNDER AGREEMENT - This Agreement is entered into among the Company and the Members for the exclusive benefit of the Company, its Members and their successors and assignees. This Agreement is expressly not intended for the benefit of any creditor of the Company or any other Person. Except and only to the extent provided by applicable statute, no such creditor or third party shall have any rights under this Agreement or any agreement between the Company and any Member with respect to any Capital Contribution or otherwise.

         16.4 WAIVER. The waiver by any party of a breach or violation of any provision of this Agreement shall not operate as, or be construed to constitute, a waiver of any subsequent breach of the same or another provision hereof.

         16.5 ENFORCEMENT. In the event any party resorts to legal action to enforce or interpret any provision of this Agreement, the prevailing party or parties shall be entitled to recover the costs of such action so incurred, including, without limitation, reasonable attorney's fees.

         16.6 GOVERNING LAW. This Agreement has been executed and delivered in, and shall be governed by and construed and enforced in accordance with, the laws of the State of Delaware.

         16.7 SEVERABILITY. In the event any provision of this Agreement is held to be invalid, illegal or unenforceable for any reason and in any respect, such invalidity, illegality or unenforceability shall not affect the remainder of this Agreement, which shall be and remain in full force and effect, enforceable in accordance with its terms.

         16.8 COUNTERPARTS. This Agreement may be signed in any number of counterparts, and signature to any one counterpart shall be deemed signature to all other counterparts, which when taken together shall constitute one agreement.

         16.9 HEADINGS. Headings contained in this Agreement have been inserted herein only as a matter of convenience and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions hereof.

         16.10 FACSIMILE AND TELECOPIER SIGNATURES. For purposes of executing this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, any facsimile or telecopy document is to be reexecuted in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Agreement or any amendment or other document executed in compliance with this Section.

     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK - SIGNATURE PAGE TO FOLLOW]

                                    EXHIBIT A

                                               Initial Capital         Ownership
           Member/Address                       Contribution           Interest         Membership Units
Centene Management Corporation                    $________               100%                1,000
7711 Carondelet Avenue, Suite 800
Clayton, Missouri 63105

                                    EXHIBIT D

                                   RESOLUTIONS

                                 WRITTEN CONSENT
                   IN LIEU OF A SPECIAL MEETING OF THE MEMBER
                        OF CMC REAL ESTATE COMPANY, LLC,
                      A DELAWARE LIMITED LIABILITY COMPANY

         The undersigned, being the sole member of CMC Real Estate Company, LLC, a Delaware limited liability company ("Company"), do hereby consent to and adopt the following action as the action of the sole member of said Company, and waive notice of any meeting and the holding of any meeting, it being intended that this Consent shall have the same force and effect as the vote of the member of the Company at a meeting duly called and held this date. This Consent shall be filed with the permanent records of the Company as the duly authorized act of the member of the Company.

                  NOW THEREFORE, BE IT RESOLVED, that the Company is hereby authorized to obtain a loan in the amount of $8,000,000 (the "Loan") from Midwest BankCentre (the "Lender") to be secured by that certain real property and improvements thereon located at 7711 Carondelet Avenue, St. Louis, Missouri 63105 (the "Property").

                  FURTHER RESOLVED, that the undersigned hereby approves the form of the Deed of Trust, Assignment and Security Agreement, the Promissory Note, the Absolute Assignment of Rents and Leases and the Environmental Indemnity Agreement (collectively, the "Loan Documents"), and hereby authorizes the Manager, the President or Secretary of the Company to execute and deliver on behalf of the Company the Loan Documents and any other documents required by the Lender to be executed on behalf of the Company with such corrections, amendments and changes and additional documents (which corrections, amendments and changes and additional documents do not alter in any material way the basic economic terms set forth in the Loan Documents) as shall be approved by the Manager or officer of this Company who executes such documents, such execution to constitute conclusive evidence of the approval by the Manager or such officer and approval by the undersigned of such corrections, amendments, changes and additional documents.

                  FURTHER RESOLVED, that the Manager, the President and the Secretary of this Company are each hereby authorized and directed to take all actions, including, without limitation, entering into, executing and delivering various binding agreements and documents, including, without limitation, the Loan Documents, on behalf of the Company, all as necessary or desirable to consummate and close the transactions contemplated in the Loan Documents. Any and all acts which the Manager or said officers may take, do or perform in conformity with the powers conferred on them by these resolutions are hereby expressly authorized, approved, ratified and confirmed.

         IN WITNESS WHEREOF, the undersigned has adopted this Consent to be effective on the______day of August, 2003.

                                       Centene Management Company LLC

                                       By: /s/ Michael F. Neidorff
                                           -------------------------------------
                                       Name: Michael F. Neidorff
                                       Title: President

                                       Being the sole member of the Company.

                                       2